UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-22329

Nuveen Mortgage and Income Fund

(Exact name of registrant as specified in charter)

Nuveen Investments

333 West Wacker Drive, Chicago, IL 60606

(Address of principal executive offices) (Zip code)

Mark L. Winget

Nuveen Investments

333 West Wacker Drive, Chicago, IL 60606

(Name and address of agent for service)

Registrant’s telephone number, including area code:	(312) 917-7700

Date of fiscal year end:	December 31

Date of reporting period:	June 30, 2023

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policy making roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss.3507.

ITEM 1.	REPORTS TO STOCKHOLDERS.

Closed-End Funds

June 30, 2023

Nuveen Closed-End Funds

This semi-annual report contains the Funds’ unaudited financial statements.

JGH	Nuveen Global High Income Fund
NPCT	Nuveen Core Plus Impact Fund
JLS	Nuveen Mortgage and Income Fund

Semi-annual Report

Chair’s Letter to Shareholders

Dear Shareholders,

The significant measures taken by the U.S. Federal Reserve (Fed) and other global central banks since 2022 to contain inflation have begun to take effect. From March 2022 to July 2023, the Fed raised the target fed funds rate by 5.25% to a range of 5.25% to 5.50%. Even with a brief pause in June 2023, this has been one of the fastest interest rate hiking cycles in the Fed’s history. Inflation rates in the U.S. and across most of the world have fallen from their post-pandemic highs but currently remain above the levels that central banks consider supportive of their economies’ long-term growth, particularly when looking at core inflation measures, which exclude volatile food and energy prices.

At the same time, the U.S. and other large economies have remained relatively resilient, even as financial conditions have tightened. U.S. gross domestic product accelerated to 2.4% in the second quarter of 2023 from 2.0% in the first quarter of 2023, after growing 2.1% in 2022 overall compared to 2021. A relatively strong jobs market has helped support consumer sentiment and spending despite historically high inflation. Markets are concerned that these conditions could keep upward pressure on prices and wages and continue to assess the impact of the collapse of three regional U.S. banks (Silicon Valley Bank, Signature Bank and First Republic Bank) and major European bank Credit Suisse in March 2023.

Fed officials are closely monitoring inflation data and other economic measures to modify their rate setting activity based upon these factors on a meeting-by-meeting basis, including pausing rate adjustments at the June 2023 meeting to assess the effects of monetary policy on the economy. While uncertainty has increased given the unpredictable outcome of tighter credit conditions on the economy, the Fed remains committed to acting until it sees sustainable progress toward its inflation goals. Additionally, market concerns surrounding the U.S. debt ceiling faded after the government agreed in June 2023 to suspend the nation’s borrowing limit until January 2025, averting a near-term default scenario. In the meantime, markets are likely to continue reacting in the short term to news about inflation data, economic indicators and central bank policy. We encourage investors to keep a long-term perspective amid the short-term turbulence. Your financial professional can help you review how well your portfolio is aligned with your time horizon, risk tolerance and investment goals.

On behalf of the other members of the Nuveen Fund Board, we look forward to continuing to earn your trust in the months and years ahead.

Sincerely,

Terence J. Toth

Chair of the Board

August 22, 2023

Important Notices

Portfolio Manager Commentaries in Semi-annual Shareholder Reports

The Funds include portfolio manager commentary in their annual shareholder reports. For the Funds’ most recent annual portfolio manager discussion, please refer to the Portfolio Managers’ Comments section of each Fund’s December 31, 2022 annual shareholder report.

For current information on your Fund’s investment objectives, portfolio management team and average annual total returns please refer to the Fund’s website at www.nuveen.com.

For changes that occurred to your Fund both during and subsequent to this reporting period, please refer to the Notes to Financial Statements section of this report.

For average annual total returns as of the end of this reporting period, please refer to the Performance Overview and Holding Summaries section within this report.

Portfolio Manager Update for (JGH)

Effective March 21, 2023, John Espinosa, Brenda Langenfeld, and Katherine Renfrew have been added as portfolio managers and Anders Persson no longer serves as a portfolio manager of the Fund. Mr. Persson continues in his role as Chief Investment Officer of Nuveen Global Fixed Income. Kevin Lorenz and Jacob Fitzpatrick continue to serve as portfolio managers of the Fund.

Fund Leverage

IMPACT OF THE FUND’S LEVERAGE STRATEGY ON PERFORMANCE

One important factor impacting the common share returns of the Funds relative to their comparative benchmarks was the use of leverage through bank borrowings, Taxable Fund Preferred Shares (TFP) for NPCT and reverse repurchase agreements for NPCT and JLS. The Funds use leverage because our research has shown that, over time, leveraging provides opportunities for additional income. The opportunity arises when short-term rates that the Fund pays on its leveraging instruments are lower than the interest the Fund earns on its portfolio securities that it has bought with the proceeds of that leverage.

However, use of leverage can expose Fund common shares to additional price volatility. When a Fund uses leverage, the Fund’s common shares will experience a greater increase in their net asset value if the securities acquired through the use of leverage increase in value, but will also experience a correspondingly larger decline in their net asset value if the securities acquired through leverage decline in value. All this will make the shares’ total return performance more variable over time.

In addition, common share income in levered funds will typically decrease in comparison to unlevered funds when short-term interest rates increase and increase when short-term interest rates decrease. In recent quarters, fund leverage expenses have generally tracked the overall movement of short-term interest rates. While fund leverage expenses are higher than prior year lows, leverage nevertheless continues to provide the opportunity for incremental common share income, particularly over longer-term periods.

JGH and JLS’s use of leverage contributed to relative performance during the reporting period. In addition, the Funds’ use of leverage was accretive to common share income. NPCT’s use of leverage detracted from relative performance during the reporting period.

JGH also continued to use interest rate swap contracts to partially hedge its future interest cost of leverage. The interest rate swaps contributed to relative performance during the reporting period.

As of June 30, 2023, the Funds’ percentages of leverage are as shown in the accompanying table.

	JGH	NPCT	JLS
Effective Leverage*	28.78%	39.38%	28.39%
Regulatory Leverage*	28.78%	34.00%	8.54%
*

Effective leverage is a Fund’s effective economic leverage, and includes both regulatory leverage and the leverage effects of reverse repurchase agreements, certain derivative and other investments in a Fund’s portfolio that increase the Fund’s investment exposure. Regulatory leverage consists of preferred shares issued or borrowings of the Fund. Both of these are part of a Fund’s capital structure. A Fund, however, may from time to time borrow on a typically transient basis in connection with its day-to-day operations, primarily in connection with the need to settle portfolio trades. Such incidental borrowings are excluded from the calculation of a Fund’s effective leverage ratio. Regulatory leverage is subject to asset coverage limits set forth in the Investment Company Act of 1940.

Fund Leverage (continued)

Bank Borrowings

As noted previously, the Funds employ leverage through the use of bank borrowings. The Funds’ bank borrowing activities are as shown in the accompanying table.

						Subsequent to the Close of
	Current Reporting Period					the Reporting Period
Fund	Outstanding Balance as of January 1, 2023	Draws	Paydowns	Outstanding Balance as of June 30, 2023	Average Balance Outstanding	Draws	Paydowns	Outstanding Balance as of August 22, 2023
JGH	$127,000,000	$—	$(8,000,000)	$119,000,000	$122,845,304	$—	$—	$119,000,000
NPCT	$105,500,000	$—	$—	$105,500,000	$105,500,000	$—	$—	$105,500,000
JLS	$12,495,000	$700,000	$(3,500,000)	$9,695,000	$10,167,928	$—	$—	$9,695,000

Refer to Notes to Financial Statements, Note 10 – Borrowing Arrangements and Reverse Repurchase Agreements for further details.

Reverse Repurchase Agreements

As noted previously, JLS and NPCT use reverse repurchase agreements, in which the Fund sells to a counterparty a security that it holds with a contemporaneous agreement to repurchase the same security at an agreed-upon price and date. The Funds’ transactions in reverse repurchase agreements are as shown in the accompanying table.

						Subsequent to the Close of
	Current Reporting Period					the Reporting Period
Fund	Outstanding Balance as of January 1, 2023	Sales	Purchases	Outstanding Balance as of June 30, 2023	Average Balance Outstanding	Sales	Purchases	Outstanding Balance as of August 22, 2023
NPCT	$45,820,000	$91,640,000	$(91,640,000)	$45,820,000	$45,820,000	$—	$—	$45,820,000
JLS	$32,145,000	$62,050,000	$(62,750,000)	$31,445,000	$31,839,475	$—	$(897,000)	$30,548,000

Refer to Notes to Financial Statements, Note 10 – Borrowing Arrangements and Reverse Repurchase Agreements for further details.

Taxable Fund Preferred Shares

As noted previously, in addition to bank borrowings, NPCT also issued TFP. The Fund’s transactions in TFP are as shown in the accompanying table.

						Subsequent to the Close of
	Current Reporting Period					the Reporting Period
Fund	Outstanding Balance as of January 1, 2023	Issuance	Redemptions	Outstanding Balance as of June 30, 2023	Average Balance Outstanding	Sales	Purchases	Outstanding Balance as of August 22, 2023
NPCT	$70,000,000	$—	$—	$70,000,000	$70,000,000	$—	$—	$70,000,000

Refer to Notes to Financial Statements, Note 6 – Fund Shares for further details on TFP.

Common Share Information

(Unaudited)

COMMON SHARE DISTRIBUTION INFORMATION FOR JGH AND JLS

The following information regarding the distributions for JGH and JLS are current as of June 30, 2023, the Funds’ fiscal and tax year end, and may differ from previously issued distribution notices.

The Funds have implemented a level distribution program to provide shareholders with stable, but not guaranteed, cash flow, independent of the amount or timing of income earned or capital gains realized by the Fund. Under this program, the Fund’s regular monthly distribution, in order to maintain its level distribution amount, may include net investment income, return of capital and potentially capital gains for tax purposes. The practice of maintaining a stable distribution level had no material effect on each Fund’s investment strategy during the most recent fiscal period and is not expected to have such an effect in future periods, however, distributions in excess of Fund returns will cause its NAV per share to erode. For additional information, refer to the distribution information section below and in the Notes to Financial Statements herein.

Actual amounts and sources for tax reporting purposes will be determined as of each Fund’s fiscal year-end and reported to shareholders on Form 1099-DIV. Because distribution source estimates are updated throughout the current fiscal year based on a Fund’s performance, these estimates may differ from both the tax information reported to you in your Fund’s 1099 statement, as well as the ultimate economic sources of distributions over the life of your investment. The figures in the table below provide an estimate of the sources of distributions and may include amounts attributed to realized gains and/or returns of capital. The Funds attribute these estimates equally to each regular distribution throughout the year. Consequently, the estimated information shown below is for the current distribution, and also represents an updated estimate for all prior months in the fiscal year. These estimates should not be used for tax reporting purposes. The final determination for all distributions paid in 2023 will be made in early 2024 and reported to you on Form 1099-DIV. More details about each Fund’s distributions and the basis for these estimates are available on www.nuveen.com/en-us/closed-end-funds.

Data as of June 30, 2023

		Current Month Estimated Percentage of Distributions			Fiscal YTD Estimated Per Share Amounts
Fund	Latest Monthly Per Share Distribution	Net Investment Income	Realized Gains	Return of Capital	Total Distributions	Net Investment Income	Realized Gains	Return of Capital
JGH	$0.1035	74.15%	0.00%	25.85%	$0.6210	$0.4605	$0.0000	$0.1605
JLS	$0.1230	93.37%	0.00%	6.63%	$0.7170	$0.6694	$0.0000	$0.0476

The following table provides information regarding Fund distributions and total return performance over various time periods. This information is intended to help you better understand whether Fund returns for the specified time periods were sufficient to meet Fund distributions.

Data as of June 30, 2023

			Annualized			Cumulative
Fund	Inception Date	Latest Monthly Per Share Distribution	Current Distribution on NAV	1-Year Return on NAV	5-Year Return on NAV	Fiscal YTD Distributions on NAV	Fiscal YTD Return on NAV
JGH	11/24/2014	$0.1035	9.78%	11.24%	1.42%	4.89%	4.21%
JLS	11/25/2009	$0.1230	7.79%	5.61%	1.00%	3.78%	4.33%

Common Share Information (Unaudited) (continued)

COMMON SHARE DISTRIBUTION INFORMATION FOR NPCT

NPCT makes regular cash distributions to shareholders of a stated dollar amount per share. Subject to approval and oversight by the Board of Trustees, the Fund seeks to maintain a stable distribution level designed to deliver the long-term return potential of the Fund’s investment strategy through regular distributions (a “Managed Distribution Program”). The practice of maintaining a stable distribution level had no material effect on the Fund’s investment strategy during the most recent fiscal period and is not expected to have such an effect in future periods, however, distributions in excess of Fund returns will cause its NAV per share to erode. For additional information, refer to the distribution information section below and in the Notes to Financial Statements herein.

The following information regarding the Fund’s distributions is current as of June 30, 2023. This notice provides shareholders with information regarding fund distributions, as required by current securities laws. You should not draw any conclusions about the Fund’s investment performance from the amount of the distribution or from the terms of the Fund’s Managed Distribution Policy.

The following table provides estimates of the Fund’s distribution sources, reflecting year-to-date cumulative experience through the month-end prior to the latest distribution. The Fund attributes these estimates equally to each regular distribution throughout the year. Consequently, the estimated information as of the specified month-end shown below is for the current distribution, and also represents an updated estimate for all prior months in the year. For the Fund, it is estimated that the Fund has distributed more than its income and net realized capital gains; therefore, a portion of the distributions may be (and is shown below as being estimated to be) a return of capital. A return of capital may occur, for example, when some or all of the money that you invested in the Fund is paid back to you. A return of capital distribution does not necessarily reflect the Fund’s investment performance and should not be confused with “yield” or “income.”

The amounts and sources of distributions reported in this notice are only estimates and are not being provided for tax reporting purposes. The actual amounts and sources of the amounts for tax reporting purposes will depend upon the Fund’s investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. The Fund will send a Form 1099-DIV for the calendar year that will tell you how to report these distributions for federal income tax purposes. More details about the Fund’s distributions and the basis for these estimates are available on www.nuveen.com/cef.

Data as of June 30, 2023

		Fiscal YTD
		Per Share Estimated Sources of Distribution				Estimated Percentage of the Distribution
Fund	Per Share Distribution	Net Investment Income	Long-Term Gains	Short-Term Gains	Return of Capital	Net Investment Income	Long-Term Gains	Short-Term Gains	Return of Capital
NPCT (FYE 12/31)	$0.5380	$0.1997	$0.0000	$0.0000	$0.3383	37.1%	0.00%	0.00%	62.9%

The following tables provide information regarding the Fund’s common share distributions and total return performance for the six month ended June 30, 2023. This information is intended to help you better understand whether the Funds’ returns for the specified time period were sufficient to meet its distributions.

					Annualized		Cumulative
Fund	Inception Date	Latest Monthly Distribution	Fiscal YTD Distribution	Net Asset Value (NAV)	Since Inception Return on NAV	Fiscal YTD Distribution Rate on NAV	Fiscal YTD Return on NAV	Fiscal YTD Distribution Rate on NAV
NPCT (FYE 12/31)	4/27/2021	$0.0830	$0.5380	$11.85	(15.11)%	9.08%	0.89%	4.54%

NUVEEN CLOSED-END FUND DISTRIBUTION AMOUNTS

The Nuveen Closed-End Funds’ monthly and quarterly periodic distributions to shareholders are posted on www.nuveen.com and can be found on Nuveen’s enhanced closed-end fund resource page, which is at https://www.nuveen.com/resource-center-closed-end-funds, along with other Nuveen closed-end fund product updates. To ensure timely access to the latest information, shareholders may use a subscribe function, which can be activated at this web page (https://www.nuveen.com/subscriptions).

COMMON SHARE REPURCHASES

The Funds’ Board of Trustees reauthorized an open-market common share repurchase program, allowing each Fund to repurchase and retire an aggregate of up to approximately 10% of its outstanding common shares.

During the current reporting period, the Funds did not repurchase any of their outstanding common shares. As of June 30, 2023, and since the inception of the Funds’ repurchase program, each Fund have cumulatively repurchased and retired its outstanding common shares as shown in the accompanying table.

	JGH	NPCT	JLS
Common shares cumulatively repurchased and retired	900,000	—	10,814
Common shares authorized for repurchase	2,315,000	2,875,000	545,000

OTHER COMMON SHARE INFORMATION

As of June 30, 2023, the Funds’ common share prices were trading at a premium/(discount) to their common share NAVs and trading at an average premium/(discount) to NAV during the current reporting period, as follows:

	JGH	NPCT	JLS
Common share NAV	$12.70	$11.85	$18.95
Common share price	$11.17	$9.97	$16.12
Premium/(Discount) to NAV	(12.05)%	(15.86)%	(14.93)%
Average premium/(discount) to NAV	(11.17)%	(14.48)%	(14.57)%

About the Funds’ Benchmarks

∎

Bloomberg Global High Yield Index (USD Hedged): An index designed to measure the performance of the fixed-rate high yield debt of companies in the U.S., developed markets and emerging markets. Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

∎

Bloomberg MSCI U.S. Green Bond Index: An index designed to measure the performance of USD-denominated, investment grade fixed income securities issued by U.S. and non-U.S. companies to fund projects with direct environmental benefits. Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

∎

Bloomberg U.S. Aggregate Bond Index: An index designed to measure the performance of the USD-denominated, fixed-rate U.S. investment grade taxable bond market. The index includes Treasuries, government-related and corporate securities, mortgage-backed securities (MBS), asset-backed securities (ABS) and commercial mortgage-backed securities (CMBS). Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

∎

Bloomberg U.S. Corporate High Yield Bond Index: An index designed to measure the performance of the USD-denominated, fixed-rate corporate high yield bond market. Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

∎

ICE BofA U.S. ABS & CMBS Index: An index that consists of a 50/50 blend of USD-denominated investment grade fixed- and floating-rate asset backed securities (ABS) and fixed-rate commercial mortgage-backed securities (CMBS) publicly issued in the U.S. domestic market. Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

∎

JLS Blended Benchmark (effective October 14, 2019): The ICE BofA U.S. ABS & CMBS Index consists of a 50/50 blend of USD-denominated, investment grade fixed and floating-rate asset backed securities (ABS) and fixed-rate commercial mortgage backed securities (CMBS) publicly issued in the U.S. The Fund’s performance was measured against the Bloomberg U.S. Aggregate Bond Index (defined herein) through October 13, 2019. Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

∎

NPCT Blended Benchmark: Consists of: 1) 60% Bloomberg MSCI U.S. Green Bond Index (defined herein), and 2) 40% Bloomberg U.S. Corporate High Yield Bond Index (defined herein). Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

JGH	Nuveen Global High Income Fund Performance Overview and Holding Summaries as of June 30, 2023

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this section.

Average Annual Total Returns as of June 30, 2023*

	Cumulative	Average Annual
	6-Month	1-Year	5-Year	Since Inception
JGH at Common Share NAV	4.21%	11.24%	1.42%	2.84%
JGH at Common Share Price	4.81%	7.90%	2.50%	3.38%
Bloomberg Global High Yield Index (USD Hedged)	4.94%	10.12%	2.59%	3.67%
*	For purposes of Fund performance, relative results are measured against the Bloomberg Global High Yield Index (USD Hedged).

Since inception returns are from 11/24/14. Performance data shown represents past performance and does not predict or guarantee future results. Current performance may be higher or lower than the data shown. Returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the sale of Fund shares. Returns at NAV are net of Fund expenses, and assume reinvestment of distributions. Comparative index return information is provided for the Fund’s shares at NAV only. Indexes are not available for direct investment.

Daily Common Share NAV and Share Price

This data relates to the securities held in the Fund’s portfolio of investments as of the end of the reporting period. It should not be construed as a measure of performance for the Fund itself. Holdings are subject to change.

The Fund uses credit quality ratings for its portfolio securities provided by Standard & Poor’s Group, Moody’s Investors Service, Inc. and Fitch, Inc. If all three provide a rating for a security, the middle is used; if two of the three agencies rate a security, the lower rating is used; and if only one rating agency rates a security, that rating is used. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below-investment grade ratings. Holdings designated N/R are not rated by these national rating agencies.

Fund Allocation

(% of net assets)

Corporate Bonds	94.5%
Sovereign Debt	14.7%
$1000 Par (or similar) Institutional Preferred	9.9%
Variable Rate Senior Loan Interests	9.3%
Contingent Capital Securities	5.3%
$25 Par (or similar) Retail Preferred	1.3%
Common Stocks	0.2%
Asset-Backed Securities	0.2%
Repurchase Agreements	4.0%
Other Assets Less Liabilities, Net	1.0%
Borrowings	(40.4)%
Net Assets	100%

Top Five Issuers

(% of total investments)

Tenet Healthcare Corp	1.3%
EQM Midstream Partners LP	1.3%
Albion Financing 2SARL	1.2%
Presidio Holdings Inc	1.2%
Colombia Government International Bond	1.1%

Portfolio Composition1

(% of total investments)

Oil, Gas & Consumable Fuels	12.5%
Sovereign Debt	10.5%
Banks	5.4%
Media	4.8%
Metals & Mining	3.6%
Insurance	3.6%
Specialty Retail	3.3%
Electric Utilities	3.1%
IT Services	3.1%
Chemicals	2.8%
Hotels, Restaurants & Leisure	2.8%
Diversified Telecommunication Services	2.7%
Trading Companies & Distributors	2.7%
Health Care Providers & Services	2.6%
Wireless Telecommunication Services	2.4%
Capital Markets	2.2%
Automobile Components	2.2%
Beverages	2.1%
Gas Utilities	1.9%
Passenger Airlines	1.8%
Pharmaceuticals	1.8%
Asset-Backed Securities	0.2%
Other	19.1%
Repurchase Agreements	2.8%
Total	100%

Portfolio Credit Quality

(% of total long-term investments)

BBB	11.0%
BB or Lower	88.0%
N/R (not rated)	0.8%
N/A (not applicable)	0.2%
Total	100%

Country Allocation2

(% of total investments)

United States	56.3%
Canada	5.7%
Mexico	3.3%
Colombia	2.6%
Australia	2.4%
United Kingdom	2.0%
Luxembourg	2.0%
Netherlands	1.9%
Israel	1.8%
France	1.6%
South Africa	1.4%
Other[3]	19.0%
Total	100%

1	See the Portfolio of Investments for the remaining industries/sectors comprising “Other” and not listed in the table above.
2	Includes 25.0% (as a percentage of total investments) in emerging market countries.
3	“Other” countries include thirty-nine countries that individually constitute less than 1.3% as a percentage of total investments.

NPCT	Nuveen Core Plus Impact Fund Performance Overview and Holding Summaries as of June 30, 2023

Refer to Glossary of Terms Used in this Report for further definition of terms used in this section.

Cumulative Total Returns as of June 30, 2023*

	Cumulative	Average Annual
	6-Month	1-Year	Since Inception
NPCT at Common Share NAV	0.89%	(3.97)%	(15.11)%
NPCT at Common Share Price	1.27%	(5.36)%	(20.81)%
Bloomberg U.S. Aggregate Bond Index	2.09%	(0.94)%	(11.13)%
NPCT Blended Benchmark	3.56%	3.87%	(3.23)%
*

For purposes of Fund performance, relative results are measured against the NPCT Blended Benchmark. The Fund’s Blended Benchmark consists of: 1) 60% of Bloomberg MSCI U.S. Green Bond Index and 2) 40% Bloomberg U.S. Corporate High Yield Bond Index.

Since inception returns are from 4/27/21. Performance data shown represents past performance and does not predict or guarantee future results. Current performance may be higher or lower than the data shown. Returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the sale of Fund shares. Returns at NAV are net of Fund expenses, and assume reinvestment of distributions. Comparative index return information is provided for the Fund’s shares at NAV only. Indexes are not available for direct investment.

Daily Common Share NAV and Share Price

This data relates to the securities held in the Fund’s portfolio of investments as of the end of the reporting period. It should not be construed as a measure of performance for the Fund itself. Holdings are subject to change.

The Fund uses credit quality ratings for its portfolio securities provided by Standard & Poor’s Group, Moody’s Investors Service, Inc. and Fitch, Inc. If all three provide a rating for a security, the middle is used; if two of the three agencies rate a security, the lower rating is used; and if only one rating agency rates a security, that rating is used. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below-investment grade ratings. Holdings designated N/R are not rated by these national rating agencies.

Fund Allocation

(% of net assets)

Corporate Bonds	95.5%
$1000 Par (or similar) Institutional Preferred	22.5%
Asset-Backed Securities	13.5%
Mortgage-Backed Securities	10.2%
Sovereign Debt	6.7%
$25 Par (or similar) Retail Preferred	6.1%
Municipal Bonds	3.4%
Variable Rate Senior Loan Interests	3.0%
Repurchase Agreements	1.8%
Other Assets Less Liabilities, Net	2.3%
Borrowings	(31.0)%
Reverse Repurchase Agreements, including accrued interest	(13.5)%
TFP Shares, Net	(20.5)%
Net Assets	100%

Portfolio Composition1

(% of total investments)

Electric Utilities	13.7%
Banks	12.8%
Asset-Backed Securities	8.3%
Mortgage-Backed Securities	6.3%
Independent Power and Renewable Electricity Producers	6.2%
Multi-Utilities	4.3%
Sovereign Debt	4.1%
Trading Companies & Distributors	3.4%
Chemicals	2.8%
Automobiles	2.6%
Insurance	2.6%
Gas Utilities	2.6%
Capital Markets	2.4%
Oil, Gas & Consumable Fuels	2.2%
Municipal Bonds	2.1%
Commercial Services & Supplies	2.0%
Diversified REITs	1.9%
Other	18.6%
Repurchase Agreements	1.1%
Total	100%

Portfolio Credit Quality

(% of total long-term investments)

AAA	0.6%
AA	3.2%
A	10.2%
BBB	40.6%
BB or Lower	35.4%
N/R (not rated)	10.0%
Total	100%

Country Allocation2

(% of total investments)

United States	59.9%
Italy	4.3%
Chile	4.0%
United Kingdom	3.7%
Mexico	3.1%
Australia	2.7%
Canada	2.6%
Switzerland	2.6%
Indonesia	2.3%
India	2.2%
South Korea	1.5%
Other[3]	11.1%
Total	100%

1	See the Portfolio of Investments for the remaining industries/sectors comprising “Other” and not listed in the table above.
2	Includes 21.0% (as a percentage of total investments) in emerging market countries.
3	“Other” countries include twelve countries that individually constitute less than 1.5% as a percentage of total investments.

JLS	Nuveen Mortgage and Income Fund Performance Overview and Holding Summaries as of June 30, 2023

Refer to Glossary of Terms Used in this Report for further definition of terms used in this section.

Average Annual Total Returns as of June 30, 2023*

	Cumulative	Average Annual
	6-Month	1-Year	5-Year	10-Year
JLS at Common Share NAV	4.33%	5.61%	1.00%	3.89%
JLS at Common Share Price	4.11%	5.57%	(1.11)%	3.09%
Bloomberg U.S. Aggregate Bond Index	2.09%	(0.94)%	0.77%	1.52%
JLS Blended Benchmark	1.68%	0.16%	1.82%	2.04%
*

For purposes of Fund performance, relative results are measured against the JLS Blended Benchmark. The Fund’s Blended Benchmark, the ICE BofA U.S. ABS & CMBS Index, consists of a 50/50 blend of USD-denominated, investment grade fixed- and floating-rate asset-backed securities (ABS) and fixed-rate commercial mortgage-backed securities (CMBS) publicly issued in the U.S. The Fund’s performance was measured against the Bloomberg U.S. Aggregate Bond Index through October 13, 2019.

Performance prior to October 14, 2019, reflects the Fund’s performance under the management of a sub-adviser using investment strategies that differed from those currently in place. Performance data shown represents past performance and does not predict or guarantee future results. Current performance may be higher or lower than the data shown. Returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the sale of Fund shares. Returns at NAV are net of Fund expenses, and assume reinvestment of distributions. Comparative index return information is provided for the Fund’s shares at NAV only. Indexes are not available for direct investment.

Daily Common Share NAV and Share Price

This data relates to the securities held in the Fund’s portfolio of investments as of the end of the reporting period. It should not be construed as a measure of performance for the Fund itself. Holdings are subject to change.

The ratings disclosed are the highest rating given by one of the following national rating agencies: Standard & Poor’s Group, Moody’s Investors Service, Inc. or Fitch, Inc. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below-investment grade ratings. Holdings designated N/R are not rated by these national rating agencies.

Fund Allocation

(% of net assets)

Mortgage-Backed Securities	98.5%
Asset-Backed Securities	39.7%
U.S. Government and Agency Obligations	3.0%
Other Assets Less Liabilities, Net	(1.2)%
Borrowings	(9.3)%
Reverse Repurchase Agreements, including accrued interest	(30.7)%
Net Assets	100%

Portfolio Credit Quality

(% of total investments)

U.S. Treasury/Agency	2.2%
AAA	0.1%
AA	2.1%
A	11.0%
BBB	19.8%
BB or Lower	36.7%
N/R (not rated)	28.1%
Total	100%

Shareholder Meeting Report

The annual meeting of shareholders was held on May 8, 2023 for JGH, JLS and NPCT; at this meeting the shareholders were asked to elect Board members.

	JGH	JLS	NPCT
	Common Shares	Common Shares	Common and Preferred shares voting together as a class	Preferred Shares
Approval of the Board Members was reached as follows:
Amy B.R. Lancellotta
For	17,889,948	3,281,093	17,751,797	—
Withhold	581,641	86,903	5,683,686	—
Total	18,471,589	3,367,996	23,435,483	—
John K. Nelson
For	17,033,002	3,276,021	17,583,558	—
Withhold	1,438,587	91,975	5,851,925	—
Total	18,471,589	3,367,996	23,435,483	—
Terence J. Toth
For	17,880,243	3,277,031	17,764,869	—
Withhold	591,346	90,965	5,670,614	—
Total	18,471,589	3,367,996	23,435,483	—
Robert L. Young
For	17,050,862	3,279,392	17,609,112	—
Withhold	1,420,727	88,604	5,826,371	—
Total	18,471,589	3,367,996	23,435,483	—
William C. Hunter
For	—	—	—	70,000
Withhold	—	—	—	—
Total	—	—	—	70,000
Albin F. Moschner
For	—	—	—	70,000
Withhold	—	—	—	—
Total	—	—	—	70,000

JGH	Nuveen Global High Income Fund Portfolio of Investments June 30, 2023
(Unaudited)

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	LONG-TERM INVESTMENTS – 135.4% (97.2% of Total Investments)

	CORPORATE BONDS – 94.5% (67.8% of Total Investments)

	Air Freight & Logistics – 0.1%

$500	Cargo Aircraft Management Inc, 144A	4.750%	2/01/28	BB	$438,035
	Total Air Freight & Logistics				438,035

	Automobile Components – 2.7%

3,000	Dana Inc	4.250%	9/01/30	BB+	2,497,603
3,000	Goodyear Tire & Rubber Co/The	5.250%	4/30/31	BB-	2,635,010
3,000	IHO Verwaltungs GmbH, 144A , (cash 6.375%, PIK 7.125%)	6.375%	5/15/29	Ba2	2,780,320
	Total Automobile Components				7,912,933

	Automobiles – 1.0%

1,200	Ford Motor Credit Co LLC	7.350%	11/04/27	BB+	1,225,344
1,810	Ford Motor Credit Co LLC	7.350%	3/06/30	BB+	1,848,448
	Total Automobiles				3,073,792

	Banks – 1.4%

875	Access Bank PLC, 144A	6.125%	9/21/26	B-	734,213
1,000	Akbank TAS, 144A	6.800%	2/06/26	B3	952,800
1,250	Grupo Aval Ltd, 144A	4.375%	2/04/30	BB+	980,669
1,525	Turkiye Vakiflar Bankasi TAO, 144A	5.500%	10/01/26	B-	1,342,396
	Total Banks				4,010,078

	Beverages – 2.0%

3,500	Primo Water Holdings Inc, 144A	4.375%	4/30/29	B1	2,998,975
3,425	Triton Water Holdings Inc, 144A	6.250%	4/01/29	CCC+	2,939,404
	Total Beverages				5,938,379

	Biotechnology – 0.3%

1,500	Emergent BioSolutions Inc, 144A	3.875%	8/15/28	B	872,407
	Total Biotechnology				872,407

	Broadline Retail – 0.5%

650	B2W Digital Lux Sarl, 144A (3)	4.375%	12/20/30	C	111,475
2,000	Kohl’s Corp	4.625%	5/01/31	BBB-	1,391,560
	Total Broadline Retail				1,503,035

	Capital Markets – 2.8%

135	AG TTMT Escrow Issuer LLC, 144A	8.625%	9/30/27	B1	138,370
2,000	Compass Group Diversified Holdings LLC, 144A	5.000%	1/15/32	B+	1,614,285
600	Compass Group Diversified Holdings LLC, 144A	5.250%	4/15/29	B+	525,911
2,000	Hunt Cos Inc, 144A	5.250%	4/15/29	BB-	1,588,062
1,550	Icahn Enterprises LP / Icahn Enterprises Finance Corp	4.375%	2/01/29	BB	1,217,835
1,275	Icahn Enterprises LP / Icahn Enterprises Finance Corp	5.250%	5/15/27	BB	1,099,560
1,250	NFP Corp, 144A	6.875%	8/15/28	CCC+	1,085,025
1,000	NFP Corp, 144A	7.500%	10/01/30	B1	968,205
	Total Capital Markets				8,237,253

	Chemicals – 3.0%

905	ASP Unifrax Holdings Inc, 144A	5.250%	9/30/28	BB	653,347
495	Avient Corp, 144A	7.125%	8/01/30	BB-	500,655
1,905	EverArc Escrow Sarl, 144A	5.000%	10/30/29	B+	1,513,770
600	OCP SA, 144A	5.125%	6/23/51	BB+	435,312
1,160	Olympus Water US Holding Corp, 144A	6.250%	10/01/29	CCC+	839,029

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	Chemicals (continued)

$960	Olympus Water US Holding Corp, 144A	4.250%	10/01/28	B-	$758,925
1,500	Sasol Financing USA LLC	5.500%	3/18/31	BB+	1,179,640
500	Sasol Financing USA LLC, 144A	8.750%	5/03/29	BB+	487,071
2,000	Trinseo Materials Operating SCA / Trinseo Materials Finance Inc, 144A	5.125%	4/01/29	B3	925,000
1,600	Tronox Inc, 144A	4.625%	3/15/29	BB-	1,329,653
380	WR Grace Holdings LLC, 144A	4.875%	6/15/27	BB+	352,424
	Total Chemicals				8,974,826

	Commercial Services & Supplies – 2.3%

1,275	ADT Security Corp/The, 144A	4.875%	7/15/32	BB	1,090,125
1,750	ADT Security Corp/The, 144A	4.125%	8/01/29	BB	1,511,562
2,000	Allied Universal Holdco LLC/Allied Universal Finance Corp/Atlas Luxco 4 Sarl, 144A	4.625%	6/01/28	B	1,692,940
1,500	Garda World Security Corp, 144A	4.625%	2/15/27	BB	1,372,502
1,100	Prime Security Services Borrower LLC / Prime Finance Inc, 144A	6.250%	1/15/28	B	1,030,482
	Total Commercial Services & Supplies				6,697,611

	Communications Equipment – 0.7%

2,000	Viasat Inc, 144A	5.625%	9/15/25	BB-	1,937,980
	Total Communications Equipment				1,937,980

	Construction Materials – 0.9%

625	Cemex SAB de CV, 144A	5.125%	9/08/71	BB-	556,215
1,325	Cemex SAB de CV, 144A	9.125%	12/30/49	BB-	1,341,890
750	Cemex SAB de CV, 144A	3.875%	7/11/31	BB+	631,428
214	Volcan Cia Minera SAA, 144A	4.375%	2/11/26	B+	159,151
	Total Construction Materials				2,688,684

	Containers & Packaging – 1.8%

900	Ardagh Metal Packaging Finance USA LLC / Ardagh Metal Packaging Finance PLC, 144A	4.000%	9/01/29	B+	712,794
1,400	LABL Inc, 144A	5.875%	11/01/28	B2	1,273,273
1,000	LABL Inc, 144A	8.250%	11/01/29	CCC+	836,250
1,070	Mauser Packaging Solutions Holding Co, 144A	7.875%	8/15/26	B	1,063,054
585	Owens-Brockway Glass Container Inc, 144A	7.250%	5/15/31	B+	592,312
945	Pactiv Evergreen Group Issuer Inc/Pactiv Evergreen Group Issuer LLC, 144A	4.375%	9/30/28	B+	818,242
	Total Containers & Packaging				5,295,925

	Diversified Telecommunication Services – 3.4%

1,830	Altice France SA/France, 144A	5.500%	10/15/29	B2	1,308,710
1,000	Cablevision Lightpath LLC, 144A	3.875%	9/15/27	B1	837,500
1,905	Frontier Communications Holdings LLC, 144A	6.000%	1/15/30	BB-	1,401,282
1,500	Frontier Communications Holdings LLC, 144A	8.625%	3/15/31	BB+	1,451,712
1,155	Iliad Holding SASU, 144A	6.500%	10/15/26	BB-	1,090,116
2,375	Iliad Holding SASU, 144A	7.000%	10/15/28	BB-	2,188,905
2,500	Level 3 Financing Inc, 144A	4.625%	9/15/27	B1	1,739,505
	Total Diversified Telecommunication Services				10,017,730

	Electric Utilities – 2.3%

750	AES Espana BV, 144A	5.700%	5/04/28	BB-	671,250
800	Electricidad Firme de Mexico Holdings SA de CV, 144A	4.900%	11/20/26	Ba2	703,000
1,400	Eskom Holdings SOC Ltd, 144A	6.350%	8/10/28	Ba2	1,302,112
750	NPC Ukrenergo, 144A	6.875%	11/09/28	Ca	157,500
3,750	Talen Energy Supply LLC, 144A	8.625%	6/01/30	BB+	3,881,250
	Total Electric Utilities				6,715,112

JGH	Nuveen Global High Income Fund (continued)
Portfolio of Investments June 30, 2023
(Unaudited)

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	Electrical Equipment – 0.3%

$950	GrafTech Global Enterprises Inc, 144A	9.875%	12/15/28	BB	$942,875
	Total Electrical Equipment				942,875

	Electronic Equipment, Instruments & Components – 0.9%

3,125	Imola Merger Corp, 144A	4.750%	5/15/29	BB+	2,717,830
	Total Electronic Equipment, Instruments & Components				2,717,830

	Energy Equipment & Services – 1.2%

1,200	Archrock Partners LP / Archrock Partners Finance Corp, 144A	6.875%	4/01/27	B+	1,152,000
1,625	Archrock Partners LP / Archrock Partners Finance Corp, 144A	6.250%	4/01/28	B+	1,525,647
445	Transocean Inc, 144A	8.750%	2/15/30	B2	451,675
500	Transocean Titan Financing Ltd, 144A	8.375%	2/01/28	B2	510,625
	Total Energy Equipment & Services				3,639,947

	Entertainment – 0.4%

642	Cinemark USA Inc, 144A	8.750%	5/01/25	BB+	651,873
530	Univision Communications Inc, 144A	7.375%	6/30/30	B+	504,622
	Total Entertainment				1,156,495

	Financial Services – 0.6%

1,125	Genesis Energy LP / Genesis Energy Finance Corp	7.750%	2/01/28	B	1,070,020
774	Mexico Remittances Funding Fiduciary Estate Management Sarl, 144A	4.875%	1/15/28	BB+	695,857
	Total Financial Services				1,765,877

	Gas Utilities – 2.7%

2,000	AmeriGas Partners LP / AmeriGas Finance Corp, 144A	9.375%	6/01/28	BB-	2,031,240
4,425	Ferrellgas LP / Ferrellgas Finance Corp, 144A	5.875%	4/01/29	B	3,707,245
250	Suburban Propane Partners LP/Suburban Energy Finance Corp, 144A	5.000%	6/01/31	BB-	209,287
2,250	Superior Plus LP / Superior General Partner Inc, 144A	4.500%	3/15/29	BB-	1,972,395
	Total Gas Utilities				7,920,167

	Ground Transportation – 1.0%

1,340	First Student Bidco Inc / First Transit Parent Inc, 144A	4.000%	7/31/29	BB+	1,135,462
1,750	Transnet SOC Ltd, 144A	8.250%	2/06/28	BB-	1,699,688
	Total Ground Transportation				2,835,150

	Health Care Equipment & Supplies – 0.4%

1,495	Embecta Corp, 144A	5.000%	2/15/30	Ba3	1,241,269
	Total Health Care Equipment & Supplies				1,241,269

	Health Care Providers & Services – 2.5%

450	CHS/Community Health Systems Inc, 144A	5.625%	3/15/27	BB-	396,557
460	DaVita Inc, 144A	3.750%	2/15/31	B+	367,785
2,000	Global Medical Response Inc, 144A	6.500%	10/01/25	CCC+	1,100,000
2,400	Tenet Healthcare Corp	4.375%	1/15/30	BB-	2,165,749
3,500	Tenet Healthcare Corp	6.125%	10/01/28	B+	3,369,450
	Total Health Care Providers & Services				7,399,541

	Hotels, Restaurants & Leisure – 3.6%

1,050	CDI Escrow Issuer Inc, 144A	5.750%	4/01/30	B+	977,359
1,980	Cinemark USA Inc, 144A	5.250%	7/15/28	B+	1,741,639
835	Fertitta Entertainment LLC / Fertitta Entertainment Finance Co Inc, 144A	4.625%	1/15/29	B	732,712
400	Fertitta Entertainment LLC / Fertitta Entertainment Finance Co Inc, 144A	6.750%	7/15/30	CCC+	340,415
1,400	International Game Technology PLC, 144A	5.250%	1/15/29	BBB-	1,326,150
1,700	Life Time Inc, 144A	5.750%	1/15/26	BB-	1,656,706
1,175	MGM China Holdings Ltd, 144A	5.875%	5/15/26	B+	1,119,188
925	NCL Corp Ltd, 144A	8.375%	2/01/28	BB-	966,573
1,000	NCL Corp Ltd, 144A	5.875%	3/15/26	B-	935,564

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	Hotels, Restaurants & Leisure (continued)

$1,000	Wynn Macau Ltd, 144A	5.500%	10/01/27	B+	$890,000
	Total Hotels, Restaurants & Leisure				10,686,306

	Independent Power and Renewable Electricity Producers – 1.5%

2,815	Atlantica Sustainable Infrastructure PLC, 144A	4.125%	6/15/28	BB+	2,507,910
1,000	EnfraGen Energia Sur SA / EnfraGen Spain SA / Prime Energia SpA, 144A	5.375%	12/30/30	BBB-	650,000
825	Investment Energy Resources Ltd, 144A	6.250%	4/26/29	BB	764,346
617	UEP Penonome II SA2020 1, 144A	6.500%	10/01/38	BB	462,628
	Total Independent Power and Renewable Electricity Producers				4,384,884

	Insurance – 3.9%

2,125	Acrisure LLC / Acrisure Finance Inc, 144A	10.125%	8/01/26	CCC+	2,174,202
2,475	Acrisure LLC / Acrisure Finance Inc, 144A	4.250%	2/15/29	B	2,136,410
100	Alliant Holdings Intermediate LLC / Alliant Holdings Co-Issuer, 144A	4.250%	10/15/27	B	89,739
520	AmWINS Group Inc, 144A	4.875%	6/30/29	B-	469,551
4,200	BroadStreet Partners Inc, 144A	5.875%	4/15/29	CCC+	3,643,665
1,000	Fidelis Insurance Holdings Ltd, 144A	6.625%	4/01/41	BB+	943,750
1,500	GTCR AP Finance Inc, 144A	8.000%	5/15/27	N/R	1,470,364
1,000	SBL Holdings Inc, 144A	6.500%	12/30/49	BB	542,851
	Total Insurance				11,470,532

	Interactive Media & Services – 0.5%

1,000	Getty Images Inc, 144A	9.750%	3/01/27	B	987,561
1,225	Rackspace Technology Global Inc, 144A	3.500%	2/15/28	B3	551,284
	Total Interactive Media & Services				1,538,845

	IT Services – 4.3%

4,200	Ahead DB Holdings LLC, 144A	6.625%	5/01/28	CCC+	3,415,734
2,225	CA Magnum Holdings, 144A	5.375%	10/31/26	BB-	1,992,182
5,000	Presidio Holdings Inc, 144A	8.250%	2/01/28	CCC+	4,760,681
3,000	Virtusa Corp, 144A	7.125%	12/15/28	CCC+	2,443,178
	Total IT Services				12,611,775

	Machinery – 0.4%

1,060	Chart Industries Inc, 144A	9.500%	1/01/31	B	1,124,674
	Total Machinery				1,124,674

	Media – 6.1%

100	CCO Holdings LLC / CCO Holdings Capital Corp, 144A	4.500%	8/15/30	BB+	83,269
1,500	CSC Holdings LLC, 144A	6.500%	2/01/29	B1	1,212,053
1,700	CSC Holdings LLC, 144A	11.250%	5/15/28	B1	1,648,541
1,250	CSC Holdings LLC, 144A	5.375%	2/01/28	B1	1,004,426
2,285	Directv Financing LLC / Directv Financing Co-Obligor Inc, 144A	5.875%	8/15/27	BBB-	2,069,376
2,550	DISH DBS Corp	5.125%	6/01/29	B-	1,184,083
1,750	DISH Network Corp, 144A	11.750%	11/15/27	Ba3	1,707,845
1,545	Gray Escrow Inc, 144A	5.375%	11/15/31	BB-	1,024,007
1,325	Gray Television Inc, 144A	4.750%	10/15/30	BB-	898,522
1,275	LCPR Senior Secured Financing DAC, 144A	5.125%	7/15/29	BB+	1,071,365
2,500	UPC Broadband Finco BV, 144A	4.875%	7/15/31	BB+	2,057,725
925	Virgin Media Secured Finance PLC, 144A	5.500%	5/15/29	BB+	836,712
4,000	VZ Secured Financing BV, 144A	5.000%	1/15/32	BB	3,221,466
	Total Media				18,019,390

	Metals & Mining – 5.0%

1,700	AngloGold Ashanti Holdings PLC	6.500%	4/15/40	Baa3	1,709,728
700	Cia de Minas Buenaventura SAA, 144A	5.500%	7/23/26	BB-	607,711
875	Constellium SE, 144A	3.750%	4/15/29	B+	744,412
875	First Quantum Minerals Ltd, 144A	6.875%	3/01/26	B+	861,353
500	First Quantum Minerals Ltd, 144A	8.625%	6/01/31	B+	512,440

JGH	Nuveen Global High Income Fund (continued)
Portfolio of Investments June 30, 2023
(Unaudited)

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	Metals & Mining (continued)

$3,000	FMG Resources August 2006 Pty Ltd, 144A	5.875%	4/15/30	BB+	$2,856,763
300	Gold Fields Orogen Holdings BVI Ltd, 144A	6.125%	5/15/29	BBB-	303,400
1,580	Mineral Resources Ltd, 144A	8.000%	11/01/27	BB	1,577,744
2,070	Mineral Resources Ltd, 144A	8.500%	5/01/30	BB	2,078,138
4,270	SunCoke Energy Inc, 144A	4.875%	6/30/29	BB	3,586,189
	Total Metals & Mining				14,837,878

	Oil, Gas & Consumable Fuels – 16.3%

1,335	Antero Midstream Partners LP / Antero Midstream Finance Corp, 144A	5.375%	6/15/29	BB	1,240,456
1,430	Callon Petroleum Co, 144A	7.500%	6/15/30	BB-	1,349,737
625	Calumet Specialty Products Partners LP / Calumet Finance Corp, 144A	8.125%	1/15/27	B-	598,432
1,440	Civitas Resources Inc, 144A	8.375%	7/01/28	BB-	1,456,272
875	Civitas Resources Inc, 144A	8.750%	7/01/31	BB-	887,075
1,900	Crestwood Midstream Partners LP / Crestwood Midstream Finance Corp, 144A	5.625%	5/01/27	BB	1,801,200
1,000	Ecopetrol SA	5.875%	11/02/51	Baa3	661,792
625	Ecopetrol SA	6.875%	4/29/30	Baa3	570,164
1,500	Ecopetrol SA, (WI/DD)	8.875%	1/13/33	Baa3	1,485,337
485	Energean Israel Finance Ltd, (WI/DD), 144A , Reg S	8.500%	9/30/33	Ba3	484,131
2,351	Energean Israel Finance Ltd, 144A , Reg S	5.875%	3/30/31	BB-	2,048,896
275	EQM Midstream Partners LP, 144A	7.500%	6/01/27	BB	277,632
425	EQM Midstream Partners LP, 144A	4.500%	1/15/29	BB	379,055
335	EQM Midstream Partners LP, 144A	7.500%	6/01/30	BB	339,002
525	EQM Midstream Partners LP, 144A	4.750%	1/15/31	BB	459,892
4,500	EQM Midstream Partners LP	6.500%	7/15/48	BB	4,069,593
500	Genesis Energy LP / Genesis Energy Finance Corp	6.500%	10/01/25	B	492,397
1,305	Hilcorp Energy I LP / Hilcorp Finance Co, 144A	6.250%	4/15/32	BB+	1,163,244
1,305	Hilcorp Energy I LP / Hilcorp Finance Co, 144A	6.000%	4/15/30	BB+	1,188,299
500	Hilcorp Energy I LP / Hilcorp Finance Co, 144A	6.000%	2/01/31	BB+	445,688
525	Kosmos Energy Ltd, 144A	7.750%	5/01/27	B+	448,903
1,500	Leviathan Bond Ltd, 144A , Reg S	6.500%	6/30/27	BB	1,438,200
500	Medco Laurel Tree Pte Ltd, 144A	6.950%	11/12/28	B+	458,995
1,000	Medco Oak Tree Pte Ltd, 144A	7.375%	5/14/26	B+	983,043
4,000	MEG Energy Corp, 144A	5.875%	2/01/29	BB-	3,761,662
700	NGL Energy Operating LLC / NGL Energy Finance Corp, 144A	7.500%	2/01/26	B+	689,410
1,325	Parkland Corp, 144A	4.500%	10/01/29	BB	1,149,438
1,890	Parkland Corp/Canada, 144A	4.625%	5/01/30	BB	1,638,734
980	Petrobras Global Finance BV	6.900%	3/19/49	Ba1	904,285
4,671	Petroleos Mexicanos	6.700%	2/16/32	BBB	3,551,616
1,000	Petroleos Mexicanos, 144A	10.000%	2/07/33	BBB	915,992
619	Saka Energi Indonesia PT, 144A	4.450%	5/05/24	B+	603,525
1,000	SierraCol Energy Andina LLC, 144A	6.000%	6/15/28	B1	735,000
2,000	SM Energy Co	5.625%	6/01/25	BB-	1,954,380
1,000	SM Energy Co	6.750%	9/15/26	BB-	974,709
475	Sunoco LP / Sunoco Finance Corp	4.500%	5/15/29	BB+	421,416
1,410	Sunoco LP / Sunoco Finance Corp	4.500%	4/30/30	BB+	1,232,689
1,109	Tullow Oil PLC, 144A	10.250%	5/15/26	CCC+	842,829
3,000	USA Compression Partners LP / USA Compression Finance Corp	6.875%	9/01/27	BB-	2,864,683
880	Venture Global LNG Inc, 144A	8.125%	6/01/28	BB	893,759
	Total Oil, Gas & Consumable Fuels				47,861,562

	Passenger Airlines – 0.9%

1,100	Allegiant Travel Co, 144A	7.250%	8/15/27	BB+	1,095,941
1,710	Grupo Aeromexico SAB de CV, 144A	8.500%	3/17/27	B	1,530,313
	Total Passenger Airlines				2,626,254

	Personal Care Products – 1.4%

1,175	Kronos Acquisition Holdings Inc / KIK Custom Products Inc, 144A	5.000%	12/31/26	B2	1,075,125
3,325	Kronos Acquisition Holdings Inc / KIK Custom Products Inc, 144A	7.000%	12/31/27	CCC	2,943,390
	Total Personal Care Products				4,018,515

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	Pharmaceuticals – 2.4%

$2,740	Bausch Health Cos Inc, 144A	4.875%	6/01/28	B	$1,630,848
2,650	Organon & Co / Organon Foreign Debt Co-Issuer BV, 144A	5.125%	4/30/31	BB-	2,186,315
1,000	Teva Pharmaceutical Finance Netherlands III BV	8.125%	9/15/31	Ba2	1,048,081
1,800	Teva Pharmaceutical Finance Netherlands III BV	6.750%	3/01/28	Ba2	1,773,032
495	Teva Pharmaceutical Finance Netherlands III BV	5.125%	5/09/29	Ba2	449,015
	Total Pharmaceuticals				7,087,291

	Professional Services – 0.6%

2,225	MPH Acquisition Holdings LLC, 144A	5.500%	9/01/28	B1	1,896,654
	Total Professional Services				1,896,654

	Real Estate Management & Development – 1.4%

2,175	Kennedy-Wilson Inc	5.000%	3/01/31	BB-	1,627,781
1,125	Kennedy-Wilson Inc	4.750%	3/01/29	BB-	889,485
2,310	Realogy Group LLC / Realogy Co-Issuer Corp, 144A	5.250%	4/15/30	B	1,641,681
	Total Real Estate Management & Development				4,158,947

	Software – 0.6%

2,000	Condor Merger Sub Inc, 144A	7.375%	2/15/30	CCC+	1,739,045
	Total Software				1,739,045

	Specialized REITs – 0.4%

1,080	Uniti Group LP / Uniti Group Finance Inc / CSL Capital LLC, 144A	10.500%	2/15/28	BB+	1,071,429
	Total Specialized REITs				1,071,429

	Specialty Retail – 3.4%

1,035	Asbury Automotive Group Inc, 144A	4.625%	11/15/29	BB	918,690
2,605	Asbury Automotive Group Inc, 144A	5.000%	2/15/32	BB	2,268,161
945	LCM Investments Holdings II LLC, 144A	4.875%	5/01/29	BB-	808,675
750	Michaels Cos Inc/The, 144A	5.250%	5/01/28	B2	605,955
3,900	Michaels Cos Inc/The, 144A	7.875%	5/01/29	CCC	2,627,781
2,500	Staples Inc, 144A	7.500%	4/15/26	B	2,064,783
1,000	Staples Inc, 144A	10.750%	4/15/27	CCC+	580,896
	Total Specialty Retail				9,874,941

	Textiles, Apparel & Luxury Goods – 0.6%

1,080	Hanesbrands Inc, 144A	9.000%	2/15/31	BB-	1,088,496
725	Wolverine World Wide Inc, 144A	4.000%	8/15/29	B+	577,281
	Total Textiles, Apparel & Luxury Goods				1,665,777

	Trading Companies & Distributors – 2.6%

2,090	Albion Financing 1 SARL / Aggreko Holdings Inc, 144A	6.125%	10/15/26	BB+	1,964,600
5,470	Albion Financing 2SARL, 144A	8.750%	4/15/27	BB-	5,055,483
530	Windsor Holdings III LLC, (WI/DD), 144A	8.500%	6/15/30	BB+	527,519
	Total Trading Companies & Distributors				7,547,602

	Transportation Infrastructure – 0.3%

1,000	Aeropuertos Dominicanos Siglo XXI SA, 144A	6.750%	3/30/29	BB	963,000
	Total Transportation Infrastructure				963,000

	Wireless Telecommunication Services – 3.1%

1,550	C&W Senior Financing DAC, 144A	6.875%	9/15/27	BB-	1,352,375
1,100	Connect Finco SARL / Connect US Finco LLC, 144A	6.750%	10/01/26	BB+	1,068,448
725	CT Trust, 144A	5.125%	2/03/32	Ba1	581,881
1,500	Liberty Costa Rica Senior Secured Finance, 144A	10.875%	1/15/31	B+	1,484,289
900	Millicom International Cellular SA2028 2028, 144A	5.125%	1/15/28	BB+	785,884
250	Millicom International Cellular SA, 144A	4.500%	4/27/31	BB+	192,150
1,375	Sitios Latinoamerica SAB de CV, 144A	5.375%	4/04/32	Baa3	1,245,312

JGH	Nuveen Global High Income Fund (continued)
Portfolio of Investments June 30, 2023
(Unaudited)

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	Wireless Telecommunication Services (continued)

$2,880	Vmed O2 UK Financing I PLC, 144A	4.750%	7/15/31	BB+	$2,394,716
	Total Wireless Telecommunication Services				9,105,055
	Total Corporate Bonds (cost $316,797,491)				278,223,287

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	SOVEREIGN DEBT – 14.7% (10.5% of Total Investments)

	Angola – 1.1%

$1,500	Angolan Government International Bond , 144A	8.250%	5/09/28	B3	$1,328,250
1,050	Angolan Government International Bond , 144A	8.750%	4/14/32	B-	881,738
900	Angolan Government International Bond , 144A	8.000%	11/26/29	B-	761,715
	Total Angola				2,971,703

	Colombia – 1.6%

1,400	Colombia Government International Bond	3.125%	4/15/31	Baa2	1,054,200
1,320	Colombia Government International Bond	7.500%	2/02/34	Baa2	1,290,199
3,175	Colombia Government International Bond	3.250%	4/22/32	Baa2	2,346,515
	Total Colombia				4,690,914

	Cote d’Ivoire – 0.5%

1,701	Ivory Coast Government International Bond , 144A	5.750%	12/31/32	BB-	1,582,593
	Total Cote d’Ivoire				1,582,593

	Dominican Republic – 1.2%

1,500	Dominican Republic International Bond , 144A	4.875%	9/23/32	BB	1,274,841
1,175	Dominican Republic International Bond , 144A	5.300%	1/21/41	BB	919,112
1,000	Dominican Republic International Bond , 144A	4.500%	1/30/30	BB	875,149
650	Dominican Republic International Bond , 144A	5.500%	2/22/29	BB	607,375
	Total Dominican Republic				3,676,477

	Ecuador – 0.3%

1,768	Ecuador Government International Bond , 144A	5.000%	7/31/30	B-	849,865
371	Ecuador Government International Bond , 144A	1.000%	7/31/35	B-	127,984
80	Ecuador Government International Bond , 144A	0.000%	7/31/30	B-	23,102
	Total Ecuador				1,000,951

	Egypt – 1.0%

1,700	Egypt Government International Bond , 144A	7.600%	3/01/29	B	1,096,670
2,300	Egypt Government International Bond , 144A	7.053%	1/15/32	B	1,299,040
700	Egypt Government International Bond , 144A	5.875%	6/11/25	B	559,412
	Total Egypt				2,955,122

	El Salvador – 0.2%

925	El Salvador Government International Bond , 144A	8.625%	2/28/29	CCC+	613,203
	Total El Salvador				613,203

	Guatemala – 0.3%
1,000	Guatemala Government Bond , 144A	6.125%	6/01/50	Ba1	916,176
	Total Guatemala				916,176

	Honduras – 0.4%

725	Honduras Government International Bond , 144A	6.250%	1/19/27	BB-	658,188
750	Honduras Government International Bond , 144A	5.625%	6/24/30	BB-	603,894
	Total Honduras				1,262,082

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	Hungary – 0.5%

$1,425	Hungary Government International Bond , 144A	6.125%	5/22/28	Baa2	$1,445,155
	Total Hungary				1,445,155

	Iraq – 0.6%

1,938	Iraq International Bond , 144A	5.800%	1/15/28	N/R	1,778,276
	Total Iraq				1,778,276

	Jordan – 1.0%

1,000	Jordan Government International Bond , 144A	7.500%	1/13/29	BB-	998,100
825	Jordan Government International Bond , 144A	5.850%	7/07/30	BB-	754,875
500	Jordan Government International Bond , 144A	7.750%	1/15/28	BB-	508,540
500	Jordan Government International Bond , 144A	6.125%	1/29/26	BB-	490,260
	Total Jordan				2,751,775

	Kenya – 0.8%

825	Republic of Kenya Government International Bond , 144A	6.300%	1/23/34	B	621,081
2,000	Republic of Kenya Government International Bond , 144A	7.000%	5/22/27	B	1,795,000
	Total Kenya				2,416,081

	Mongolia – 0.4%

675	Mongolia Government International Bond , 144A	4.450%	7/07/31	B	520,031
500	Mongolia Government International Bond , 144A	8.650%	1/19/28	B	501,500
	Total Mongolia				1,021,531

	Morocco – 0.3%

530	Morocco Government International Bond , 144A	6.500%	9/08/33	BB+	544,575
425	Morocco Government International Bond , 144A	5.950%	3/08/28	BB+	428,506
	Total Morocco				973,081

	Nigeria – 0.7%

1,200	Nigeria Government International Bond , 144A	6.125%	9/28/28	B-	997,428
1,425	Nigeria Government International Bond , 144A	7.875%	2/16/32	B-	1,192,913
	Total Nigeria				2,190,341

	Oman – 0.8%

800	Oman Government International Bond , 144A	6.750%	10/28/27	Ba2	826,080
1,000	Oman Government International Bond , 144A	4.750%	6/15/26	BB	971,268
500	Oman Government International Bond , 144A	6.000%	8/01/29	Ba2	499,505
	Total Oman				2,296,853

	Paraguay – 0.2%

600	Paraguay Government International Bond , 144A	3.849%	6/28/33	Ba1	518,501
	Total Paraguay				518,501

	Republic of Serbia – 0.5%

1,375	Serbia International Bond , 144A	6.500%	9/26/33	BB+	1,347,621
	Total Republic of Serbia				1,347,621

	Rwanda – 0.6%

2,450	Rwanda International Government Bond , 144A	5.500%	8/09/31	B+	1,843,811
	Total Rwanda				1,843,811

	Senegal – 0.4%

1,500	Senegal Government International Bond , 144A	6.250%	5/23/33	Ba3	1,252,158
	Total Senegal				1,252,158

JGH	Nuveen Global High Income Fund (continued)
Portfolio of Investments June 30, 2023
(Unaudited)

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	South Africa – 0.3%

$1,400	Republic of South Africa Government International Bond	5.000%	10/12/46	Ba2	$928,200
	Total South Africa				928,200

	Turkey – 0.8%

1,500	Turkey Government International Bond	6.500%	9/20/33	B	1,273,170
1,250	Turkey Government International Bond	5.875%	6/26/31	B	1,039,063
	Total Turkey				2,312,233

	Ukraine – 0.2%

750	Ukraine Government International Bond , 144A	7.253%	3/15/35	CCC	172,500
500	Ukraine Government International Bond , 144A	6.876%	5/21/31	CCC	112,500
675	Ukraine Government International Bond , 144A	7.750%	9/01/27	Caa1	160,650
	Total Ukraine				445,650
	Total Sovereign Debt (cost $51,546,939)				43,190,488

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	$1,000 PAR (OR SIMILAR) INSTITUTIONAL PREFERRED – 9.9% (7.1% of Total Investments)

	Automobiles – 0.4%

$1,473	General Motors Financial Co Inc	5.750%	N/A (4)	BB+	$1,198,654
	Total Automobiles				1,198,654

	Banks – 1.0%

1,000	Citigroup Inc	5.000%	N/A (4)	BBB-	933,440
1,000	NBK Tier 1 Ltd, 144A	3.625%	N/A (4)	Baa3	864,348
655	PNC Financial Services Group Inc/The	5.000%	N/A (4)	Baa2	563,098
345	PNC Financial Services Group Inc/The	6.200%	N/A (4)	Baa2	321,592
475	Turkiye Garanti Bankasi AS, 144A	7.177%	5/24/27	Caa2	433,437
	Total Banks				3,115,915

	Communications Equipment – 0.4%

1,500	Vodafone Group PLC	4.125%	6/04/81	BB+	1,190,250
	Total Communications Equipment				1,190,250

	Consumer Finance – 0.4%
1,500	Ally Financial Inc	4.700%	N/A (4)	Ba2	1,057,500
	Total Consumer Finance				1,057,500

	Diversified Telecommunication Services – 0.4%

1,300	Network i2i Ltd, 144A	5.650%	N/A (4)	BB	1,259,375
	Total Diversified Telecommunication Services				1,259,375

	Electric Utilities – 2.1%

2,000	Edison International	5.375%	N/A (4)	BB+	1,747,800
1,000	Emera Inc	6.750%	6/15/76	BB+	966,980
2,000	Enel SpA, 144A	8.750%	9/24/73	BBB-	1,988,924
1,500	NRG Energy Inc, 144A	10.250%	N/A (4)	Ba3	1,414,455
	Total Electric Utilities				6,118,159

	Financial Services – 0.7%

2,000	Citigroup Inc (3-Month LIBOR reference rate + 4.068% spread) (5)	9.341%	N/A (4)	BBB-	2,007,000
	Total Financial Services				2,007,000

	Food Products – 0.7%

1,500	Land O’ Lakes Inc, 144A	8.000%	N/A (4)	BB	1,320,000
1,000	Land O’ Lakes Inc, 144A	7.000%	N/A (4)	BB	817,500
	Total Food Products				2,137,500

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	Independent Power Producers & Energy Traders – 0.6%

$2,000	Vistra Corp, 144A	7.000%	N/A (4)	Ba3	$1,745,000
	Total Independent Power Producers & Energy Traders				1,745,000

	Insurance – 0.8%

1,000	Assurant Inc	7.000%	3/27/48	Baa3	959,764
1,765	Enstar Finance LLC	5.750%	9/01/40	BBB-	1,521,342
	Total Insurance				2,481,106

	Media – 0.5%

1,750	Paramount Global	6.375%	3/30/62	Baa3	1,459,868
	Total Media				1,459,868

	Multi-Utilities – 0.4%

1,500	Algonquin Power & Utilities Corp	4.750%	1/18/82	BB+	1,192,500
	Total Multi-Utilities				1,192,500

	Oil, Gas & Consumable Fuels – 0.6%

1,900	Energy Transfer LP	6.500%	N/A (4)	BB	1,725,808
	Total Oil, Gas & Consumable Fuels				1,725,808

	Trading Companies & Distributors – 0.9%

1,000	AerCap Global Aviation Trust, 144A	6.500%	6/15/45	Baa3	966,578
1,750	AerCap Holdings NV	5.875%	10/10/79	BB+	1,650,471
	Total Trading Companies & Distributors				2,617,049
	Total $1,000 Par (or similar) Institutional Preferred (cost $32,507,134)				29,305,684

Principal Amount (000)	Description (1)	Coupon (6)	Reference Rate (6)	Spread (6)	Maturity (7)	Ratings (2)	Value

	VARIABLE RATE SENIOR LOAN INTERESTS – 9.3% (6.7% of Total Investments) (6)

	Automobile Components – 0.4%

$1,078	Autokiniton US Holdings, Inc., Term Loan B	9.584%	SOFR30A	4.500%	4/06/28	B	$1,073,553
	Total Automobile Components						1,073,553

	Beverages – 1.0%

871	Sunshine Investments B.V., Term Loan	9.336%	SOFR90A	4.250%	5/05/29	B+	869,537
1,960	Triton Water Holdings, Inc, Term Loan	5.242%	3-Month LIBOR	0.000%	3/31/28	B	1,899,675
	Total Beverages						2,769,212

	Chemicals – 0.8%

2,135	Nouryon Finance B.V., Term Loan B	9.318%	TSFR3M	4.000%	4/03/28	BB-	2,118,988
281	W.R. Grace & Co.-Conn., Term Loan B	9.313%	3-Month LIBOR	3.750%	9/22/28	BB+	279,522
	Total Chemicals						2,398,510

	Diversified Consumer Services – 0.9%

3,006	Spin Holdco Inc., Term Loan	9.230%	3-Month LIBOR	4.000%	3/04/28	B-	2,594,663
	Total Diversified Consumer Services						2,594,663

	Health Care Equipment & Supplies – 1.0%

2,992	Medline Borrower, LP, Term Loan B	8.352%	SOFR30A	3.250%	10/21/28	BB-	2,961,557
	Total Health Care Equipment & Supplies						2,961,557

	Health Care Providers & Services – 1.1%

661	ICON Luxembourg S.A.R.L., Term Loan	7.753%	SOFR90A	2.250%	7/01/28	BB+	662,182
2,817	Onex TSG Intermediate Corp., Term Loan B	10.057%	3-Month LIBOR	4.750%	2/26/28	B	2,518,141
4	US Radiology Specialists, Inc., Term Loan	10.452%	SOFR30A	5.250%	12/15/27	B-	3,601
	Total Health Care Providers & Services						3,183,924

JGH	Nuveen Global High Income Fund (continued)
Portfolio of Investments June 30, 2023
(Unaudited)

Principal Amount (000)	Description (1)	Coupon (6)	Reference Rate (6)	Spread (6)	Maturity (7)	Ratings (2)	Value

	Hotels, Restaurants & Leisure – 0.2%

$644	Life Time Fitness Inc , Term Loan B	9.800%	TSFR3M	4.500%	1/15/26	BB-	$644,731
	Total Hotels, Restaurants & Leisure						644,731

	Life Sciences Tools & Services – 0.1%

165	ICON Luxembourg S.A.R.L., Term Loan	7.753%	SOFR90A	2.250%	7/01/28	BB+	164,983
	Total Life Sciences Tools & Services						164,983

	Machinery – 0.2%

501	Emerald Debt Merger Sub LLC, Term Loan , (WI/DD)	TBD	TBD	TBD	TBD	BB+	501,544
	Total Machinery						501,544

	Media – 0.1%

405	Formula One Holdings Limited, Term Loan B	8.102%	SOFR30A	3.000%	1/15/30	BB+	405,557
	Total Media						405,557

	Passenger Airlines – 1.3%

750	AAdvantage Loyalty IP Ltd., Term Loan	10.000%	3-Month LIBOR	4.750%	4/20/28	Ba2	767,010
3,138	Air Canada, Term Loan B	8.839%	3-Month LIBOR	3.500%	8/11/28	Ba2	3,142,505
11	SkyMiles IP Ltd., Term Loan B	8.798%	SOFR90A	3.750%	10/20/27	Baa1	11,583
	Total Passenger Airlines						3,921,098

	Personal Care Products – 0.2%

784	Journey Personal Care Corp., Term Loan B	9.981%	6-Month LIBOR	4.250%	3/01/28	CCC+	673,585
	Total Personal Care Products						673,585

	Software – 0.4%

1,194	Open Text Corporation, Term Loan B	8.584%	SOFR30A	3.500%	8/25/29	BBB-	1,200,716
	Total Software						1,200,716

	Specialty Retail – 1.2%

1,463	Great Outdoors Group, LLC, Term Loan B	8.943%	1-Month LIBOR	4.250%	3/05/28	BB	1,453,555
1,965	PetSmart, Inc., Term Loan B	8.834%	SOFR30A	3.750%	2/12/28	BB	1,964,597
220	WOOF Holdings, Inc, Term Loan, First Lien	8.954%	TSFR1M	3.750%	12/21/27	B2	216,089
	Total Specialty Retail						3,634,241

	Transportation Infrastructure – 0.2%

595	Brown Group Holding, LLC, Term Loan B2	8.887%	SOFR30A + SOFR90A + TSFR3M	3.750%	6/09/29	B+	595,074
	Total Transportation Infrastructure						595,074

	Wireless Telecommunication Services – 0.2%

632	GOGO Intermediate Holdings LLC, Term Loan B	8.967%	SOFR30A	3.750%	4/30/28	B+	631,495
	Total Wireless Telecommunication Services						631,495
	Total Variable Rate Senior Loan Interests (cost $27,984,975)						27,354,443

Principal Amount (000)	Description (1), (8)			Coupon	Maturity	Ratings (2)	Value

	CONTINGENT CAPITAL SECURITIES – 5.3% (3.8% of Total Investments)

	Banks – 5.0%

$1,100	Banco Bilbao Vizcaya Argentaria SA			6.500%	N/A (4)	Ba2	$1,031,470
1,980	Banco Mercantil del Norte SA/Grand Cayman, 144A			6.750%	N/A (4)	Ba2	1,897,383
1,000	Banco Santander SA , Reg S			7.500%	N/A (4)	Ba1	952,976
1,100	Banco Santander SA			4.750%	N/A (4)	Ba1	841,752
1,000	Bancolombia SA			4.625%	12/18/29	Ba3	851,250
1,475	Barclays PLC			8.000%	N/A (4)	BBB-	1,317,765
1,000	BBVA Bancomer SA/Texas, 144A			8.450%	6/29/38	Baa3	1,001,000

Principal Amount (000)	Description (1), (8)	Coupon	Maturity	Ratings (2)	Value

	Banks (continued)

$1,000	BNP Paribas SA, 144A	7.000%	N/A (4)	BBB	$895,167
2,000	ING Groep NV	6.500%	N/A (4)	BBB	1,866,400
1,500	Lloyds Banking Group PLC	8.000%	N/A (4)	Baa3	1,370,475
2,000	Macquarie Bank Ltd/London, 144A	6.125%	N/A (4)	Baa3	1,801,537
1,000	Societe Generale SA, 144A	8.000%	N/A (4)	BB	938,734
	Total Banks				14,765,909

	Capital Markets – 0.3%

1,500	Credit Suisse Group AG, 144A	9.750%	N/A (4)	N/R	55,995
1,050	Deutsche Bank AG	6.000%	N/A (4)	Ba2	837,795
	Total Capital Markets				893,790
	Total Contingent Capital Securities (cost $18,460,869)				15,659,699

Shares	Description (1)	Coupon		Ratings (2)	Value

	$25 PAR (OR SIMILAR) RETAIL PREFERRED – 1.3% (0.9% of Total Investments)

	Banks – 0.1%

25,200	Western Alliance Bancorp	4.250%		Ba3	$360,360
	Total Banks				360,360

	Insurance – 0.3%

35,000	American Equity Investment Life Holding Co	6.625%		BB	808,150
	Total Insurance				808,150

	Oil, Gas & Consumable Fuels – 0.5%

60,000	NuStar Energy LP	12.299%		B2	1,530,600
	Total Oil, Gas & Consumable Fuels				1,530,600

	Trading Companies & Distributors – 0.4%

40,000	WESCO International Inc	10.625%		B+	1,068,800
	Total Trading Companies & Distributors				1,068,800
	Total $25 Par (or similar) Retail Preferred (cost $4,069,685)				3,767,910

Shares	Description (1)				Value

	COMMON STOCKS – 0.2% (0.2% of Total Investments)

	Passenger Airlines – 0.2%

47,127	Grupo Aeromexico SAB de CV (9)				$653,892
	Total Passenger Airlines				653,892

	Semiconductors & Semiconductor Equipment – 0.0%

717	Bright Bidco BV (9),(10)				292
	Total Semiconductors & Semiconductor Equipment				292
	Total Common Stocks (cost $885,858)				654,184

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	ASSET-BACKED SECURITIES – 0.2% (0.2% of Total Investments)

$750	Industrial DPR Funding Ltd, 2022 1A, 144A	5.380%	4/15/34	BBB	$636,712
	Total Asset-Backed Securities (cost $750,000)				636,712
	Total Long-Term Investments (cost $453,002,951)				398,792,407

JGH	Nuveen Global High Income Fund (continued)
Portfolio of Investments June 30, 2023
(Unaudited)

Principal Amount (000)	Description (1)	Coupon	Maturity	Value

	SHORT-TERM INVESTMENTS – 4.0%(2.8% of Total Investments)

	REPURCHASE AGREEMENTS – 4.0% (2.8% of Total Investments)
$10,830	Repurchase Agreement with Fixed Income Clearing Corporation, dated 6/30/23, repurchase price $10,834,522, collateralized by $10,919,800, U.S. Treasury Note, 4.000%, due 2/28/30, value $11,046,691	5.010%	7/03/23	$10,830,000

829	Repurchase Agreement with Fixed Income Clearing Corporation, dated 6/30/23, repurchase price $828,938, collateralized by $966,100, U.S. Treasury Note, 1.500%, due 11/30/28, value $845,469	1.520%	7/03/23	828,833
	Total Repurchase Agreements (cost $11,658,833)			11,658,833
	Total Short-Term Investments (cost $11,658,833)			11,658,833
	Total Investments (cost $464,661,784) – 139.4%			410,451,240
	Borrowings – (40.4)% (11), (12)			(119,000,000)
	Other Assets & Liabilities, Net – 1.0% (13)			2,981,660
	Net Assets Applicable to Common Shares – 100%			$294,432,900

Investments in Derivatives

Interest Rate Swaps – OTC Uncleared

Counterparty	Notional Amount	Fund Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate (Annualized)	Fixed Rate Payment Frequency	Effective Date (14)	Optional Termination Date	Maturity Date	Value	Unrealized Appreciation (Depreciation)
Morgan Stanley Capital Services LLC	$87,400,000	Receive	1-Month LIBOR	1.994%	Monthly	6/01/18	7/01/25	7/01/27	$4,741,752	$4,741,752

For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications into sectors for reporting ease.

(1)	All percentages shown in the Portfolio of Investments are based on net assets applicable to common shares unless otherwise noted.

(2)

The Fund uses credit quality ratings for its portfolio securities provided by Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) and Fitch, Inc. (“Fitch”). If all three provide a rating for a security, the middle is used; if two of the three agencies rate a security, the lower rating is used; and if only one rating agency rates a security, that rating is used. AAA, AA, A, and BBB are investment grade ratings; BB, B, CCC/CC/C and D are below-investment grade ratings. Credit ratings are subject to change. Holdings designated N/R are not rated by Moody’s, S&P or Fitch.

(3)	Defaulted security. A security whose issuer has failed to fully pay principal and/or interest when due, or is under the protection of bankruptcy.

(4)	Perpetual security. Maturity date is not applicable.

(5)	Variable rate security. The rate shown is the coupon as of the end of the reporting period.

(6)

Senior loans generally pay interest at rates which are periodically adjusted by reference to a base short-term, floating lending rate (Reference Rate) plus an assigned fixed rate (Spread). These floating lending rates are generally (i) the lending rate referenced by the London Inter-Bank Offered Rate (“LIBOR”), or (ii) the prime rate offered by one or more major United States banks. Senior loans may be considered restricted in that the Fund ordinarily is contractually obligated to receive approval from the agent bank and/or borrower prior to the disposition of a senior loan. The rate shown is the coupon as of the end of the reporting period.

(7)

Senior loans generally are subject to mandatory and/or optional prepayment. Because of these mandatory prepayment conditions and because there may be significant economic incentives for a borrower to prepay, prepayments of senior loans may occur. As a result, the actual remaining maturity of senior loans held may be substantially less than the stated maturities shown.

(8)

Contingent Capital Securities (“CoCos”) are hybrid securities with loss absorption characteristics built into the terms of the security for the benefit of the issuer. For example, the terms may specify an automatic write-down of principal or a mandatory conversion into the issuer’s common stock under certain adverse circumstances, such as the issuer’s capital ratio falling below a specified level.

(9)	Non-income producing; issuer has not declared an ex-dividend date within the past twelve months.

(10)	For fair value measurement disclosure purposes, investment classified as Level 3.

(11)	Borrowings as a percentage of Total Investments is 29.0%.

(12)

The Fund may pledge up to 100% of its eligible investment (excluding any investments pledged as collateral to specific investments in derivatives, when applicable) in the Portfolio of Investments as collateral for borrowings.

(13)

Other assets less liabilities includes the unrealized appreciation (depreciation) of certain over-the-counter (“OTC”) derivatives as presented on the Statement of Assets and Liabilities, when applicable. The unrealized appreciation (depreciation) of OTC cleared and exchange-traded derivatives is recognized as part of the cash collateral at brokers and/or the receivable or payable for variation margin as presented on the Statement of Assets and Liabilities, when applicable.

(14)	Effective date represents the date on which both the Fund and counterparty commence interest payment accruals on each contract.

144A

Investment is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These investments may only be resold in transactions exempt from registration, which are normally those transactions with qualified institutional buyers.

LIBOR	London Inter-Bank Offered Rate

PIK

Payment-in-kind (“PIK”) security. Depending on the terms of the security, income may be received in the form of cash, securities, or a combination of both. The PIK rate shown, where applicable, represents the annualized rate of the last PIK payment made by the issuer as of the end of the reporting period.

Reg S

Regulation S allows U.S. companies to sell securities to persons or entities located outside of the United States without registering those securities with the Securities and Exchange Commission. Specifically, Regulation S provides a safe harbor from the registration requirements of the Securities Act for the offers and sales of securities by both foreign and domestic issuers that are made outside the United States.

REIT	Real Estate Investment Trust

SOFR30A	30 Day Average Secured Overnight Financing Rate

SOFR90A	90 Day Average Secured Overnight Financing Rate

TBD

Senior loan purchased on a when-issued or delayed-delivery basis. Certain details associated with this purchase are not known prior to the settlement date of the transaction. In addition, senior loans typically trade without accrued interest and therefore a coupon rate is not available prior to settlement. At settlement, if still unknown, the borrower or counterparty will provide the Fund with the final coupon rate and maturity date.

TSFR1M	CME Term SOFR 1 Month

TSFR3M	CME Term SOFR 3 Month

WI/DD	Purchased on a when-issued or delayed delivery basis.

See Notes to Financial Statements

NPCT	Nuveen Core Plus Impact Fund Portfolio of Investments(16) June 30, 2023
(Unaudited)

Principal Amount (000) (1)	Description (2)	Coupon	Maturity	Ratings (3)	Value

	LONG-TERM INVESTMENTS – 160.9% (98.9% of Total Investments)

	CORPORATE BONDS – 95.5% (58.7% of Total Investments)

	Airlines – 1.4%

$5,000	Delta Air Lines 2019-1 Class AA Pass Through Trust, 2020-A	3.204%	4/25/24	A1	$4,899,392
	Total Airlines				4,899,392

	Automobile Components – 1.0%

4,000	Dana Inc	4.250%	9/01/30	BB+	3,330,137
	Total Automobile Components				3,330,137

	Automobiles – 4.2%

3,510	Ford Motor Co	3.250%	2/12/32	BB+	2,761,262
15,300	Harley-Davidson Inc (4)	4.625%	7/28/45	BBB+	11,598,222
	Total Automobiles				14,359,484

	Banks – 14.2%

5,000	Citigroup Inc	2.014%	1/25/26	A	4,696,970
17,000	Intesa Sanpaolo SpA, 144A	4.950%	6/01/42	BB+	11,195,835
2,904	JPMorgan Chase & Co	0.653%	9/16/24	AA-	2,870,104
3,583	JPMorgan Chase & Co	0.768%	8/09/25	AA-	3,374,594
5,000	Lloyds Banking Group PLC	4.976%	8/11/33	A	4,677,005
10,000	Standard Chartered PLC, 144A (4)	5.300%	1/09/43	BBB+	8,781,810
15,000	UniCredit SpA, 144A	5.459%	6/30/35	Baa3	12,729,743
	Total Banks				48,326,061

	Broadline Retail – 2.0%

10,000	Nordstrom Inc	5.000%	1/15/44	BB+	6,944,900
	Total Broadline Retail				6,944,900

	Capital Markets – 2.4%

9,000	Banco BTG Pactual SA/Cayman Islands, 144A	2.750%	1/11/26	Ba2	8,190,939
	Total Capital Markets				8,190,939

	Chemicals – 4.5%

5,000	LG Chem Ltd, 144A	2.375%	7/07/31	A3	4,112,509
5,000	LYB International Finance III LLC	3.800%	10/01/60	BBB	3,364,971
8,108	Star Energy Geothermal Wayang Windu Ltd, 144A	6.750%	4/24/33	Ba3	7,937,973
	Total Chemicals				15,415,453

	Commercial Services & Supplies – 0.5%

2,040	New York Public Library Astor Lenox & Tilden Foundations/The	4.305%	7/01/45	AA-	1,745,748
	Total Commercial Services & Supplies				1,745,748

	Communications Equipment – 2.1%

10,000	Vodafone Group PLC	5.125%	6/04/81	BB+	7,259,200
	Total Communications Equipment				7,259,200

	Construction Materials – 0.5%

1,550	Cemex SAB de CV, 144A	9.125%	12/30/49	BB-	1,569,758
	Total Construction Materials				1,569,758

	Diversified Consumer Services – 1.6%

6,160	YMCA of Greater New York	2.303%	8/01/26	BBB	5,477,680
	Total Diversified Consumer Services				5,477,680

Principal Amount (000) (1)		Description (2)	Coupon	Maturity	Ratings (3)	Value

		Diversified Financial Services – 1.4%

5,400	EUR	Power Finance Corp Ltd	1.841%	9/21/28	Baa3	$4,852,105
		Total Diversified Financial Services				4,852,105

		Diversified REITs – 3.1%

$9,915		HAT Holdings I LLC / HAT Holdings II LLC, 144A	3.375%	6/15/26	Baa3	8,886,253
2,000		HAT Holdings I LLC / HAT Holdings II LLC, 144A	3.750%	9/15/30	Baa3	1,569,079
		Total Diversified REITs				10,455,332

		Diversified Telecommunication Services – 0.9%

5,000		Verizon Communications Inc	2.987%	10/30/56	A-	3,175,805
		Total Diversified Telecommunication Services				3,175,805

		Electric Utilities – 20.1%

5,000	EUR	EDP – Energias de Portugal SA	1.875%	3/14/82	BB+	4,198,197
8,240		India Cleantech Energy2021 1, 144A	4.700%	8/10/26	Ba3	7,192,259
6,650		Interchile SA, 144A	4.500%	6/30/56	Baa1	5,522,825
6,674		Inversiones Latin America Power Ltda, 144A	5.125%	6/15/33	CCC-	2,715,116
2,000		Leeward Renewable Energy Operations LLC, 144A	4.250%	7/01/29	Ba3	1,777,892
7,330		Liberty Utilities Finance GP 1, 144A	2.050%	9/15/30	BBB+	5,694,765
7,000		Pattern Energy Operations LP / Pattern Energy Operations Inc, 144A	4.500%	8/15/28	BB-	6,393,325
2,667		Solar Star Funding LLC, 144A	5.375%	6/30/35	Baa1	2,625,871
13,000		Southern California Edison Co (4)	3.650%	6/01/51	A2	9,641,130
5,000		Star Energy Geothermal Darajat II / Star Energy Geothermal Salak, 144A	4.850%	10/14/38	Baa3	4,522,650
9,548		Topaz Solar Farms LLC, 144A	4.875%	9/30/39	BB+	8,736,569
4,255		Topaz Solar Farms LLC, 144A	5.750%	9/30/39	BB+	4,172,442
5,800		Vena Energy Capital Pte Ltd , Reg S	3.133%	2/26/25	BBB-	5,437,899
		Total Electric Utilities				68,630,940

		Electrical Equipment – 1.3%

5,000		Sociedad de Transmision Austral SA, 144A	4.000%	1/27/32	Baa2	4,278,600
		Total Electrical Equipment				4,278,600

		Electronic Equipment, Instruments & Components – 1.3%

5,000		SK Battery America Inc , Reg S	2.125%	1/26/26	Baa3	4,397,238
		Total Electronic Equipment, Instruments & Components				4,397,238

		Financial Services – 0.6%

2,400		Community Preservation Corp/The	2.867%	2/01/30	AA-	2,011,539
		Total Financial Services				2,011,539

		Gas Utilities – 4.2%

15,000		Brooklyn Union Gas Co/The, 144A (4)	4.273%	3/15/48	BBB+	11,461,568
4,000		Southern Co Gas Capital Corp	3.150%	9/30/51	BBB+	2,699,117
		Total Gas Utilities				14,160,685

		Ground Transportation – 1.4%

7,000		Norfolk Southern Corp	4.100%	5/15/21	BBB+	4,934,788
		Total Ground Transportation				4,934,788

		Hotel & Resort REITs – 0.5%

2,000		Host Hotels & Resorts LP	2.900%	12/15/31	BBB-	1,572,319
		Total Hotel & Resort REITs				1,572,319

		Household Durables – 1.5%

5,000	EUR	Arcelik AS , Reg S	3.000%	5/27/26	BB+	4,985,640
		Total Household Durables				4,985,640

NPCT	Nuveen Core Plus Impact Fund (continued)
Portfolio of Investments June 30, 2023
(Unaudited)

Principal Amount (000) (1)		Description (2)	Coupon	Maturity	Ratings (3)	Value

		Independent Power and Renewable Electricity Producers – 10.1%

$1,750		AES Corp/The	2.450%	1/15/31	BBB-	$1,414,500
6,270		Atlantica Sustainable Infrastructure PLC, 144A	4.125%	6/15/28	BB+	5,586,002
5,100		Clearway Energy Operating LLC, 144A	3.750%	1/15/32	BB	4,150,928
7,050		Colbun SA, 144A	3.150%	1/19/32	BBB+	5,957,250
8,075		Sunnova Energy Corp, 144A	5.875%	9/01/26	B1	7,380,534
9,736		Sweihan PV Power Co PJSC2022 1, 144A	3.625%	1/31/49	BBB+	7,839,111
2,722		UEP Penonome II SA2020 1, 144A	6.500%	10/01/38	BB	2,041,007
		Total Independent Power and Renewable Electricity Producers				34,369,332

		Machinery – 1.9%

5,000		Mueller Water Products Inc, 144A	4.000%	6/15/29	Ba1	4,436,440
2,305		YMCA of Greater New York	5.021%	8/01/38	BBB	2,052,619
		Total Machinery				6,489,059

		Media – 2.0%

10,000		Discovery Communications LLC	4.000%	9/15/55	BBB-	6,646,533
		Total Media				6,646,533

		Metals & Mining – 1.3%

5,000		Teck Resources Ltd	5.200%	3/01/42	BBB-	4,453,916
		Total Metals & Mining				4,453,916

		Mortgage Real Estate Investment Trusts (REITs) – 2.9%

5,745		Starwood Property Trust Inc, 144A	3.625%	7/15/26	BB+	4,942,255
5,710		Starwood Property Trust Inc, 144A	4.375%	1/15/27	BB+	4,917,737
		Total Mortgage Real Estate Investment Trusts (REITs)				9,859,992

		Multi-Utilities – 0.5%

2,244		Consolidated Edison Co of New York Inc	4.300%	12/01/56	A-	1,821,283
		Total Multi-Utilities				1,821,283

		Oil, Gas & Consumable Fuels – 3.7%

15,000		Santos Finance Ltd, 144A (4)	3.649%	4/29/31	BBB	12,452,825
		Total Oil, Gas & Consumable Fuels				12,452,825

		Real Estate Management & Development – 0.6%

2,250	EUR	GTC Aurora Luxembourg SA , Reg S	2.250%	6/23/26	BBB-	1,873,275
		Total Real Estate Management & Development				1,873,275

		Retail REITs – 0.7%

3,000		Scentre Group Trust 2, 144A	5.125%	9/24/80	BBB+	2,531,917
		Total Retail REITs				2,531,917

		Trading Companies & Distributors – 1.1%

5,800		GATX Corp (4)	3.100%	6/01/51	BBB+	3,685,427
		Total Trading Companies & Distributors				3,685,427
		Total Corporate Bonds (cost $410,455,811)				325,157,302

Principal Amount (000) (1)		Description (2)	Coupon	Maturity	Ratings (3)	Value

		$1,000 PAR (OR SIMILAR) INSTITUTIONAL PREFERRED – 22.5% (13.8% of Total Investments)

		Banks – 6.6%

$10,375		Banco Nacional de Comercio Exterior SNC/Cayman Islands, 144A	2.720%	8/11/31	Ba1	$8,702,031
4,250		Citigroup Inc	4.150%	N/A (5)	BBB-	3,419,125
3,250		JPMorgan Chase & Co	3.650%	N/A (5)	BBB+	2,860,488

Principal Amount (000) (1)		Description (2)	Coupon	Maturity	Ratings (3)	Value

		Banks (continued)
$10,195		PNC Financial Services Group Inc/The	3.400%	N/A (5)	Baa2	$7,518,812
		Total Banks				22,500,456

		Consumer Finance – 1.8%

7,200		American Express Co	3.550%	N/A (5)	Baa2	$5,976,000
		Total Consumer Finance				5,976,000

		Electric Utilities – 1.8%

2,500		CMS Energy Corp	3.750%	12/01/50	BBB-	1,929,500
5,000		Southern Co/The	3.750%	9/15/51	BBB-	4,255,000
		Total Electric Utilities				6,184,500

		Independent Power Producers & Energy Traders – 0.4%

1,500		Vistra Corp, 144A	7.000%	N/A (5)	Ba3	1,308,750
		Total Independent Power Producers & Energy Traders				1,308,750

		Insurance – 4.2%

15,000		Swiss Re Finance Luxembourg SA, 144A (4)	5.000%	4/02/49	A	14,325,000
		Total Insurance				14,325,000

		Multi-Utilities – 4.8%

5,000		Algonquin Power & Utilities Corp	4.750%	1/18/82	BB+	3,975,000
2,500		CMS Energy Corp	4.750%	6/01/50	BBB-	2,149,325
8,000	EUR	Engie SA , Reg S	1.875%	N/A (5)	BBB	6,561,410
4,600		Sempra Energy	4.125%	4/01/52	BBB-	3,717,758
		Total Multi-Utilities				16,403,493

		Trading Companies & Distributors – 2.9%

12,000		Air Lease Corp	4.650%	N/A (5)	BB+	10,014,720
		Total Trading Companies & Distributors				10,014,720
		Total $1,000 Par (or similar) Institutional Preferred (cost $95,072,268)				76,712,919

Principal Amount (000)		Description (2)	Coupon	Maturity	Ratings (3)	Value

		ASSET-BACKED SECURITIES – 13.5% (8.3% of Total Investments)

$6,500		Alen 2021-ACEN Mortgage Trust, (1-Month LIBOR reference rate + 4.000% spread), 144A, (6)	9.193%	4/15/34	BB-	$3,952,917
5,000		BAMLL Commercial Mortgage Securities Trust 2021-JACX, (1-Month LIBOR reference rate + 3.750% spread), 144A, (6)	8.943%	9/15/38	Ba2	4,038,295
64,977		Freddie Mac Multifamily ML Certificates, (I/O), 144A	0.770%	3/25/38	N/R	3,664,070
46,007		Freddie Mac Multifamily ML Certificates, (I/O)	1.302%	7/25/41	AA+	4,594,755
2,213		GoodLeap Sustainable Home Solutions Trust 2021-3, 144A	3.500%	5/20/48	N/R	1,456,053
2,335		GoodLeap Sustainable Home Solutions Trust 2021-4, 144A	3.500%	7/20/48	BB	1,658,726
680		Hudson Yards 2016-10HY Mortgage Trust, 2016 10HY, 144A	2.835%	8/10/38	Aaa	611,560
10,000		MFT Trust 2020-ABC, 2020 ABC, 144A	3.593%	2/10/42	N/R	6,112,407
4,590		Mosaic Solar Loan Trust 2019-2, 144A	0.000%	9/20/40	N/R	1,841,339
5,425		Mosaic Solar Loan Trust 2020-1, 144A	0.000%	4/20/46	N/R	3,823,907
5,661		Natixis Commercial Mortgage Securities Trust 2019-MILE, (TSFR1M reference rate + 2.829% spread), 144A, (6)	7.976%	7/15/36	N/R	4,927,745
700		Natixis Commercial Mortgage Securities Trust 2019-MILE, (TSFR1M reference rate + 3.579% spread), 144A, (6)	8.726%	7/15/36	N/R	578,221
7,420		NYC Commercial Mortgage Trust 2021-909, 144A	3.312%	4/10/43	N/R	4,675,326
1,600		Tesla Auto Lease Trust, 2021 A, 144A	1.020%	3/20/25	Aa2	1,567,916
2,500		Tesla Auto Lease Trust 2021-B, 144A	1.320%	9/22/25	Baa2	2,355,096
		Total Asset-Backed Securities (cost $62,057,947)				45,858,333

NPCT	Nuveen Core Plus Impact Fund (continued)
Portfolio of Investments June 30, 2023
(Unaudited)

Principal Amount (000)		Description (2)	Coupon	Maturity	Ratings (3)	Value

		MORTGAGE-BACKED SECURITIES – 10.2% (6.3% of Total Investments)

$4,000		BBCMS Mortgage Trust 2020-C6, 2020 C6, 144A	3.811%	2/15/53	N/R	$2,584,957
3,840		Benchmark 2019-B10 Mortgage Trust, 2019 B10, 144A	4.029%	3/15/62	N/R	2,411,559
7,887		COMM 2020-CX Mortgage Trust, 2020 CX, 144A	2.773%	11/10/46	N/R	5,161,788
28,522		Freddie Mac Multifamily ML Certificates, 2021 ML10, (I/O)	2.127%	1/25/38	N/R	4,522,755
2,500		Hudson Yards 2019-55HY Mortgage Trust, 2019 55HY, 144A	3.041%	12/10/41	N/R	1,655,052
5,000		J.P. Morgan Chase Commercial Mortgage Securities Trust 2018-AON, 2018 AON, 144A	4.767%	7/05/31	B-	1,351,875
8,000		SLG Office Trust 2021-OVA, 144A	2.851%	7/15/41	N/R	5,490,362
3,860		SLG Office Trust 2021-OVA, 144A	2.851%	7/15/41	N/R	2,755,487
80,369		SLG Office Trust 2021-OVA, (I/O), 144A	0.258%	7/15/41	AA-	1,228,127
3,500		SUMIT 2022-BVUE Mortgage Trust, 2022 BVUE, 144A	2.989%	2/12/41	N/R	2,124,562
7,000		VNDO Trust 2016-350P, 144A	4.033%	1/10/35	B	5,547,409
		Total Mortgage-Backed Securities (cost $51,355,189)				34,833,933

Principal Amount (000) (1)		Description (2)	Coupon	Maturity	Ratings (3)	Value

		SOVEREIGN DEBT – 6.7% (4.1% of Total Investments)

		Benin – 2.2%

10,000	EUR	Benin Government International Bond , 144A	4.950%	1/22/35	B+	$7,668,083
		Total Benin				7,668,083

		Chile – 1.1%

$5,000		Chile Government International Bond	3.100%	5/07/41	A	3,747,410
		Total Chile				3,747,410

		Egypt – 0.6%

2,500		Egypt Government International Bond , 144A	5.250%	10/06/25	B	1,898,000
		Total Egypt				1,898,000

		Mexico – 2.1%

5,000	EUR	Mexico Government International Bond	2.250%	8/12/36	BBB	4,026,431
3,150		Mexico Government International Bond	4.875%	5/19/33	BBB	3,005,289
		Total Mexico				7,031,720

		United States – 0.7%

2,575		United States Treasury Note/Bond	3.375%	5/15/33	Aaa	2,483,266
		Total United States				2,483,266
		Total Sovereign Debt (cost $30,613,793)				22,828,479

Shares		Description (2)	Coupon		Ratings (3)	Value

		$25 PAR (OR SIMILAR) RETAIL PREFERRED – 6.1% (3.7% of Total Investments)

		Capital Markets – 1.5%

300,000		Affiliated Managers Group Inc	4.200%		Baa1	$5,025,000
		Total Capital Markets				5,025,000

		Independent Power Producers & Energy Traders – 1.2%

200,000		Brookfield Renewable Partners LP	5.250%		BBB-	3,994,000
		Total Independent Power Producers & Energy Traders				3,994,000

		Multi-Utilities – 1.6%

100,426		Brookfield Infrastructure Partners LP	5.125%		BBB-	1,910,102
200,000		CMS Energy Corp	4.200%		BBB-	3,626,000
		Total Multi-Utilities				5,536,102

Shares	Description (2)	Coupon		Ratings (3)	Value

	Real Estate Management & Development – 0.3%

77,904	Brookfield Property Partners LP	5.750%		BB	$1,071,180
	Total Real Estate Management & Development				1,071,180

	Trading Companies & Distributors – 1.5%

269,000	Triton International Ltd	5.750%		BB	5,137,900
	Total Trading Companies & Distributors				5,137,900
	Total $25 Par (or similar) Retail Preferred (cost $28,938,056)				20,764,182

Principal Amount (000)	Description (2)		Optional Call Provisions (7)	Ratings (3)	Value

	MUNICIPAL BONDS – 3.4% (2.1% of Total Investments)

	Arizona – 0.2%

$810	Arizona Industrial Development Authority, Arizona, Education Revenue Bonds, KIPPC NYC Public Charter Schools – Gerard Facility Project, Series 2021C, 3.250%, 7/01/31		No Opt. Call	BBB-	$704,173
	Total Arizona				704,173

	District of Columbia – 0.1%

254	District of Columbia Water and Sewer Authority, Public Utility Revenue Bonds, Taxable Senior Lien Green Series 2014A, 4.814%, 10/01/14		No Opt. Call	AAA	236,509
	Total District of Columbia				236,509

	Indiana – 0.0%

235	Fort Wayne, Indiana Economic Development, Solid Waste Facility Revenue Bonds, Do Good Foods LLC Fort Wayne, Taxable Series 2022A-2, 10.750%, 12/01/29, (10)		No Opt. Call	N/R	24
	Total Indiana				24

	Michigan – 1.4%
1,000	City of Detroit, Michigan, General Obligation Bonds, Series 2021: 2.960%, 4/01/27		No Opt. Call	BB+	863,206
500	3.110%, 4/01/28		No Opt. Call	BB+	425,446
2,245	3.244%, 4/01/29		No Opt. Call	BB+	1,873,859
425	3.344%, 4/01/30		No Opt. Call	BB+	348,632
1,575	Detroit, Wayne County, Michigan, General Obligation Bonds, Taxable Series 2021B, 3.644%, 4/01/34		4/31 at 100.00	BB+	1,247,755
	Total Michigan				4,758,898

	Montana – 0.3%

1,000	County of Gallatin, Montana, Series 2022, 11.500%, 9/01/27, 144A		9/25 at 103.00	N/R	1,042,899
	Total Montana				1,042,899

	New York – 1.4%
5,300	Metropolitan Transportation Authority, New York, Transportation Revenue Bonds, Taxable Green Climate Certified Series 2020C-2, 5.175%, 11/15/49		No Opt. Call	A3	4,846,903
	Total New York				4,846,903
	Total Municipal Bonds (cost $15,215,681)				11,589,406

NPCT	Nuveen Core Plus Impact Fund (continued)
Portfolio of Investments June 30, 2023
(Unaudited)

Principal Amount (000)	Description (2)	Coupon (8)	Reference Rate (8)	Spread (8)	Maturity (9)	Ratings (3)	Value

	VARIABLE RATE SENIOR LOAN INTERESTS – 3.0% (1.9% of Total Investments) (8)

	Commercial Services & Supplies – 2.7%

$10,418	Liberty Tire Recycling Holdco, LLC, Term Loan	9.693%	1 + 3-Month LIBOR	4.500%	5/07/28	B-	$9,306,800
	Total Commercial Services & Supplies						9,306,800

	Electric Utilities – 0.3%

1,072	ExGen Renewables IV, LLC, Term Loan	8.025%	SOFR90A	2.500%	12/15/27	BB-	1,066,658
	Total Electric Utilities						1,066,658
	Total Variable Rate Senior Loan Interests (cost $11,451,555)						10,373,458
	Total Long-Term Investments (cost $705,160,300)						548,118,012

Principal Amount (000)	Description (2)			Coupon	Maturity		Value

	SHORT-TERM INVESTMENTS – 1.8%(1.1% of Total Investments)

	REPURCHASE AGREEMENTS – 1.8% (1.1% of Total Investments)

$258	Repurchase Agreement with Fixed Income Clearing Corporation, dated 6/30/23, repurchase price $258,283, collateralized by $301,000, U.S. Treasury Note, 1.500%, due 11/30/28, value $263,416			1.520%	7/03/23		$258,251

5,940	Repurchase Agreement with Fixed Income Clearing Corporation, dated 6/30/23, repurchase price $5,942,480, collateralized by $6,143,400, U.S. Treasury Note, 3.625%, due 3/31/30, value $6,058,864			5.010%	7/03/23		5,940,000
	Total Repurchase Agreements (cost $6,198,251)						6,198,251
	Total Short-Term Investments (cost $6,198,251)						6,198,251
	Total Investments (cost $711,358,551) – 162.7%						554,316,263
	Borrowings – (31.0)% (11), (12)						(105,500,000)
	Reverse Repurchase Agreements, including accrued interest – (13.5)% (13)						(46,125,254)
	TFP Shares, Net – (20.5)% (14)						(69,662,158)
	Other Assets & Liabilities, Net – 2.3% (15)						7,611,796
	Net Assets Applicable to Common Shares – 100%						$340,640,647

Investments in Derivatives

Forward Foreign Currency Contracts

Currency Purchased	Notional Amount (Local Currency)	Currency Sold	Notional Amount (Local Currency)	Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
U.S. Dollar	7,458,330	Euro	6,858,671	Bank of America, N.A.	7/14/23	$(29,071)

Cross Currency Swaps – OTC Uncleared

Counterparty	Terms of payments to be paid	Terms of payments to be received	Currency	Maturity Date	Amount Local Currency	Value	Premiums Paid (Received)	Appreciation (Depreciation)
Citibank N.A.	Fixed annual 2.250%	Fixed semi-annual 3.562%	USD	6/23/26	2,725,875	$337,475	$25,145	$312,330
			EUR		2,250,000
Morgan Stanley Capital	Fixed semi-annual 1.841%	Fixed annual 3.337%	USD	9/21/28	6,376,320	600,904	(3)	600,907
Services LLC			EUR		5,400,000
Morgan Stanley Capital	Fixed semi-annual 3.000%	Fixed annual 4.330%	USD	5/27/26	6,088,500	696,049	4,250	691,799
Services LLC			EUR		5,000,000
J.P. Morgan Securities Inc.	Fixed semi-annual 1.875%	Fixed annual 3.431%	USD	6/14/29	5,905,000	610,052	(3,379)	613,431
			EUR		5,000,000
Citibank N.A.	Fixed semi-annual 2.250%	Fixed annual 3.775%	USD	8/12/36	5,909,000	913,118	12,308	900,810
			EUR		5,000,000
Citibank N.A.	Fixed semi-annual 1.875%	Fixed annual 3.472%	USD	7/2/31	5,904,500	759,586	16,279	743,307
			EUR		5,000,000
Citibank N.A.	Fixed semi-annual 1.875%	Fixed annual 3.493%	USD	7/2/31	3,543,900	462,769	(6,994)	469,763
			EUR		3,000,000
Total						$4,379,953	$47,606	$4,332,347

For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications into sectors for reporting ease.

(1)	Principal Amount (000) denominated in U.S. Dollars, unless otherwise noted.

(2)	All percentages shown in the Portfolio of Investments are based on net assets applicable to common shares unless otherwise noted.

(3)

The Fund uses credit quality ratings for its portfolio securities provided by Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) and Fitch, Inc. (“Fitch”). If all three provide a rating for a security, the middle is used; if two of the three agencies rate a security, the lower rating is used; and if only one rating agency rates a security, that rating is used. AAA, AA, A, and BBB are investment grade ratings; BB, B, CCC/CC/C and D are below-investment grade ratings. Credit ratings are subject to change. Holdings designated N/R are not rated by Moody’s, S&P or Fitch.

(4)

Investment, or portion of investment, has been pledged to collateralize the net payment obligations for investments in reverse repurchase agreements. As of the end of the reporting period, investments with a value of $61,166,789 have been pledged as collateral for reverse repurchase agreements.

(5)	Perpetual security. Maturity date is not applicable.

(6)	Variable rate security. The rate shown is the coupon as of the end of the reporting period.

(7)

Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

(8)

Senior loans generally pay interest at rates which are periodically adjusted by reference to a base short-term, floating lending rate (Reference Rate) plus an assigned fixed rate (Spread). These floating lending rates are generally (i) the lending rate referenced by the London Inter-Bank Offered Rate (“LIBOR”), or (ii) the prime rate offered by one or more major United States banks. Senior loans may be considered restricted in that the Fund ordinarily is contractually obligated to receive approval from the agent bank and/or borrower prior to the disposition of a senior loan. The rate shown is the coupon as of the end of the reporting period.

(9)

Senior loans generally are subject to mandatory and/or optional prepayment. Because of these mandatory prepayment conditions and because there may be significant economic incentives for a borrower to prepay, prepayments of senior loans may occur. As a result, the actual remaining maturity of senior loans held may be substantially less than the stated maturities shown.

(10)	Defaulted security. A security whose issuer has failed to fully pay principal and/or interest when due, or is under the protection of bankruptcy.

(11)	Borrowings as a percentage of Total Investments is 19.0%.

(12)

The Fund may pledge up to 100% of its eligible investment (excluding any investments pledged as collateral to specific investments in derivatives, when applicable) in the Portfolio of Investments as collateral for borrowings.

(13)	Reverse Repurchase Agreements, including accrued interest as a percentage of Total investments is 8.3%.

(14)	TFP Shares, Net as a percentage of Total Investments is 12.6%.

(15)

Other assets less liabilities includes the unrealized appreciation (depreciation) of certain over-the-counter (“OTC”) derivatives as presented on the Statement of Assets and Liabilities, when applicable. The unrealized appreciation (depreciation) of OTC cleared and exchange-traded derivatives is recognized as part of the cash collateral at brokers and/or the receivable or payable for variation margin as presented on the Statement of Assets and Liabilities, when applicable.

(16)	Consolidated Portfolio of Investments (as disclosed in Notes to Financial Statements).

144A

Investment is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These investments may only be resold in transactions exempt from registration, which are normally those transactions with qualified institutional buyers.

EUR	Euro

I/O	Interest only security

LIBOR	London Inter-Bank Offered Rate

Reg S

Regulation S allows U.S. companies to sell securities to persons or entities located outside of the United States without registering those securities with the Securities and Exchange Commission. Specifically, Regulation S provides a safe harbor from the registration requirements of the Securities Act for the offers and sales of securities by both foreign and domestic issuers that are made outside the United States.

SOFR90A	90 Day Average Secured Overnight Financing Rate

TSFR1M	CME Term SOFR 1 Month

See Notes to Financial Statements

JLS	Nuveen Mortgage and Income Fund Portfolio of Investments June 30, 2023
(Unaudited)

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	LONG-TERM INVESTMENTS – 138.2% (97.8% of Total Investments)

	MORTGAGE-BACKED SECURITIES – 98.5% (69.7% of Total Investments)

$500	Alen 2021-ACEN Mortgage Trust, (1-Month LIBOR reference rate + 4.000% spread), 144A (3)	9.193%	4/15/34	BB-	$304,071
1,000	BANK 2017-BNK6, (4)	3.851%	7/15/60	A	817,221
1,000	BANK 2019-BNK21, 144A	2.500%	10/17/52	BBB	565,835
1,000	BBCMS Mortgage Trust 2020-C6, 144A	3.811%	2/15/53	N/R	740,169
1,500	Benchmark 2020-B18 Mortgage Trust, 144A (4)	4.139%	7/15/53	B-	1,293,519
845	CD 2016-CD1 Mortgage Trust, (4)	3.631%	8/10/49	A-	661,928
1,500	CD 2016-CD2 Mortgage Trust	4.112%	11/10/49	A-	1,164,871
1,978	CD 2017-CD3 Mortgage Trust, (4)	4.697%	2/10/50	BBB	1,200,922
25	CF 2020-P1 Mortgage Trust, 144A	2.840%	4/15/25	N/R	23,326
672	CFK Trust 2019-FAX, 2019 FAX, 144A	4.791%	1/15/39	N/R	579,724
440	CHL Mortgage Pass-Through Trust 2006-HYB1	3.826%	3/20/36	N/R	391,992
1,500	COMM 2013-LC13 Mortgage Trust, 2013 LC13, 144A (4)	5.436%	8/10/46	BB-	1,405,174
700	COMM 2014-CCRE15 Mortgage Trust, 144A	4.813%	2/10/47	Ba2	567,420
925	COMM 2014-CCRE15 Mortgage Trust, (4)	4.813%	2/10/47	Baa2	811,262
1,000	COMM 2014-CCRE17 Mortgage Trust	4.377%	5/10/47	AA-	902,513
1,794	COMM 2014-CCRE19 Mortgage Trust, 144A (4)	4.697%	8/10/47	BBB-	1,536,146
1,000	Comm 2014-UBS2 Mortgage Trust, (4)	4.947%	3/10/47	Baa3	932,191
1,500	COMM 2014-UBS3 Mortgage Trust, 2014 (4)	4.767%	6/10/47	N/R	1,025,933
1,400	COMM 2015-CCRE22 Mortgage Trust, 144A	3.000%	3/10/48	BB-	1,030,106
2,000	COMM 2015-CCRE23 Mortgage Trust, (4)	4.443%	5/10/48	N/R	1,551,736
1,800	COMM 2015-CCRE24 Mortgage Trust, (4)	3.463%	8/10/48	BBB-	1,431,866
1,245	COMM 2015-CCRE25 Mortgage Trust	3.768%	8/10/48	BB	947,448
800	COMM 2015-CCRE25 Mortgage Trust, (4)	4.667%	8/10/48	A-	719,411
3,000	Connecticut Avenue Securities Trust 2021-R01, (SOFR30A reference rate + 6.000% spread), 144A (3)	11.067%	10/25/41	N/R	2,964,287
625	Connecticut Avenue Securities Trust 2021-R03, (SOFR30A reference rate + 5.500% spread), 144A (3)	10.567%	12/25/41	N/R	608,515
2,100	Connecticut Avenue Securities Trust 2022-R01, (SOFR30A reference rate + 6.000% spread), 144A (3)	11.067%	12/25/41	N/R	2,066,011
2,300	Connecticut Avenue Securities Trust 2022-R01, (SOFR30A reference rate + 3.150% spread), 144A (3), (4)	8.217%	12/25/41	BB	2,263,461
3,000	Connecticut Avenue Securities Trust 2022-R02, (SOFR30A reference rate + 4.500% spread), 144A (3), (4)	9.567%	1/25/42	B+	3,017,800
3,000	Connecticut Avenue Securities Trust 2022-R03, (SOFR30A reference rate + 6.250% spread), 144A (3)	6.349%	3/25/42	BB-	3,227,070
1,000	Connecticut Avenue Securities Trust 2022-R03, (SOFR30A reference rate + 9.850% spread), 144A (3)	14.823%	3/25/42	N/R	1,092,378
200	Connecticut Avenue Securities Trust 2022-R04, (SOFR30A reference rate + 3.100% spread), 144A (3)	8.167%	3/25/42	BBB-	202,205
2,900	Connecticut Avenue Securities Trust 2022-R05, (SOFR30A reference rate + 7.000% spread), 144A (3)	12.067%	4/25/42	B3	2,977,664
460	Connecticut Avenue Securities Trust 2022-R06, (SOFR30A reference rate + 3.850% spread), 144A (3), (4)	8.917%	5/25/42	BBB-	474,359
960	Connecticut Avenue Securities Trust 2022-R07, (SOFR30A reference rate + 6.800% spread), 144A (3)	11.867%	6/25/42	BB-	1,049,642
100	Connecticut Avenue Securities Trust 2022-R07, (SOFR30A reference rate + 4.650% spread), 144A (3)	9.717%	6/25/42	Aaa	105,863
1,500	Connecticut Avenue Securities Trust 2022-R08, (SOFR30A reference rate + 5.600% spread), 144A (3), (4)	9.528%	7/25/42	BB-	1,581,750
33,000	DOLP Trust 2021-NYC, (I/O), 144A	0.665%	5/10/41	A-	1,254,267
2,800	Fannie Mae – CAS, (SOFR30A reference rate + 5.550% spread), 2023 R02, 144A (3)	10.617%	1/25/43	BB-	2,892,301
651	FARM 21-1 Mortgage Trust, 2021 1, 144A	3.238%	7/25/51	N/R	452,508
87	Flagstar Mortgage Trust 2017-2, 144A	4.013%	10/25/47	Aa2	76,241
7,668	Freddie Mac Multifamily ML Certificates, 2021 ML12, (I/O)	1.302%	7/25/41	AA+	765,793
2,000	Freddie Mac STACR REMIC Trust 2021-DNA6, (SOFR30A reference rate + 7.500% spread), 144A (3)	12.567%	10/25/41	N/R	1,997,999

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	MORTGAGE-BACKED SECURITIES (continued)

$2,275	Freddie Mac STACR REMIC Trust 2021-DNA6, (SOFR30A reference rate + 3.400% spread), 144A (3)	8.467%	10/25/41	BB-	$2,269,780
3,000	Freddie Mac STACR REMIC Trust 2022-DNA1, (SOFR30A reference rate + 3.400% spread), 144A (3), (4)	8.467%	1/25/42	B+	2,887,343
1,000	Freddie Mac STACR REMIC Trust 2022-DNA1, (SOFR30A reference rate + 7.100% spread), 144A (3)	12.167%	1/25/42	N/R	952,189
4,900	Freddie Mac STACR REMIC Trust 2022-DNA2, (SOFR30A reference rate + 4.750% spread), 144A (3)	9.817%	2/25/42	B+	4,888,735
1,270	Freddie Mac STACR REMIC Trust 2022-DNA2, (SOFR30A reference rate + 3.750% spread), 144A (3), (4)	8.817%	2/25/42	BB	1,279,929
790	Freddie Mac STACR REMIC Trust 2022-DNA3, (SOFR30A reference rate + 4.350% spread), 144A (3)	9.417%	4/25/42	BB	814,935
3,750	Freddie Mac STACR REMIC Trust 2022-DNA3, (SOFR30A reference rate + 5.650% spread), 144A (3), (4)	8.647%	4/25/42	B+	3,854,221
119	Freddie Mac Strips, (1-Month LIBOR reference rate + 5.920% spread), (I/O) (3)	0.727%	3/15/44	N/R	9,952
900	Freddie Mac Structured Agency Credit Risk Debt Notes, (SOFR30A reference rate + 4.000% spread), (I/O), 144A (3), (4)	9.067%	7/25/42	Baa3	928,194
7,403	Government National Mortgage Association, (SOFR30A reference rate + 6.250% spread), (3), (4)	1.184%	9/20/50	N/R	862,387
1,500	GS Mortgage Securities Corp Trust 2017-SLP, 144A	4.744%	10/10/32	B	1,406,826
1,000	GS Mortgage Securities Corp Trust 2018-TWR, (1-Month LIBOR reference rate + 1.700% spread), 144A (3)	6.893%	7/15/31	BBB-	790,811
700	GS Mortgage Securities Corp Trust 2018-TWR, (1-Month LIBOR reference rate + 3.050% spread), 144A (3)	8.243%	7/15/31	CCC-	430,376
1,100	GS Mortgage Securities Corp Trust 2018-TWR, (1-Month LIBOR reference rate + 1.850% spread), 144A (3)	7.043%	7/15/31	B+	764,272
700	GS Mortgage Securities Corp Trust 2018-TWR, (1-Month LIBOR reference rate + 2.350% spread), 144A (3)	7.543%	7/15/31	B-	458,366
892	GS Mortgage Securities Corp Trust 2018-TWR, (1-Month LIBOR reference rate + 4.175% spread), 144A (3)	9.368%	7/15/31	N/R	499,378
1,400	GS Mortgage Securities Corp Trust 2021-ARDN, (1-Month LIBOR reference rate + 3.350% spread), 144A (3)	8.543%	11/15/36	N/R	1,326,471
1,000	GS Mortgage Securities Corp Trust 2021-ARDN, (1-Month LIBOR reference rate + 2.750% spread), 144A (3)	7.943%	11/15/36	BBB-	952,229
2,000	GS Mortgage Securities Trust 2016-GS4, 2016 GS4 (4)	4.078%	11/10/49	A-	1,619,703
1,000	Hudson Yards 2019-55HY Mortgage Trust, 2019 55HY, 144A	3.041%	12/10/41	N/R	662,021
377	JP Morgan Chase Commercial Mortgage Securities Trust 2019-ICON UES, 144A	4.601%	5/05/32	BBB-	352,267
441	JP Morgan Chase Commercial Mortgage Securities Trust 2019-ICON UES, 144A	4.601%	5/05/32	BB-	409,209
366	JP Morgan Chase Commercial Mortgage Securities Trust 2020-NNN, 144A	3.972%	1/16/37	N/R	301,521
868	JP Morgan Mortgage Trust 2018-6, 2018 6, 144A	3.892%	12/25/48	Baa3	722,081
2,000	JPMBB Commercial Mortgage Securities Trust 2014-C22, (4)	4.698%	9/15/47	BBB	1,641,431
1,000	JPMBB Commercial Mortgage Securities Trust 2015-C27, (4)	3.898%	2/15/48	N/R	917,929
760	JPMBB Commercial Mortgage Securities Trust 2015-C29, (4)	4.118%	5/15/48	AA-	693,698
1,189	JPMBB Commercial Mortgage Securities Trust 2016-C1, (4)	4.859%	3/17/49	A-	1,058,794
2,000	JPMCC Commercial Mortgage Securities Trust 2017-JP5, (4)	3.905%	3/15/50	A-	1,504,320
1,500	JPMCC Commercial Mortgage Securities Trust 2017-JP6, 144A	4.605%	7/15/50	BBB+	1,111,236
1,930	JPMCC Commercial Mortgage Securities Trust 2017-JP6, (4)	3.855%	7/15/50	A-	1,523,255
1,849	JPMCC Commercial Mortgage Securities Trust 2017-JP7, 144A (4)	4.527%	9/15/50	BBB	1,250,077
1,098	Morgan Stanley Bank of America Merrill Lynch Trust 2014 C19, (4)	4.000%	12/15/47	N/R	992,520
226	Morgan Stanley Capital I Trust 2015-MS1	4.158%	5/15/48	N/R	207,750
184	Morgan Stanley Mortgage Loan Trust 2007-15AR	3.103%	11/25/37	N/R	122,133
1,000	MRCD 2019-MARK Mortgage Trust, 2019 PARK, 144A	2.718%	12/15/36	N/R	860,445
250	MSCG Trust 2015-ALDR, 144A	3.577%	6/07/35	BBB-	208,118
750	MSCG Trust 2015-ALDR, 144A	3.577%	6/07/35	A-	646,867
1,050	Natixis Commercial Mortgage Securities Trust 2019-MILE, (TSFR1M reference rate + 4.329% spread), 144A (3)	9.476%	7/15/36	N/R	772,008
1,000	Natixis Commercial Mortgage Securities Trust 2019-MILE, (TSFR1M reference rate + 2.829% spread), 144A (3)	7.976%	7/15/36	N/R	870,473

JLS	Nuveen Mortgage and Income Fund (continued)
Portfolio of Investments June 30, 2023
(Unaudited)

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	MORTGAGE-BACKED SECURITIES (continued)

$1,000	PKHL Commercial Mortgage Trust 2021-MF, (1-Month LIBOR reference rate + 2.000% spread), 144A (3), (4)	7.194%	7/15/38	BBB	$904,604
1,000	PNMAC GMSR ISSUER TRUST 2018-GT1, (1-Month LIBOR reference rate + 3.850% spread), 144A (3)	9.000%	2/25/25	N/R	999,830
40,180	SLG Office Trust 2021-OVA, 144A, (I/O)	0.258%	7/15/41	AA-	613,995
1,579	SMR 2022-IND Mortgage Trust, (TSFR1M reference rate + 3.950% spread), 144A (3), (4)	9.097%	2/15/39	Baa3	1,484,057
1,500	Spruce Hill Mortgage Loan Trust 2020-SH1, 144A, (I/O)	3.827%	1/28/50	BBB	1,295,018
127,100	SUMIT 2022-BVUE Mortgage Trust, 144A	0.179%	2/12/41	A1	704,566
428	UBS-Barclays Commercial Mortgage Trust 2013-C5, 144A (4)	3.649%	3/10/46	A	392,561
1,500	VNDO Trust 2016-350P, 144A	4.033%	1/10/35	B	1,188,731
1,300	Wells Fargo Commercial Mortgage Trust 2015-NXS1, (4)	4.286%	5/15/48	BBB-	1,073,092
	Total Mortgage-Backed Securities (cost $112,920,179)				102,155,602

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	ASSET-BACKED SECURITIES – 39.7% (28.1% of Total Investments)

$1,133	AASET 2020-1 Trust, 2020 1A, 144A (5)	6.413%	1/16/40	B	$147,601
1,500	ACRE Commercial Mortgage 2021-FL4 Ltd, (TSFR1M reference rate + 2.714% spread), 144A (3), (4)	7.805%	12/18/37	N/R	1,431,112
843	Adams Outdoor Advertising LP, 2018 1, 144A	4.810%	11/15/48	A	794,026
1,500	Adams Outdoor Advertising LP, 2018 1, 144A	7.356%	11/15/48	BB	1,344,294
750	Affirm Asset Securitization Trust 2021-B, 144A	2.540%	8/17/26	N/R	683,372
857	Air Canada 2020-2 Class A Pass Through Trust, 144A (4)	5.250%	4/01/29	A	830,559
696	Air Canada 2020-2 Class B Pass Through Trust, 144A (4)	9.000%	10/01/25	BBB+	703,999
550	Avis Budget Rental Car Funding AESOP LLC, 144A	4.080%	2/20/28	Ba1	461,395
296	Bojangles Issuer LLC, 2020 1A, 144A	3.832%	10/20/50	N/R	267,254
250	Bonanza RE Ltd, 144A (3)	4.555%	1/08/24	N/R	221,550
750	Bonanza RE Ltd, (3-Month U.S. Treasury Bill reference rate + 8.250% spread), 144A (3)	12.787%	1/08/26	N/R	742,575
250	Bonanza RE Ltd, (3-Month U.S. Treasury Bill reference rate + 5.750% spread), 144A (3)	11.031%	3/16/25	N/R	210,300
500	Bonanza RE Ltd, (3-Month U.S. Treasury Bill reference rate + 4.870% spread), 2020 A, 144A (3)	10.148%	12/23/24	N/R	429,650
486	British Airways 2020-1 Class A Pass Through Trust, 144A (4)	4.250%	11/15/32	A	443,496
433	British Airways 2020-1 Class B Pass Through Trust, 144A (4)	8.375%	11/15/28	A-	435,826
2,000	Cars Net Lease Mortgage Notes Series 2020-1, 144A	4.690%	12/15/50	BBB	1,706,659
775	CARS-DB4 LP, 2020 1A, 144A	4.520%	2/15/50	BBB	682,848
2	Carvana Auto Receivables Trust 2021-P2, 144A	0.000%	5/10/28	N/R	631,250
250	Cayuga Park CLO Ltd, (3-Month LIBOR reference rate + 6.000% spread), 2020 1A, 144A (3)	1.000%	7/17/34	BB-	220,490
385	CIFC Funding 2020-II Ltd, (3-Month LIBOR reference rate + 6.500% spread), 2020 2A, 144A (3)	11.750%	10/20/34	BB-	359,343
375	CIFC Funding 2022-II Ltd, (TSFR3M reference rate + 7.000% spread), 2022 2A, 144A (3)	12.028%	4/19/35	Ba3	348,594
750	CIFC Funding 2022-IV Ltd, (SOFR reference rate + 3.550% spread), 2022 4A, 144A (3)	8.536%	7/16/35	BBB-	716,317
250	Citrus Re Ltd, (3-Month U.S. Treasury Bill reference rate + 5.100% spread), 144A (3)	5.100%	6/07/25	N/R	240,850
250	Cologix Data Centers US Issuer LLC, 2021 1A, 144A	5.990%	12/26/51	N/R	202,624
1,132	CyrusOne Data Centers Issuer I, 2023 1A, 144A	5.450%	4/20/48	BBB-	967,177
921	EWC Master Issuer LLC, 2022 1A, 144A	5.500%	3/15/52	N/R	848,231
477	FOCUS Brands Funding LLC, 2018 1, 144A	5.184%	10/30/48	BBB	451,172
500	Goldentree Loan Opportunities IX Ltd, (3-Month LIBOR reference rate + 5.660% spread), 2014 9A, 144A (3)	10.959%	10/29/29	BB-	473,081
500	GoldentTree Loan Management US CLO 1 Ltd, (3-Month LIBOR reference rate + 7.500% spread), 2021 11A, 144A (3)	8.563%	10/20/34	B-	389,749
375	Gracie Point International Funding 2021-1, (1-Month LIBOR reference rate + 2.400% spread), 144A (3)	7.570%	11/01/23	N/R	375,001
488	Hardee’s Funding LLC, 2020 1A, 144A	3.981%	12/20/50	BBB	414,905
500	Hertz Vehicle Financing III LLC, 2022 1A, 144A	4.850%	6/25/26	Ba2	462,185

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	ASSET-BACKED SECURITIES (continued)

$250	Hestia Re Ltd, (1-Month U.S. Treasury Bill reference rate + 9.500% spread), 144A (3)	14.768%	4/22/25	N/R	$213,675
281	HIN Timeshare Trust 2020-A, 144A	5.500%	10/09/39	BB	258,056
201	HIN Timeshare Trust 2020-A, 144A	6.500%	10/09/39	B	184,680
641	Jack in the Box Funding LLC, 144A	4.476%	8/25/49	BBB	591,757
623	Jonah Energy Abs I LLC, 2022 1, 144A	7.200%	11/20/37	A-	610,912
339	Lunar Aircraft 2020-1 LTD, 144A	3.376%	2/15/45	BBB	295,075
500	Madison Park Funding XXXVI Ltd, (TSFR3M reference rate + 5.460% spread), 2019 36A, 144A (3)	5.764%	4/15/35	BBB-	472,571
1,125	Magnetite XXIII Ltd, (3-Month LIBOR reference rate + 6.300% spread), 2019 23A, 144A (3)	7.484%	1/25/35	BB-	1,097,029
250	Matterhorn Re Ltd, (SOFR reference rate + 5.250% spread), 144A (3)	5.889%	3/24/25	N/R	237,100
500	Mercury Financial Credit Card Master Trust, 2023 1A, 144A	8.040%	9/20/27	N/R	499,390
500	Mercury Financial Credit Card Master Trust, 2023 1A, 144A	9.590%	9/20/27	N/R	492,228
500	Mercury Financial Credit Card Master Trust, 2022 3A, 144A	10.680%	6/21/27	N/R	492,181
125	MetroNet Infrastructure Issuer LLC, 2023 1A, 144A	10.850%	4/20/53	BB-	120,797
125	MetroNet Infrastructure Issuer LLC, 2023 1A, 144A	8.010%	4/20/53	BBB	121,361
1,548	Mexico Remittances Funding Fiduciary Estate Management Sarl, 144A	4.875%	1/15/28	BB+	1,391,715
1,277	Mosaic Solar Loan Trust 2019-2, 144A	0.000%	9/20/40	N/R	512,299
841	Mosaic Solar Loan Trust 2020-1, 144A	0.000%	4/20/46	N/R	592,854
870	Mosaic Solar Loan Trust 2020-2, 144A	5.420%	8/20/46	N/R	753,165
521	MVW 2020-1 LLC,144A	4.210%	10/20/37	BBB	489,375
241	MVW 2020-1 LLC, 144A	7.140%	10/20/37	BB	231,024
500	Oportun Funding 2022-1 LLC, 2022 1, 144A	6.000%	6/15/29	N/R	474,660
408	Oportun Funding XIV LLC, 2021 A, 144A	5.400%	3/08/28	N/R	388,186
1,000	Oportun Issuance Trust 2021-B, 144A	5.410%	5/08/31	N/R	888,139
350	Oportun Issuance Trust 2021-C, 144A	5.570%	10/08/31	N/R	301,710
925	Palmer Square CLO 2023-1 Ltd, (TSFR3M reference rate + 5.300% spread), 144A (3)	10.027%	1/20/36	BBB-	933,707
625	Palmer Square CLO Ltd, (TSFR3M reference rate + 6.350% spread), 2022 1A, 144A (3)	11.398%	4/20/35	Ba3	578,534
250	Purchasing Power Funding 2021-A LLC, 144A	4.370%	10/15/25	N/R	235,069
1,032	Purewest Funding LLC, 2021 1, 144A	4.091%	12/22/36	A-	974,230
2	Putnam RE PTE Ltd, 2020 A, 144A (5), (6)	10.825%	6/07/24	N/R	0
400	Residential Reinsurance 2020 Ltd, (3-Month U.S. Treasury Bill reference rate + 6.510% spread), 144A (3)	6.510%	12/06/24	N/R	381,360
500	Residential Reinsurance 2022 Ltd, (3-Month U.S. Treasury Bill reference rate + 7.000% spread), 144A (3)	12.273%	12/06/26	N/R	497,400
500	SD Re Ltd, (3-Month U.S. Treasury Bill reference rate + 9.250% spread), 144A (3)	14.528%	11/19/24	N/R	483,950
651	SERVPRO Master Issuer LLC, 2019 1A, 144A	3.882%	10/25/49	BBB-	594,000
573	Sesac Finance LLC, 2019 1, 144A	5.216%	7/25/49	N/R	537,523
50	Sierra Timeshare 2019-3 Receivables Funding LLC, 144A	4.180%	8/20/36	BB	47,343
307	Sierra Timeshare 2020-2 Receivables Funding LLC, 144A	6.590%	7/20/37	BB	292,646
1,000	Sixth Street CLO XIX Ltd, (3-Month LIBOR reference rate + 5.900% spread), 2021 19A, 144A (3)	6.035%	7/20/34	BB-	954,057
463	Start II LTD, 2019 1, 144A	5.095%	3/15/44	BB	359,147
1,000	TCW CLO 2021-2 Ltd, (3-Month LIBOR reference rate + 6.860% spread), 144A (3)	6.985%	7/25/34	BB-	901,826
500	Ursa Re II Ltd, (3-Month U.S. Treasury Bill reference rate + 7.000% spread), 144A (3)	12.268%	12/06/25	N/R	520,400
1,156	Vivint Solar Financing V LLC, 2018 1A, 144A	7.370%	4/30/48	N/R	1,057,545
556	VR Funding LLC, 2020 1A, 144A	6.420%	11/15/50	N/R	507,572
1,050	VREG Films Inc, 2023 23-1, (WI/DD)	10.550%	11/15/50	N/R	1,019,161
	Total Asset-Backed Securities (cost $45,892,196)				41,222,894
	Total Long-Term Investments (cost $158,812,375)				143,378,496

JLS	Nuveen Mortgage and Income Fund (continued)
Portfolio of Investments June 30, 2023
(Unaudited)

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	SHORT-TERM INVESTMENTS – 3.0%(2.2% of Total Investments)

	U.S. GOVERNMENT AND AGENCY OBLIGATIONS – 3.0% (2.2% of Total Investments)

$3,189	Federal Farm Credit Discount Notes	0.000%	7/03/23	N/R	$3,188,150
	Total U.S. Government and Agency Obligations (cost $3,188,150)				3,188,150
	Total Short-Term Investments (cost $3,188,150)				3,188,150
	Total Investments (cost $162,000,525) – 141.2%				146,566,646
	Borrowings – (9.3)% (7), (8)				(9,695,000)
	Reverse Repurchase Agreements, including accrued interest – (30.7)% (9)				(31,879,208)
	Other Assets & Liabilities, Net – (1.2)%				(1,228,208)
	Net Assets Applicable to Common Shares – 100%				$103,764,230

For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications into sectors for reporting ease.

(1)	All percentages shown in the Portfolio of Investments are based on net assets applicable to common shares unless otherwise noted.

(2)

For financial reporting purposes, the ratings disclosed are the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

(3)	Variable rate security. The rate shown is the coupon as of the end of the reporting period.

(4)

Investment, or portion of investment, has been pledged to collateralize the net payment obligations for investments in reverse repurchase agreements. As of the end of the reporting period, investments with a value of $48,917,898 have been pledged as collateral for reverse repurchase agreements.

(5)	For fair value measurement disclosure purposes, investment classified as Level 3.

(6)	Defaulted security. A security whose issuer has failed to fully pay principal and/or interest when due, or is under the protection of bankruptcy.

(7)	Borrowings as a percentage of Total Investments is 6.6%.

(8)

The Fund may pledge up to 100% of its eligible investments (excluding any investments separately pledged as collateral for specific investments in derivatives, when applicable) in the Portfolio of Investments as collateral for borrowings. As of the end of the reporting period, investments with a value of $25,192,959 have been pledged as collateral for borrowings.

(9)	Reverse Repurchase Agreements, including accrued interest as a percentage of Total investments is 21.8%.

144A

Investment is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These investments may only be resold in transactions exempt from registration, which are normally those transactions with qualified institutional buyers.

I/O	Interest only security

LIBOR	London Inter-Bank Offered Rate

SOFR	Secured Overnight Financing Rate

SOFR30A	30 Day Average Secured Overnight Financing Rate

TSFR1M	CME Term SOFR 1 Month

TSFR3M	CME Term SOFR 3 Month

WI/DD	Purchased on a when-issued or delayed delivery basis.

See Notes to Financial Statements

Statement of Assets and Liabilities

June 30, 2023 (Unaudited)	JGH	NPCT(1)	JLS
ASSETS
Long-term investments, at value†	$398,792,407	$548,118,012	$143,378,496
Short-term investments, at value◇	11,658,833	6,198,251	3,188,150
Cash	107,700	51,324	19,902
Cash denominated in foreign currencies^	420	471,149	—
Swaps premiums paid	—	47,606	—
Unrealized appreciation on:
Cross currency swaps	—	4,332,347	—
Interest rate swaps	4,741,752	—	—
Receivables:
Dividends	—	80,497	—
Interest	6,922,059	6,107,617	838,129
Investments sold	1,136,217	26,577	860,440
Reclaims	—	152,806	926
Other assets	136,642	34,447	60,719
Total assets	423,496,030	565,620,633	148,346,762
LIABILITIES
Cash collateral due to broker(2)	4,526,943	380,000	—
Borrowings	119,000,000	105,500,000	9,695,000
Reverse repurchase agreements, including accrued interest	—	46,125,254	31,879,208
Unrealized depreciation on forward foreign currency exchange contracts	—	29,071	—
TFP Shares, Net*	—	69,662,158	—
Payables:
Dividends	2,359,727	2,250,760	671,009
Interest	607,233	469,325	50,845
Investments purchased – regular settlement	—	—	1,001,000
Investments purchased – when-issued/delayed-delivery settlement	2,028,273	—	1,019,156
Accrued expenses:
Custodian fees	72,225	56,255	31,036
Investor relations	193	369	595
Management fees	290,814	448,767	113,640
Trustees fees	106,735	9,213	55,241
Professional fees	29,158	23,316	53,362
Shareholder reporting expenses	36,273	20,835	5,977
Shareholder servicing agent fees	28	3,297	11
Other	5,528	1,366	6,452
Total liabilities	129,063,130	224,979,986	44,582,532
Commitments and contingencies(2)
Net assets applicable to common shares	$294,432,900	$340,640,647	$103,764,230
Common shares outstanding	23,177,393	28,755,000	5,476,626
Net asset value (“NAV”) per common share outstanding	$12.70	$11.85	$18.95
NET ASSETS APPLICABLE TO COMMON SHARES CONSIST OF:
Common shares, $0.01 par value per share	$231,774	$287,550	$54,766
Paid-in surplus	467,771,074	552,220,503	121,692,869
Total distributable earnings (loss)	(173,569,948)	(211,867,406)	(17,983,405)
Net assets applicable to common shares	$294,432,900	$340,640,647	$103,764,230
Authorized shares:
Common	Unlimited	Unlimited	Unlimited
Preferred	—	Unlimited	—

† Long-term investments, cost	$453,002,951	$705,160,300	$158,812,375
◇ Short-term investments, cost	$11,658,833	$6,198,251	$3,188,150
^ Cash denominated in foreign currencies, cost	$379	$443,842	$—
* TFP Shares, liquidation preference	—	70,000,000	—

(1)	Consolidated Statement of Assets and Liabilities (as disclosed in Notes to Financial Statements).
(2)	As disclosed in Notes to Financial Statements.

See Notes to Financial Statements

Statement of Operations

Six Months Ended June 30, 2023 (Unaudited)	JGH	NPCT(1)	JLS
INVESTMENT INCOME
Dividends	$193,940	$921,095	$—
Interest	14,677,933	14,236,650	6,025,190
Foreign tax withheld on dividend income	—	(4,220)	—
Total investment income	14,871,873	15,153,525	6,025,190
EXPENSES
Management fees	1,778,249	2,709,818	692,260
Interest expense and amortization of offering costs	3,570,579	6,173,289	1,270,487
Custodian expenses	25,631	35,582	18,991
Trustees fees	6,506	14,872	2,231
Professional fees	58,245	38,141	62,846
Shareholder reporting expenses	58,406	40,530	13,760
Shareholder servicing agent fees	57	17,809	64
Stock exchange listing fees	3,647	4,301	3,647
Investor relations expense	62,987	51,594	15,540
Other	8,434	11,858	6,122
Total expenses	5,572,741	9,097,794	2,085,948
Net investment income (loss)	9,299,132	6,055,731	3,939,242
REALIZED AND UNREALIZED GAIN (LOSS)
Realized gain (loss) from:
Investments and foreign currency	(10,189,012)	(25,713,620)	(593,883)
Forward foreign currency exchange contracts	—	(137,112)	—
Swaps	1,160,775	600,795	—
Net realized gain (loss)	(9,028,237)	(25,249,937)	(593,883)
Change in net unrealized appreciation (depreciation) on:
Investments and foreign currency	11,760,705	23,233,472	1,078,227
Forward foreign currency exchange contracts	—	194,515	—
Swaps	299,976	(840,035)	—
Change in net unrealized appreciation (depreciation)	12,060,681	22,587,952	1,078,227
Net realized and unrealized gain (loss)	3,032,444	(2,661,985)	484,344
Net increase (decrease) in net assets applicable to common shares from operations	$12,331,576	$3,393,746	$4,423,586
(1)	Consolidated Statement of Operations (as disclosed in Notes to Financial Statements).

See Notes to Financial Statements

Statement of Changes in Net Assets

	JGH		NPCT(1)
	Unaudited Six Months Ended 6/30/23	Year Ended 12/31/22	Unaudited Six Months Ended 6/30/23	Year Ended 12/31/22
OPERATIONS
Net investment income (loss)	$9,299,132	$21,989,990	$6,055,731	$19,365,225
Net realized gain (loss)	(9,028,237)	(20,189,080)	(25,249,937)	(20,400,796)
Change in net unrealized appreciation (depreciation)	12,060,681	(59,351,712)	22,587,952	(175,982,209)
Net increase (decrease) in net assets applicable to common shares from operations	12,331,576	(57,550,802)	3,393,746	(177,017,780)
DISTRIBUTIONS TO COMMON SHAREHOLDERS
Dividends	(14,393,161)	(22,939,413)	(15,470,190)	(22,475,554)
Return of Capital	—	(8,489,132)	—	(13,065,626)
Decrease in net assets applicable to common shares from distributions to common shareholders	(14,393,161)	(31,428,545)	(15,470,190)	(35,541,180)
CAPITAL SHARE TRANSACTIONS
Common shares:
Cost of shares repurchased and retired	—	—	—	—
Net increase (decrease) in net assets applicable to common shares from capital share transactions	—	—	—	—
Net increase (decrease) in net assets applicable to common shares	(2,061,585)	(88,979,347)	(12,076,444)	(212,558,960)
Net assets applicable to common shares at the beginning of the period	296,494,485	385,473,832	352,717,091	565,276,051
Net assets applicable to common shares at the end of the period	$294,432,900	$296,494,485	$340,640,647	$352,717,091
(1)	Consolidated Statement of Changes in Net Assets (as disclosed in Notes to Financial Statements).

See Notes to Financial Statements

Statement of Changes in Net Assets (continued)

	JLS
	Unaudited Six Months Ended 6/30/23	Year Ended 12/31/22
OPERATIONS
Net investment income (loss)	$3,939,242	$6,134,798
Net realized gain (loss)	(593,883)	(1,934,077)
Change in net unrealized appreciation (depreciation)	1,078,227	(16,720,905)
Net increase (decrease) in net assets applicable to common shares from operations	4,423,586	(12,520,184)
DISTRIBUTIONS TO COMMON SHAREHOLDERS
Dividends	(3,926,741)	(4,701,855)
Return of capital	—	(1,122,866)
Decrease in net assets applicable to common shares from distributions to common shareholders	(3,926,741)	(5,824,721)
CAPITAL SHARE TRANSACTIONS
Common shares:
Cost of shares repurchased and retired	—	(172,212)
Net increase (decrease) in net assets applicable to common shares from capital share transactions	—	(172,212)
Net increase (decrease) in net assets applicable to common shares	496,845	(18,517,117)
Net assets applicable to common shares at the beginning of the period	103,267,385	121,784,502
Net assets applicable to common shares at the end of the period	$103,764,230	$103,267,385

See Notes to Financial Statements

Statement of Cash Flows

June 30, 2023 (Unaudited)	JGH	NPCT(1)	JLS
CASH FLOWS FROM OPERATING ACTIVITIES
Net Increase (Decrease) in Net Assets Applicable to Common Shares from Operations	$12,331,576	$3,393,746	$4,423,586
Adjustments to reconcile the net increase (decrease) in net assets applicable to common shares from operations to net cash provided by (used in) operating activities:
Purchases of investments	(65,386,108)	(22,190,511)	(16,298,703)
Proceeds from sales and maturities of investments	71,071,044	33,188,690	19,880,506
Proceeds from (Purchase of) short-term investments, net	4,636,321	(5,354,980)	(1,229,712)
Proceeds from (Purchases of) closed foreign currency spot contracts	(88,113)	260,019	—
Premiums received (paid) for interest rate swaps	—	(165)	—
Amortization (Accretion) of premiums and discounts, net	(304,472)	291,031	(149,530)
Amortization of deferred offering costs	—	3,236	—
(Increase) Decrease in:
Receivable for dividends	26,563	(27,255)	—
Receivable for interest	(215,283)	522,424	(138,722)
Receivable for investments sold	625,580	—	(860,440)
Receivable for reclaims	15,707	18,310	77
Other assets	34,324	15,592	(6,949)
Increase (Decrease) in:
Payable for investments purchased – regular settlement	—	—	1,001,000
Payable for investments purchased – when-issued/delayed-delivery settlement	(1,307,355)	—	1,019,156
Payable for unfunded senior loans	(239,130)	—	—
Payable for interest	117,595	130,319	137,205
Accrued custodian fees	(33,082)	(10,790)	(4,946)
Accrued investor relations	193	369	595
Accrued management fees	(21,673)	(32,959)	(9,547)
Accrued Trustees fees	3,004	(14,884)	739
Accrued professional fees	26,391	8,875	3,832
Accrued shareholder reporting expenses	(4,112)	(3,612)	(2,879)
Accrued shareholder servicing agent fees	(153)	2,206	(10)
Accrued other expenses	(187)	10,892	2,971
Net realized (gain) loss from investments	10,189,012	25,713,620	593,883
Net realized (gain) loss from Paydowns	—	(76,733)	67,564
Change in net unrealized (appreciation) depreciation of investments	(11,760,705)	(23,233,472)	(1,078,227)
Change in net unrealized (appreciation) depreciation of Forward foreign currency	—	(194,515)	—
Change in net unrealized (appreciation) depreciation of swaps	(299,976)	840,035	—
Net cash provided by (used in) operating activities	19,416,961	13,259,488	7,351,449
CASH FLOWS FROM FINANCING ACTIVITIES
Proceeds from borrowings	—	—	700,000
(Repayments) of borrowings	(8,000,000)	—	(3,500,000)
Proceeds from reverse repurchase agreements	—	91,640,000	62,050,000
(Repayments of) reverse repurchase agreements	—	(91,640,000)	(62,750,000)
(Payments for) deferred offering costs	—	(350,576)	—
Increase (Decrease) in:
Cash collateral due to broker	364,614	380,000	—
Cash overdraft	—	—	(575,583)
Cash distributions paid to common shareholders	(12,033,434)	(13,219,430)	(3,255,964)
Net cash provided by (used in) financing activities	(19,668,820)	(13,190,006)	(7,331,547)
Net Increase (Decrease) in Cash and Cash Denominated in Foreign Currencies	(251,859)	69,482	19,902
Cash and cash denominated in foreign currencies at the beginning of period	359,979	452,991	—
Cash and cash denominated in foreign currencies at the end of period	$108,120	$522,473	$19,902
(1) Consolidated Statement of Cash Flows (as disclosed in Notes to Financial Statements).

The following table provides a reconciliation of cash and cash denominated in foreign currencies to the statement of assets and liabilities:
Cash	$107,700	$51,324	$19,902
Cash denominated in foreign currencies	420	471,149	—
Total cash and cash denominated in foreign currencies	$108,120	$522,473	$19,902

SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION	JGH	NPCT	JLS
Cash paid for interest (excluding borrowing and amortization of offering costs)	$3,379,751	$6,009,120	$1,132,623

See Notes to Financial Statements

Financial Highlights

The following data is for a common share outstanding for each fiscal year end unless otherwise noted:

		Investment Operations			Less Distributions to Common Shareholders				Common Share
	Beginning Common Share Net Asset Value	Net Investment Income (NII) (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From NII	From Net Realized Gains	Return of Capital	Total	Discount Per Share Repurchased and Retired	Ending Net Asset Value	Ending Share Price

JGH
6/30/23(f)	$12.79	$0.40	$0.13	$0.53	$(0.62)	$—	$—	$(0.62)	$—	$12.70	$11.17
12/31/22	16.63	0.95	(3.43)	(2.48)	(0.99)	—	(0.37)	(1.36)	—	12.79	11.25
12/31/21	16.97	1.04	(0.08)	0.96	(0.98)	—	(0.32)	(1.30)	—	16.63	15.88
12/31/20	18.14	1.10	(1.16)	(0.06)	(1.07)	—	(0.04)	(1.11)	—	16.97	15.55
12/31/19	16.01	1.19	2.17	3.36	(1.20)	—	(0.03)	(1.23)	—	18.14	16.38
12/31/18	18.51	1.26	(2.42)	(1.16)	(1.27)	—	(0.08)	(1.35)	0.01	16.01	13.65

NPCT(d)
6/30/23(f)	12.27	0.21	(0.09)	0.12	(0.54)	—	—	(0.54)	—	11.85	9.97
12/31/22	19.66	0.67	(6.83)	(6.16)	(0.78)	—	(0.45)	(1.23)	—	12.27	10.36
12/31/21(e)	20.00	0.31	0.07	0.38	(0.36)	(0.03)	(0.33)	(0.72)	—	19.66	18.30

(a)		Based on average shares outstanding.
(b)		Percentage is not annualized.
(c)	•	Net Investment Income (Loss) ratios reflect income earned and expenses incurred on assets attributable to preferred shares and/or borrowings and/or reverse repurchase agreements (as described in Notes to Financial Statements), where applicable.
	•	Each ratio includes the effect of all interest expenses paid and other costs related to preferred shares and/or borrowings and/or reverse repurchase agreements, where applicable, as follows:

Ratios of Interest Expense to Average Net Assets Applicable to Common Shares
JGH
6/30/23(f)	2.43	%(g)
12/31/22	1.04
12/31/21	0.35
12/31/20	0.59
12/31/19	1.33
12/31/18	1.19

Ratios of Interest Expense to Average Net Assets Applicable to Common Shares
NPCT
6/30/23(f)	3.53	%(g)
12/31/22	1.33
12/31/21(e)	0.18	(g)

		Common Share Supplemental Data/ Ratios Applicable to Common Shares
Common Share Total Returns			Ratios to Average Net Assets
Based on Net Asset Value(b)	Based on Share Price(b)	Ending Net Assets (000)	Expenses(c)		Net Investment Income (Loss)		Portfolio Turnover Rate

4.21%	4.81%	$294,433	3.79	%(g)	6.32	%(g)	16%
(15.10)	(21.07)	296,494	2.43		6.82		26
5.82	10.84	385,474	1.68		6.16		87
0.39	2.88	393,299	1.87		6.94		35
21.54	29.93	420,480	2.64		6.84		43
(6.67)	(11.97)	371,082	2.51		7.10		61

0.89	1.27	340,641	5.20	(g)	3.46	(g)	4
(31.89)	(37.45)	352,717	2.95		4.61		10
1.90	(4.96)	565,276	1.47	(g)	2.28	(g)	17

(d)	Consolidated Financial Highlights (as disclosed in Notes to Financial Statements).
(e)	For the period April 27, 2021 (commencement of operations) through December 31, 2021.
(f)	Unaudited.
(g)	Annualized.

See Notes to Financial Statements

Financial Highlights (continued)

The following data is for a common share outstanding for each fiscal year end unless otherwise noted:

		Investment Operations			Less Distributions to Common Shareholders				Common Share
	Beginning Common Share Net Asset Value	Net Investment Income (NII) (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From NII	From Net Realized Gains	Return of Capital	Total	Discount Per Share Repurchased and Retired	Ending Net Asset Value	Ending Share Price

JLS
6/30/23(e)	$18.86	$0.72	$0.09	$0.81	$(0.72)	$—	$—	$(0.72)	$—	$18.95	$16.12
12/31/22	22.19	1.12	(3.38)	(2.26)	(0.86)	—	(0.20)	(1.06)	(0.01)	18.86	16.18
12/31/21	22.17	0.83	0.16	0.99	(0.85)	—	(0.12)	(0.97)	—	22.19	20.96
12/31/20	22.83	0.86	(0.55)	0.31	(0.73)	—	(0.24)	(0.97)	—	22.17	19.77
12/31/19	23.02	0.76	0.41	1.17	(0.92)	—	(0.44)	(1.36)	—	22.83	21.96
12/31/18	24.70	1.16	(0.76)	0.40	(1.52)	(0.49)	(0.07)	(2.08)	—	23.02	22.35

(a)		Based on average shares outstanding.
(b)		Percentageis not annualized.
(c)	•	Net Investment Income (Loss) ratios reflect income earned and expenses incurred on assets attributable to borrowings and/or reverse repurchase agreements (as described in Notes to Financial Statements), where applicable.
	•	Each ratio includes the effect of all interest expenses paid and other costs related to borrowings and/or reverse repurchase agreements, where applicable, as follows:

Ratios of Interest Expense to Average Net Assets Applicable to Common Shares
JLS
6/30/23(e)	2.46	%(f)
12/31/22	1.17
12/31/21	0.45
12/31/20	0.91
12/31/19	1.15
12/31/18	1.26

		Common Share Supplemental Data/ Ratios Applicable to Common Shares
Common Share Total Returns			Ratios to Average Net Assets Before Reimbursement				Ratios to Average Net Assets After Reimbursement(d)
Based on Net Asset Value(b)	Based on Share Price(b)	Ending Net Assets (000)	Expenses(c)		Net Investment Income (Loss)		Expenses(c)	Net Investment Income (Loss)	Portfolio Turnover Rate

4.33%	4.11%	$103,764	4.05	%(f)	7.64	%(f)	N/A	N/A	11%
(10.30)	(17.88)	103,267	2.72		5.61		N/A	N/A	47
4.47	11.02	121,785	1.87		3.69		N/A	N/A	73
1.69	(5.36)	121,642	2.46		3.11		1.54%	4.04%	117
5.16	4.27	125,253	2.72		3.08		2.53	3.26	100
1.63	(1.06)	365,810	2.89		4.77		N/A	N/A	44

(d)	During the fiscal year ended December 31, 2019, the Adviser voluntarily reimbursed the Fund for certain expenses incurred in connection with its restructuring.
(e)	Unaudited.
(f)	Annualized.
N/A	Fund did not have a contractual reimbursement with the Adviser.

See Notes to Financial Statements

Financial Highlights (continued)

The following table sets forth information regarding each Fund’s outstanding senior securities as of the end of each of the Fund’s last five fiscal periods, as applicable.

	Borrowings		TFP Shares		Borrowings, and/or TFP Shares
	Aggregate Amount Outstanding (000)(a)	Asset Coverage Per $1,000 Share(b)	Aggregate Amount Outstanding (000)(a)	Asset Coverage Per $1,000 Share(b)	Asset Coverage Per $1 Liquidation Preference

JGH
6/30/23(c)	$119,000	$3,474	$—	$—	$—
12/31/22	127,000	3,335	—	—	—
12/31/21	159,000	3,424	—	—	—
12/31/20	149,200	3,636	—	—	—
12/31/19	175,200	3,400	—	—	—
12/31/18	175,200	3,118	—	—	—

NPCT
6/30/23(c)	105,500	4,892	70,000	2,941	2.94
12/31/22	105,500	5,007	70,000	3,010	3.01
12/31/21(d)	167,000	4,385	—	—	—

JLS
6/30/23(c)	9,695	11,703	—	—	—
12/31/22	12,495	9,265	—	—	—
12/31/21	8,455	15,404	—	—	—
12/31/20	15,505	8,845	—	—	—
12/31/19	—	—	—	—	—
12/31/18	147,200	3,485	—	—	—

(a)	Aggregate Amount Outstanding: Aggregate amount outstanding represents the principal amount or liquidation preference, if applicable, as of the end of the relevant fiscal year.
(b)

Asset Coverage Per $1,000: Asset coverage per $1,000 is calculated by subtracting the Fund’s liabilities and indebtedness not represented by senior securities from the Fund’s total assets, dividing the result by the aggregate amount of the Fund’s senior securities representing indebtedness then outstanding (if applicable), plus the aggregate of the involuntary liquidation preference of the outstanding preferred shares, if applicable, and multiplying the result by 1,000.

(c)	Unaudited.
(d)	For the period April 27, 2021 (commencement of operations) through December 31, 2021.

Notes to Financial Statements

(Unaudited)

1. General Information

Fund Information: The funds covered in this report and their corresponding New York Stock Exchange (“NYSE”) symbols are as follows (each a “Fund” and collectively, the “Funds”):

•	Nuveen Global High Income Fund (JGH)

•	Nuveen Core Plus Impact Fund (NPCT)

•	Nuveen Mortgage and Income Fund (JLS)

The Funds are registered under the Investment Company Act of 1940 (the “1940 Act”), as amended, as diversified closed-end management investment companies. JGH, NPCT and JLS were organized as Massachusetts business trusts on August 5, 2014, December 4, 2020 and September 10, 2009, respectively.

Current Fiscal Period: The end of the reporting period for the Funds is June 30, 2023, and the period covered by these Notes to Financial Statements is for the six months ended June 30, 2023 (the “current fiscal period”).

Investment Adviser and Sub-Adviser: The Funds’ investment adviser is Nuveen Fund Advisors, LLC (the “Adviser”), a subsidiary of Nuveen, LLC (“Nuveen”). Nuveen is the investment management arm of Teachers Insurance and Annuity Association of America (TIAA). The Adviser has overall responsibility for management of the Funds, oversees the management of the Funds’ portfolio, manages the Funds’ business affairs and provides certain clerical, bookkeeping and other administrative services, and, if necessary, asset allocation decisions. The Adviser has entered into a sub-advisory agreement with Nuveen Asset Management, LLC (“NAM”), a subsidiary of the Adviser and Teachers Advisors, LLC (“TAL”), an affiliate of the Adviser, (each a “Sub-Adviser” and collectively, the “Sub-Advisers”). NAM manages the investment portfolios of JGH and NPCT, while TAL manages the investment portfolio of JLS.

Developments Regarding JGH’s Control Share By-Law: On January 14, 2021, the Fund’s Board of Trustees (the “Board”) received a shareholder demand letter (the “Demand Letter”) from Saba Capital CEF Opportunities 1, Ltd. and Saba Capital Management, L.P. (collectively, “Saba”) demanding that the Fund (i) rescind the Fund’s by-law provisions pursuant to which, in summary, a shareholder who obtains beneficial ownership of common shares in a Control Share Acquisition (as defined in the by-laws) shall have the same voting rights as other common shareholders only to the extent authorized by the other disinterested shareholders (the “Control Share By-Law”) and (ii) commence judicial action against the Board to ensure that the Control Share By-Law is withdrawn. Following review of the Demand Letter, the Board determined that it would not be in the best interests of the Fund or the Fund’s shareholders to take the actions requested in the Demand Letter. Also on January 14, 2021, Saba filed a civil complaint in the U.S. District Court for the Southern District of New York (the “District Court”) against the Fund, certain other Nuveen funds and the Board, seeking a declaration that the Control Share By-Law violates the 1940 Act, rescission of the Control Share By-Law and a permanent injunction against applying the Control Share By-Law. On February 18, 2022, the District Court granted judgment in favor of Saba’s claim for rescission of the Control Share By-Law and Saba’s declaratory judgment claim, and declared that the Control Share By-Law violates Section 18(i) of the 1940 Act. Following review of the judgment of the District Court, on February 22, 2022, the Trustees amended the Fund’s by-laws to provide that the Control Share By-Law shall be of no force and effect for so long as the judgment of the District Court is effective and that if the judgment of the District Court is reversed, overturned, vacated, stayed, or otherwise nullified, the Control Share By-Law will be automatically reinstated and apply to any beneficial owner of common shares acquired in a Control Share Acquisition, regardless of whether such Control Share Acquisition occurs before or after such reinstatement, for the duration of the stay or upon issuance of the mandate reversing, overturning, vacating or otherwise nullifying the judgment of the District Court. On February 25, 2022, the Board and the Funds appealed the District Court’s decision to the U.S. Court of Appeals for the Second Circuit.

Developments Regarding NPCT’s and JLS’s Control Share By-Law: On October 5, 2020, the Funds and certain other closed-end funds in the Nuveen fund complex amended their by-laws. Among other things, the amended bylaws included provisions pursuant to which, in summary, a shareholder who obtains beneficial ownership of common shares in a Control Share Acquisition (as defined in the by-laws) shall have the same Control Share By-Law. On January 14, 2021, a shareholder of certain Nuveen closed-end funds filed a civil complaint in the District Court against certain Nuveen funds and their trustees, seeking a declaration that such funds’ Control Share By-Laws violate the 1940 Act, rescission of such fund’s Control Share By-Laws and a permanent injunction against such funds applying the Control Share By-Laws. On February 18, 2022, the District Court granted judgment in favor of the plaintiff’s claim for rescission of such funds’ Control Share By-Laws and the plaintiff’s declaratory judgment claim, and declared that such funds’ Control Share By-Laws violate Section 18(i) of the 1940 Act. Following review of the judgment of the District Court, on February 22, 2022, the Board amended the Funds’ by-laws to provide that the Funds’ Control Share By-Law shall be of no force and effect for so long as the judgment of the District Court is effective and that if the judgment of the District Court is reversed, overturned, vacated, stayed, or otherwise nullified, the Funds’ Control Share By-Law will be

Notes to Financial Statements (continued)

(Unaudited)

automatically reinstated and apply to any beneficial owner of common shares acquired in a Control Share Acquisition, regardless of whether such Control Share Acquisition occurs before or after such reinstatement, for the duration of the stay or upon issuance of the mandate reversing, overturning, vacating or otherwise nullifying the judgment of the District Court. On February 25, 2022, the Board and the Funds appealed the District Court’s decision to the U.S. Court of Appeals for the Second Circuit.

Basis for Consolidation: NPCT is presented on a consolidated basis with the Nuveen Core Plus Impact Fund Ltd. (the “Subsidiary”), a wholly-owned subsidiary of NPCT organized under the laws of the Cayman Islands. The Subsidiary commenced operations on April 27, 2021 and is intended to provide the Fund with exposure to Regulation S fixed-income securities. Regulation S securities are securities of U.S. and non-U.S. issuers that are issued through private placement transactions with the SEC pursuant to Regulation S under the Securities Act of 1933, as amended. The Subsidiary is advised by the Adviser and has the same investment objective as NPCT, but unlike NPCT, it may invest in Regulation S securities without limitation. As of the end of the reporting period, the net assets of the Subsidiary were $23,507,190 representing 7% of the Fund’s consolidated net assets. All inter-company transactions and balances have been eliminated.

Select financial information related to the Subsidiary is as follows:

NPCT
Total long-term investments at value	$23,160,710
Net assets applicable to Common Shares	23,507,190
Net investment income (loss)	305,080
Net realized gain (loss) from investments and foreign currency	—
Change in net unrealized appreciation (depreciation) from investments and foreign currency	1,320,093

2. Significant Accounting Policies

The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require the use of estimates made by management and the evaluation of subsequent events. Actual results may differ from those estimates. Each Fund is an investment company and follows the accounting guidance in the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification 946, Financial Services – Investment Companies. The net asset value (“NAV”) for financial reporting purposes may differ from the NAV for processing security and common share transactions. The NAV for financial reporting purposes includes security and common share transactions through the date of the report. Total return is computed based on the NAV used for processing security and common share transactions. The following is a summary of the significant accounting policies consistently followed by the Funds.

Compensation: The Funds pay no compensation directly to those of it’s officers, all of whom receive remuneration for their services to the Funds from the Adviser or its affiliates. The Board has adopted a deferred compensation plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from certain Nuveen-advised funds. Under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of select Nuveen-advised funds.

Distributions to Common Shareholders: Distributions to common shareholders are recorded on the ex-dividend date. The amount, character and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.

Each Fund has implemented a level distribution program to provide shareholders with stable, but not guaranteed, cash flow, independent of the amount or timing of income earned or capital gains realized by the Fund. Under this program, the Fund’s regular monthly distribution, in order to maintain its level distribution amount, may include net investment income, return of capital and potentially capital gains for tax purposes. The amounts and sources of distributions are reported for financial reporting purposes and are not being provided for tax reporting purposes. The actual amounts and character of the distributions for tax reporting purposes will be reported to shareholders on Form 1099-DIV which will be sent to shareholders shortly after calendar year-end.

NPCT makes monthly cash distributions to common shareholders of a stated dollar amount per share. Subject to approval and oversight by the Board, the Fund seeks to maintain a stable distribution level designed to deliver the long-term return potential of the Fund’s investment strategy through regular monthly distributions (a “Managed Distribution Program”). Total distributions during a calendar year generally will be made from the Fund’s net investment income, net realized capital gains and net unrealized capital gains in the Fund’s portfolio, if any. The portion of distributions paid attributed to net unrealized gains, if any, is distributed from the Fund’s assets and is treated by common shareholders as a nontaxable distribution (“return of capital”) for tax purposes. In the event that total distributions during a calendar year exceed the Fund’s total return on NAV, the difference will reduce NAV per share. If the Fund’s total return on NAV exceeds total distributions during a calendar year, the excess will be reflected as an increase in NAV per share. The amounts and sources of distributions reported for financial reporting purposes and are not being provided for tax reporting purposes. The actual amounts and character of the distributions for tax reporting purposes will be reported to shareholders on Form 1099-DIV which will be sent to shareholders shortly after calendar year-end.

Foreign Currency Transactions and Translation: To the extent that JGH and NPCT invests in securities and/or contracts that are denominated in a currency other than U.S. dollars, the Funds will be subject to currency risk, which is the risk that an increase in the U.S. dollar relative to the foreign currency will reduce returns or portfolio value. Generally, when the U.S. dollar rises in value against a foreign currency, the Funds’ investments denominated in that currency will lose value because their currency is worth fewer U.S. dollars; the opposite effect occurs if the U.S. dollar falls in relative value. Investments and other assets and liabilities denominated in foreign currencies are converted into U.S. dollars on a spot (i.e. cash) basis at the spot rate prevailing in the foreign currency exchange market at the time of valuation. Purchases and sales of investments and income denominated in foreign currencies are translated into U.S. dollars on the respective dates of such transactions.

The books and records of the Funds are maintained in U.S. dollars. Assets, including investments, and liabilities denominated in foreign currencies are translated into U.S. dollars at the end of each day. Purchases and sales of securities, income and expenses are translated into U.S. dollars at the prevailing exchange rate on the respective dates of the transactions.

Net realized foreign currency gains and losses resulting from changes in exchange rates associated with (i) foreign currency, (ii) investments and (iii) derivatives include foreign currency gains and losses between trade date and settlement date of the transactions, foreign currency transactions, and the difference between the amounts of interest and dividends recorded on the books of the Funds and the amounts actually received are recognized as a component of “Net realized gain (loss) from investments and foreign currency” on the Statement of Operations, when applicable.

The unrealized gains and losses resulting from changes in foreign currency exchange rates and changes in foreign exchange rates associated with (i) investments and (ii) other assets and liabilities are recognized as a component of “Change in net unrealized appreciation (depreciation) of investments and foreign currency” on the Statement of Operations, when applicable. The unrealized gains and losses resulting from changes in foreign exchange rates associated with investments in derivatives are recognized as a component of the respective derivative’s related “Change in net unrealized appreciation (depreciation)” on the Statement of Operations, when applicable.

As of the end of the reporting period, the following Funds’ investments in non-U.S. securities were as follows:

JGH	Value	% of Total Investments
Country:
Canada	$23,414,922	5.7%
Mexico	13,478,585	3.3
Colombia	10,625,125	2.6
Australia	10,023,910	2.4
United Kingdom	8,178,366	2.0
Luxembourg	8,087,822	2.0
Netherlands	8,015,420	1.9
Israel	7,241,356	1.8
France	6,421,632	1.6
South Africa	5,900,111	1.4
Other	77,943,605	19.0
Total non-U.S. securities	$179,330,854	43.7%

NPCT
Country:
Italy	$23,925,577	4.3%
Chile	22,221,201	4.0
United Kingdom	20,718,016	3.7
Mexico	17,303,510	3.1
Australia	14,984,741	2.7
Canada	14,333,019	2.6
Switzerland	14,325,000	2.6
Indonesia	12,460,623	2.3
India	12,044,365	2.2
South Korea	8,509,746	1.5
Other	61,417,463	11.1
Total non-U.S. securities	$222,243,261	40.1%

Notes to Financial Statements (continued)

(Unaudited)

Foreign taxes: The Funds may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Funds will accrue such taxes and recoveries as applicable, based upon the current interpretation of tax rules and regulations that exist in the markets in which the Funds invest.

Indemnifications: Under the Funds’ organizational documents, their officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Funds. In addition, in the normal course of business, the Funds enter into contracts that provide general indemnifications to other parties. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds have not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

Investments and Investment Income: Securities transactions are accounted for as of the trade date for financial reporting purposes. Trade date for senior and subordinated loans purchased in the “primary market” is considered the date on which the loan allocations are determined. Trade date for senior and subordinated loans purchased in the “secondary market” is the date on which the transaction is entered into. Realized gains and losses on securities transactions are based upon the specific identification method. Dividend income is recorded on the ex-dividend date, or for foreign securities, when information is available. Non-cash dividends received in the form of stock, if any, are recognized on the ex-dividend date and recorded at fair value. Interest income, which is recorded on an accrual basis and includes accretion of discounts and amortization of premiums for financial reporting purposes. Interest income also reflects payment-in-kind (“PIK”) interest, fee income, if any and paydown gains and losses, if any. PIK interest represents income received in the form of securities in lieu of cash. Fee income consists primarily of amendment fees. Amendment fees are earned as compensation for evaluating and accepting changes to an original senior loan agreement and are recognized when received. Rehypothecation income is comprised of fees earned in connection with the rehypothecation of pledged collateral as further described in Note 10 – Borrowing Arrangements and Reverse Repurchase Agreements.

Netting Agreements: In the ordinary course of business, the Funds may enter into transactions subject to enforceable master repurchase agreements, International Swaps and Derivatives Association, Inc. (ISDA) master agreements or other similar arrangements (“netting agreements”). Generally, the right to offset in netting agreements allows each Fund to offset certain securities and derivatives with a specific counterparty, when applicable, as well as any collateral received or delivered to that counterparty based on the terms of the agreements. Generally, each Fund manages its cash collateral and securities collateral on a counterparty basis. With respect to certain counterparties, in accordance with the terms of the netting agreements, collateral posted to the Funds is held in a segregated account by the Funds’ custodian and/or with respect to those amounts which can be sold or repledged, are presented in the Funds’ Portfolio of Investments or Statements of Assets and Liabilities.

The Funds’ investments subject to netting agreements as of the end of the reporting period, if any, are further described in later in these Notes to Financial.

New Accounting Pronouncement: In March 2020, FASB issued Accounting Standards Update (“ASU”) 2020-04, Reference Rate Reform: Facilitation of the Effects of Reference Rate Reform on Financial Reporting. The main objective of the new guidance is to provide relief to companies that will be impacted by the expected change in benchmark interest rates, when participating banks will no longer be required to submit London Interbank Offered Rate (LIBOR) quotes by the UK Financial Conduct Authority (FCA). The new guidance allows companies to, provided the only changes to existing contracts are a change to an approved benchmark interest rate, account for modifications as a continuance of the existing contract without additional analysis. For new and existing contracts, the Funds may elect to apply the amendments as of March 12, 2020 through December 31, 2022. In December 2022, FASB deferred ASU 2022-04 and issued ASU 2022-06, Reference Rate Reform: Deferral of the Sunset Date of Topic 848, which extends the application of the amendments through December 31, 2024. Management has not yet elected to apply the amendments, is continuously evaluating the potential effect a discontinuation of LIBOR could have on the Funds’ investments and has currently determined that it is unlikely the ASU’s adoption will have a significant impact on the Funds’ financial statements and various filings.

New Accounting Pronouncement: In June 2022, the FASB issued ASU 2022-03 to clarify the guidance in Topic 820, Fair Value Measurement (“Topic 820”). The amendments in ASU 2022-03 affect all entities that have investments in equity securities measured at fair value that are subject to a contractual sale restriction. ASU 2022-03 (1) clarifies the guidance in Topic 820, when measuring the fair value of an equity security subject to contractual restrictions that prohibit the sale of an equity security, (2) amends a related illustrative example, and (3) introduces new disclosure requirements for equity securities subject to contractual sale restrictions that are measured at fair value in accordance with Topic 820. For public business entities, the amendments in ASU 2022-03 are effective for fiscal years beginning after December 15, 2023, and interim periods within those fiscal years. For all other entities, the amendments are effective for fiscal years beginning after December 15, 2024, and interim periods within those fiscal years. Early adoption is permitted for both interim and annual financial statements that have not yet been issued or made available for issuance. Management is currently assessing the impact of these provisions on the Funds’ financial statements.

3. Investment Valuation and Fair Value Measurements

The Funds’ investments in securities are recorded at their estimated fair value utilizing valuation methods approved by the Adviser, subject to oversight of the Board. Fair value is defined as the price that would be received upon selling an investment or transferring a liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment. U.S. GAAP establishes the three-tier hierarchy which is used to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability. Observable inputs are based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect management’s assumptions about the assumptions market participants would use in pricing the asset or liability. Unobservable inputs are based on the best information available in the circumstances. The following is a summary of the three-tiered hierarchy of valuation input levels.

Level 1 –	Inputs are unadjusted and prices are determined using quoted prices in active markets for identical securities.
Level 2 –	Prices are determined using other significant observable inputs (including quoted prices for similar securities, interest rates, credit spreads, etc.).
Level 3 –	Prices are determined using significant unobservable inputs (including management’s assumptions in determining the fair value of investments).

A description of the valuation techniques applied to the Funds’ major classifications of assets and liabilities measured at fair value follows:

Equity securities and exchange-traded funds listed or traded on a national market or exchange are valued based on their last reported sales price or official closing price of such market or exchange on the valuation date. Foreign equity securities and registered investment companies that trade on a foreign exchange are valued at the last reported sales price or official closing price on the principal exchange where traded, and converted to U.S. dollars at the prevailing rates of exchange on the valuation date. For events affecting the value of foreign securities between the time when the exchange on which they are traded closes and the time when the Funds’ net assets are calculated, such securities will be valued at fair value in accordance with procedures adopted by the Adviser, subject to the oversight of the Board. To the extent these securities are actively traded and no valuation adjustments are applied, they are generally classified as Level 1. When valuation adjustments are applied to the most recent last sales price or official closing price, these securities are generally classified as Level 2.

Prices of fixed-income securities are generally provided by pricing services approved by the Adviser, which is subject to review by the Adviser and oversight of the Board. Pricing services establish a security’s fair value using methods that may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. In pricing certain securities, particularly less liquid and lower quality securities, the pricing services may consider information about a security, its issuer or market activity provided by the Adviser. These securities are generally classified as Level 2.

Repurchase agreements are valued at contract amount plus accrued interest, which approximates market value. These securities are generally classified as Level 2.

Forward foreign currency contracts are valued using the prevailing forward exchange rate which is derived from quotes provided by the pricing service using the procedures approved by the Adviser, subject to the oversight of the Board and are generally classified as Level 2.

Swap contracts are marked-to-market daily based upon a price supplied by a pricing service. Swaps are generally classified as Level 2.

For any portfolio security or derivative for which market quotations are not readily available or for which the Adviser deems the valuations derived using the valuation procedures described above not to reflect fair value, the Adviser will determine a fair value in good faith using alternative procedures approved by the Adviser, subject to the oversight of the Board. As a general principle, the fair value of a security is the amount that the owner might reasonably expect to receive for it in a current sale. A variety of factors may be considered in determining the fair value of such securities, which may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. To the extent the inputs are observable and timely, the values would be classified as Level 2; otherwise they would be classified as Level 3.

Notes to Financial Statements (continued)

(Unaudited)

The following table summarizes the market value of the Funds’ investments as of the end of the reporting period, based on the inputs used to value them:

JGH	Level 1	Level 2	Level 3		Total
Long-Term Investments:
Corporate Bonds	$—	$278,223,287	$—		$278,223,287
Sovereign Debt	—	43,190,488	—		43,190,488
$1,000 Par (or similar) Institutional Preferred	—	29,305,684	—		29,305,684
Variable Rate Senior Loan Interests	—	27,354,443	—		27,354,443
Contingent Capital Securities	—	15,659,699	—		15,659,699
$25 Par (or similar) Retail Preferred	3,767,910	—	—		3,767,910
Common Stocks	—	653,892	292	**	654,184
Asset-Backed Securities	—	636,712	—		636,712
Short-Term Investments:
Repurchase Agreements	—	11,658,833	—		11,658,833
Investments in Derivatives:
Interest Rate Swaps*	—	4,741,752	—		4,741,752
Total	$3,767,910	$411,424,790	$292		$415,192,992

NPCT	Level 1	Level 2	Level 3		Total
Long-Term Investments:
Corporate Bonds	$—	$325,157,302	$—		$325,157,302
$1,000 Par (or similar) Institutional Preferred	—	76,712,919	—		76,712,919
Asset-Backed Securities	—	45,858,333	—		45,858,333
Mortgage-Backed Securities	—	34,833,933	—		34,833,933
Sovereign Debt	—	22,828,479	—		22,828,479
$25 Par (or similar) Retail Preferred	20,764,182	—	—		20,764,182
Municipal Bonds	—	11,589,406	—		11,589,406
Variable Rate Senior Loan Interests	—	10,373,458	—		10,373,458
Short-Term Investments:
Repurchase Agreements	—	6,198,251	—		6,198,251
Investments in Derivatives:
Forward Foreign Currency Contracts*	—	(29,071)	—		(29,071)
Cross Currency Swaps*	—	4,332,347	—		4,332,347
Total	$20,764,182	$537,855,357	$—		$558,619,539

JLS	Level 1	Level 2	Level 3		Total
Long-Term Investments:
Mortgage-Backed Securities	$—	$102,155,602	$—		$102,155,602
Asset-Backed Securities	—	41,075,293	147,601	**	41,222,894
Short-Term Investments:
U.S. Government And Agency Obligations	—	3,188,150	—		3,188,150
Total	$—	$146,419,045	$147,601		$146,566,646
*	Represents net unrealized appreciation (depreciation) as reported in the Fund’s Portfolio of Investments.
**	Refer to the Fund’s Portfolio of Investments for securities classified as Level 3.

The Funds hold liabilities in preferred shares, where applicable, which are not reflected in the tables above. The fair values of the Funds’ liabilities for preferred shares approximate their liquidation preference. Preferred shares are generally classified as Level 2 and further described in Note 6 – Fund Shares.

4. Portfolio Securities

Unfunded Commitments for JGH and NPCT: Pursuant to the terms of certain of the variable rate senior loan agreements, JGH and NPCT may have unfunded senior loan commitments. Each Fund will maintain with its custodian, cash, liquid securities and/or liquid senior loans having an aggregate value at least equal to the amount of unfunded senior loan commitments. As of the end of the reporting period, JGH and NPCT had no such outstanding unfunded senior loan commitments.

Participation Commitments for JGH and NPCT: With respect to the senior loans held in JGH’s and NPCT’s portfolio, the Funds may: 1) invest in assignments; 2) act as a participant in primary lending syndicates; or 3) invest in participations. If a Fund purchases a participation of a senior loan interest, the Fund would typically enter into a contractual agreement with the lender or other third party selling the participation, rather than directly with the borrower. As such, the Fund not only assumes the credit risk of the borrower, but also that of the selling participant or other persons interpositioned between the Fund and the borrower. As of the end of the reporting period, JGH and NPCT had no such outstanding participation commitments.

Repurchase Agreements: In connection with transactions in repurchase agreements, it is the Funds’ policy that its custodian take possession of the underlying collateral securities, the fair value of which exceeds the principal amount of the repurchase transaction, including accrued interest, at all times. If the counterparty defaults, and the fair value of the collateral declines, realization of the collateral may be delayed or limited.

The following table presents the repurchase agreements for the Funds that are subject to netting agreements as of the end of the reporting period, and the collateral delivered related to those repurchase agreements.

Fund	Counterparty	Short-Term Investments, at Value	Collateral Pledged (From) Counterparty
JGH	Fixed Income Clearing Corporation	$11,658,833	$(11,892,160)
NPCT	Fixed Income Clearing Corporation	6,198,251	(6,322,280)

Zero Coupon Securities: A zero coupon security does not pay a regular interest coupon to its holders during the life of the security. Income to the holder of the security comes from accretion of the difference between the original purchase price of the security at issuance and the par value of the security at maturity and is effectively paid at maturity. The market prices of zero coupon securities generally are more volatile than the market prices of securities that pay interest periodically.

Purchases and sales: Long-term purchases and sales during the current fiscal period were as follows:

Fund	Purchases	Sales and Maturities
JGH	$65,386,108	$71,071,044
NPCT	22,190,511	33,188,690
JLS	16,298,703	19,880,506

The Funds may purchase securities on a when-issued or delayed-delivery basis. Securities purchased on a when-issued or delayed-delivery basis may have extended settlement periods; interest income is not accrued until settlement date. Any securities so purchased are subject to market fluctuation during this period. The Funds have earmarked securities in their portfolio with a current value at least equal to the amount of the when-issued/delayed-delivery purchase commitments. If a Fund has outstanding when-issued/delayed-delivery purchases commitments as of the end of the reporting period, such amounts are recognized on the Statement of Assets and Liabilities.

5. Investments in Derivatives

Each Fund is authorized to invest in certain derivative instruments. As defined by U.S. GAAP, a derivative is a financial instrument whose value is derived from an underlying security price, foreign exchange rate, interest rate, index of prices or rates, or other variables.

Forward foreign currency contracts: During the current fiscal period, NPCT used forward contracts to hedge its exposure to Euro denominated positions.

A forward contract is an agreement between two parties to purchase or sell a specified quantity of a currency at or before a specified date in the future at a specified price. Non-deliverable forward foreign currency exchange contracts are settled with the counterparty in cash without the delivery of foreign currency. Forward contracts are typically traded in the OTC markets and all details of the contract are negotiated between the counterparties to the agreement. Forward contracts are marked-to-market daily and any resulting unrealized gains or losses are reflected as appreciation or depreciation on the Statements of assets and liabilities. The Funds realize gains and losses at the time the forward contracts are closed and are included on the Statement of operations. Risks may arise upon entering into forward contracts from unanticipated movements in the value of a foreign currency relative to the U.S. dollar; and that losses may exceed amounts recognized on the Statements of assets and liabilities.

The average notional amount of forward contracts outstanding during the current fiscal period was as follows:

Fund	Average notional amount of forward contracts outstanding*
NPCT	$7,688,654
*

The average notional amount is calculated based on the outstanding notional amount of contracts at the beginning of the current fiscal period and at the end of each fiscal quarter within the current fiscal period.

Notes to Financial Statements (continued)

(Unaudited)

The following table presents the forward foreign currency contracts subject to netting agreements and the collateral delivered related to those forward foreign currency contracts as of the end of the reporting period.

Fund	Counterparty	Gross Unrealized Appreciation on Forward Foreign Currency Contracts*	Gross Unrealized (Depreciation) on Forward Foreign Currency Contracts*	Net Unrealized Appreciation (Depreciation) on Forward Foreign Currency Contracts	Collateral Pledged to (from) Counterparty	Net Exposure
NPCT	Bank of America, N.A.	$—	$(29,071)	$(29,071)	$—	$(29,071)
*	Represents gross unrealized appreciation (depreciation) for the counterparty as reported in the Funds’ Portfolio of Investments.

Interest Rate Swap Contracts: A Fund may enter into a interest rate swap contract to gain or reduce exposure to interest rates, to manage duration, the yield curve or interest rate risk. During the current fiscal period, JGH continued to utilize forward starting interest rate swap contracts to partially hedge its future interest cost of leverage, which is through the use of bank borrowings.

Interest rate swap contracts involve the Fund’s agreement with the counterparty to pay or receive a fixed rate payment in exchange for the counterparty receiving or paying a variable rate payment. Forward interest rate swap contracts involve the Fund’s agreement with a counterparty to pay, in the future, a fixed or variable rate payment in exchange for the counterparty paying the Fund a variable or fixed rate payment, the accruals for which would begin at a specified date in the future (the “effective date”).

Upon entering into an interest rate swap contract (and beginning on the effective date for a forward interest rate swap contract), the Fund accrues the fixed rate payment expected to be paid or received and the variable rate payment expected to be received or paid on the interest rate swap contracts on a daily basis, and recognizes the daily change in the fair value of the Fund’s contractual rights and obligations under the contracts. The amount of the payment obligation for an interest rate swap is based on the notional amount and the termination date of the contract. Interest rate swap contracts do not involve the delivery of securities or other underlying assets or principal. Accordingly, the risk of loss on such transactions is limited to the net amount of interest payments that the Fund is to receive from the counterparty. Payments paid (received) at the beginning of the measurement period are reflected as swap premiums paid (received) on the Statement of Assets and Liabilities, when applicable. Interest rate swaps can be settled either directly with the counterparty (“OTC”) or through a central clearinghouse (“centrally cleared”). For OTC swaps, the daily change in the market value of the swap contract, along with any daily interest fees accrued, are recognized as unrealized appreciation (depreciation) on interest rate swaps on the Statement of Assets and Liabilities.

Upon the execution of a centrally cleared swap, a Fund is obligated to deposit cash or eligible securities, also known as “initial margin,” into an account at its clearing broker equal to a specified percentage of the contract amount. Securities deposited for initial margin, if any, are identified in the Portfolio of Investments and cash deposited for initial margin, if any, is reflected on the Statement of Assets and Liabilities. The Fund and the clearing broker are obligated to settle monies on a daily basis representing the changes in the value of the swap contracts. These daily cash settlements are known as “variation margin” and is recognized on the Statement of Assets and Liabilities as a receivable or payable for variation margin on interest rate swaps.

Changes in the value of the swap contracts during the fiscal period are recognized as net unrealized appreciation (depreciation) of swaps on the Statement of Operations. The net amount of periodic payments settled in cash are recognized as net realized gain (loss) from swaps on the Statement of Operations, in addition to the net realized gain or loss recorded upon the termination of the swap contract.

The average notional amount of interest rate swap contracts outstanding during the current fiscal period was as follows:

Fund	Average notional amount of Interest Rate Swap contracts outstanding*
JGH	$87,400,000
*

The average notional amount is calculated based on the outstanding notional amount of contracts at the beginning of the current fiscal period and at the end of each fiscal quarter within the current fiscal period.

Cross Currency Swap Contracts: NPCT uses cross currency swap contracts to gain or mitigate exposure to foreign exchange markets. A cross currency swap is an agreement between two parties to exchange two different currencies with the understanding that the exchange will be reversed at a later date at specified exchange rates. During the current fiscal period, NPCT used cross currency swaps to hedge its Euro exposure to U.S. Dollars.

Risks may arise upon entering into these contracts from the potential of default by counterparty and, depending on their terms, may be subject to foreign exchange risk.

Cross currency swap contracts are valued daily. Upon entering into a cross currency swap contract the exchange of currencies takes place at the current spot rate. For an OTC Uncleared swap not cleared through a clearing house, the amount recorded on these transactions is recognized on the Statement of Assets and Liabilities as a component of “Unrealized appreciation or deprecation on cross currency swaps.”

Upon the execution of an OTC Cleared swap, the Fund is obligated to deposit cash or eligible securities, also known as “initial margin,” into an account at its clearing broker equal to a specified percentage of the contract amount. Cash held by the broker to cover initial margin requirements on open swap contracts, if any, is recognized as “Cash collateral at brokers for investments in swaps” on the Statement of Assets and Liabilities. Investments in OTC Cleared swaps obligate a Fund and the clearing broker to settle monies on a daily basis representing changes in the prior day’s “mark-to-market” of the swap. If a Fund has unrealized appreciation, the clearing broker would credit the Fund’s account with an amount equal to the appreciation and conversely if a Fund has unrealized depreciation, the clearing broker will debit a Fund’s account with an amount equal to the depreciation. These daily cash settlements are also known as “variation margin.” Variation margin for OTC Cleared swaps is recognized as a receivable and/or payable for “Variation margin on swap contracts” on the Statement of Assets and Liabilities. Upon the execution of an OTC Uncleared swap, neither the Fund nor the counterparty is required to deposit initial margin as the trades are recorded bilaterally between both parties to the swap contract, and the terms of the variation margin are subject to a predetermined threshold negotiated by the Fund and the counterparty. Variation margin for OTC Uncleared swaps is recognized as a component of “Unrealized appreciation or depreciation on cross currency swaps” as described in the preceding paragraph.

The average notional amount of cross currency swap contracts outstanding during the current fiscal period was as follows:

Fund	Average notional amount of Cross currency Swap contracts outstanding*
NPCT	$36,453,095
*

The average notional amount is calculated based on the outstanding notional amount of contracts at the beginning of the current fiscal period and at the end of each fiscal quarter within the current fiscal period.

The following table presents the swap contracts subject to netting agreements and the collateral delivered related to those swap contracts as of the end of the reporting period.

Fund	Counterparty	Gross Unrealized Appreciation on Swaps**	Gross Unrealized (Depreciation) on Swaps**	Net Unrealized Appreciation (Depreciation) on Swaps**	Swaps Premiums Paid (Received)	Collateral Pledged to (from) Counterparty	Net Exposure
JGH	Morgan Stanley Capital Services LLC	$4,741,752	$—	$4,741,752	$—	$(4,526,943)	$214,809
NPCT	Citibank N.A.	$2,426,210	$—	$2,426,210	$46,738	$(2,020,000)	$452,948
	J.P. Morgan Securities Inc.	613,431	—	613,431	(3,379)	—	610,052
	Morgan Stanley Capital Services LLC	1,292,706	—	1,292,706	4,247	(1,277,122)	19,831
		$4,332,347	$—	$4,332,347	$47,606	$(3,297,122)	$1,082,831
**	Represents gross unrealized appreciation (depreciation) for the counterparty as reported in the Fund’s Portfolio of Investments.

Market and Counterparty Credit Risk: In the normal course of business each Fund may invest in financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the other party to the transaction to perform (counterparty credit risk). The potential loss could exceed the value of the financial assets recorded on the financial statements. Financial assets, which potentially expose each Fund to counterparty credit risk, consist principally of cash due from counterparties on forward, option and swap transactions, when applicable. The extent of each Fund’s exposure to counterparty credit risk in respect to these financial assets approximates their carrying value as recorded on the Statement of Assets and Liabilities.

Each Fund helps manage counterparty credit risk by entering into agreements only with counterparties the Adviser believes have the financial resources to honor their obligations and by having the Adviser monitor the financial stability of the counterparties. Additionally, counterparties may be required to pledge collateral daily (based on the daily valuation of the financial asset) on behalf of each Fund with a value approximately equal to the Amount of any unrealized gain above a pre-determined threshold. Reciprocally, when each Fund has an unrealized loss, the Funds have instructed the custodian to pledge assets of the Funds as collateral with a value approximately equal to the amount of the unrealized loss above a pre-determined threshold. Collateral pledges are monitored and subsequently adjusted if and when the valuations fluctuate, either up or down, by at least the predetermined threshold amount.

Notes to Financial Statements (continued)

(Unaudited)

As of the end of the reporting period, the following Funds have invested in derivative contracts which are reflected in the Statements of assets and liabilities as follows:

Derivative Instrument	Risk Exposure	Asset Derivatives		Liability Derivatives
		Location	Value	Location	Value
JGH
Swap contracts	Interest Rate	—	$4,741,752	Unrealized depreciation on swap contracts*	$—
NPCT
Forward contracts	Foreign currency exchange rate	—	—	Unrealized depreciation on forward foreign currency contracts*	$(29,071)
Swap contracts	Foreign currency exchange rate	Unrealized appreciation on swap contracts*	$4,332,347	—	—
*

Value represents the cumulative unrealized appreciation (depreciation) of cleared derivative contracts as reported in the Fund’s Portfolio of Investments. The Statement of Assets and Liabilities only reflects the current day variation margin receivable/payable from/to brokers on open cleared derivative contracts.

For the current fiscal period, the effect of derivative contracts on the Funds’ Statements of operations was as follows:

Derivative Instrument	Risk Exposure	Net Realized Gain (Loss)	Change in Net Unrealized Appreciation (Depreciation)
JGH
Swap Contracts	Interest rate	$1,160,775	$299,976
NPCT
Forward contracts	Foreign currency exchange rate	(137,112)	194,515
Swap Contracts	Foreign currency exchange rate	600,795	(840,035)

6. Fund Shares

Common Share Transactions: Transactions in common shares during the Funds’ current and prior fiscal period, where applicable, were as follows:

	JLS
	Six Months Ended 6/30/23	Year Ended 12/31/22
Common shares:
Repurchased and retired	—	(10,814)

Weighted average common share:
Price per share repurchased and retired	$—	$15.90
Discount per share repurchased and retired	—%	(15.69)%

Preferred Shares

Taxable Fund Preferred Shares: NPCT has issued and has outstanding Taxable Fund Preferred (“TFP”) Shares, with a $1,000 liquidation preference per share. These TFP Shares were issued via private placement and are not publicly available.

The Fund is obligated to redeem its TFP Shares by the date as specified in its offering documents (“Term Redemption Date”), unless earlier redeemed by the Fund. TFP Shares are initially issued in a pre-specified mode, however, TFP Shares can be subsequently designated as an alternative mode at a later date at the discretion of the Funds. The modes within TFP Shares detail the dividend mechanics and are described as follows. At a subsequent date, the Fund may establish additional mode structures with the TFP Share.

•

Variable Rate Mode (“VRM”) – Dividends for TFP Shares designated in this mode are based upon a short-term index plus an additional fixed “spread” amount established at the time of issuance or renewal / conversion of its mode. At the end of the period of the mode, the Fund will be required to either extend the term of the mode, designate an alternative mode or redeem the TFP Shares. The fair value of TFP Shares while in VRM are expected to approximate their liquidation preference so long as the fixed “spread” on the shares remains roughly in line with the “spread’ being demanded by investors on instruments having similar terms in the current market. In current market conditions, the Adviser has determined that the fair value of the shares are approximately their liquidation preference, but their fair value could vary if market conditions change materially.

•

Variable Rate Demand Mode (“VRDM”) – Dividends for TFP Shares designated in this mode will be established by a remarketing agent; therefore, the market value of the TFP Shares is expected to approximate its liquidation preference. While in this mode, shares will have an unconditional liquidity feature that enable its shareholders to require a liquidity provider, which each Fund has entered into a contractual agreement, to purchase shares in the event that the shares are not able to be successfully remarketed. In the event that shares within this mode are unable to be successfully remarketed and are purchased by the liquidity provider, the dividend rate will be the maximum rate which is designed to escalate according to a specified schedule in order to enhance the remarketing agent’s ability to successfully remarket the shares. Each Fund is required to redeem any shares that are still owned by a liquidity provider after six months of continuous, unsuccessful remarketing. The Fund will pay a liquidity and remarketing fee on the aggregate principal amount of all TFP Shares while within VRDM. Payments made by the Funds to the liquidity provider and remarketing agent are recognized as “Liquidity fees” and “Remarketing fees”, respectively, on the Statement of Operations.

For financial reporting purposes, the liquidation preference of TFP Shares is recorded as a liability and is recognized as a component of “Taxable Fund Preferred (“TFP”) Shares, net of deferred offering costs” on the Statement of Assets and Liabilities. Dividends on the TFP shares are treated as interest payments for financial reporting purposes. Unpaid dividends on TFP shares are recognized as a component on “Interest payable” on the Statement of Assets and Liabilities. Dividends accrued on TFP Shares are recognized as a component of “Interest expense and amortization of offering costs” on the Statement of Operations.

Subject to certain conditions, TFP Shares may be redeemed, in whole or in part, at any time at the option of the Funds. Each Fund may also be required to redeem certain TFP shares if the Fund fails to maintain certain asset coverage requirements and such failures are not cured by the applicable cure date. The redemption price per share in all circumstances is equal to the liquidation preference per share plus any accumulated but unpaid dividends.

Cost incurred in connection with its offering of TFP Shares, were recorded as a deferred charge and are being amortized over the life of the shares. These offering costs are recognized as a component of “Taxable Fund Preferred (“TFP”) Shares, net of deferred offering costs” on the Statement of Assets and Liabilities and “Interest expense and amortization of offering costs” on the Statement of Operations.

As of the end of the reporting period, NPCT had $69,662,158 TFP Shares at liquidation preference, net of deferred offering costs. Further details of the Fund’s TFP Shares outstanding as of the end of the reporting period, were as follows:

Fund	Series	Shares Outstanding	Liquidation Preference	Term Redemption Date	Mode
NPCT	A	70,000	$70,000,000	May 2, 2033	VRM

The average liquidation preference of TFP Shares outstanding and the annualized dividend rate for the Fund during the current fiscal period were as follows:

NPCT
Average liquidation preference of TFP Shares outstanding	$70,000,000
Annualized dividend rate	5.83%

Preferred Share Transactions: Transactions in preferred shares during the Fund’s current and prior fiscal period, where applicable, are noted in the following table.

Transactions in TFP Shares for NPCT, where applicable, were as follows:

	Year Ended December 31, 2022
NPCT	Series	Shares	Amount
TFP Shares issued	A	70,000	$70,000,000

7. Income Tax Information

Each Fund is a separate taxpayer for federal income tax purposes. Each Fund intends to distribute substantially all of its net investment income and net capital gains to shareholders and otherwise comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. Therefore, no federal income tax provision is required.

Each Fund files income tax returns in U.S. federal and applicable state and local jurisdictions. A Fund’s federal income tax returns are generally subject to examination for a period of three fiscal years after being filed. State and local tax returns may be subject to examination for an additional period of time depending on the jurisdiction. Management has analyzed each Fund’s tax positions taken for all open tax years and has concluded that no provision for income tax is required in the Fund’s financial statements.

Notes to Financial Statements (continued)

(Unaudited)

As of the end of the reporting period, the aggregate cost and the net unrealized appreciation/(depreciation) of all investments for federal income tax purposes were as follows:

Fund	Tax Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
JGH	$464,842,665	$6,964,995	$(56,614,668)	$(49,649,673)
NPCT	713,845,561	4,756,372	(159,934,788)	(155,178,416)
JLS	161,081,309	1,149,313	(15,663,976)	(14,514,663)

For purposes of this disclosure, tax cost generally includes the cost of portfolio investments as well as up-front fees or premiums exchanged on derivatives and any amounts unrealized for income statement reporting but realized income and/or capital gains for tax reporting, if applicable.

As of prior fiscal period end, the components of accumulated earnings on a tax basis were as follows:

Fund	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Unrealized Appreciation (Depreciation)	Capital Loss Carryforwards	Late-Year Loss Deferrals	Other Book-to-Tax Differences	Total
JGH	$—	$—	$(61,645,732)	$(109,568,976)	$(27,976)	$(265,679)	$(171,508,363)
NPCT	—	—	(176,905,851)	(22,607,013)	—	(278,098)	(199,790,962)
JLS	—	—	(15,154,466)	(3,325,784)	—	—	(18,480,250)

As of prior fiscal period end, the Funds had capital loss carryforwards, which will not expire:

Fund	Short-Term	Long-Term	Total
JGH	$31,425,673	$78,143,303	$109,568,976
NPCT	12,925,288	9,681,725	22,607,013
JLS	1,738,923	1,586,861	3,325,784

8. Management Fees and Other Transactions with Affiliates

Management Fees: Each Fund’s management fee compensates the Adviser for overall investment advisory and administrative services and general office facilities. The Sub-Advisers are compensated for its services to the Funds from the management fees paid to the Adviser.

Each Fund’s management fee consists of two components – a fund-level fee, based only on the amount of assets within each individual Fund, and a complex-level fee, based on the aggregate amount of all eligible fund assets managed by the Adviser. This pricing structure enables Fund shareholders to benefit from growth in the assets within their respective Fund as well as from growth in the amount of complex-wide assets managed by the Adviser.

The annual fund-level fee, payable monthly, for each Fund is calculated according to the following schedule:

	JGH	NPCT
Average Daily Managed Assets	Fund-Level Fee Rate	Fund-Level Fee Rate
For the first $500 million	0.7000%	0.8000%
For the next $500 million	0.6750	0.7750
For the next $500 million	0.6500	0.7500
For the next $500 million	0.6250	0.7250
For managed assets over $2 billion	0.6000	0.7000

JLS
Average Daily Managed Assets[1]	Fund-Level Fee Rate
For the first $125 million	0.8000%
For the next $125 million	0.7875
For the next $150 million	0.7750
For the next $600 million	0.7625
For managed assets over $1 billion	0.7500

The annual complex-level fee, payable monthly, for each Fund is calculated by multiplying the current complex-wide fee rate, determined according to the following schedule by the Fund’s daily managed assets:

Complex-Level Eligible Asset Breakpoint Level[2]	Effective Complex-Level Fee Rate at Breakpoint Level
$55 billion	0.2000%
$56 billion	0.1996
$57 billion	0.1989
$60 billion	0.1961
$63 billion	0.1931
$66 billion	0.1900
$71 billion	0.1851
$76 billion	0.1806
$80 billion	0.1773
$91 billion	0.1691
$125 billion	0.1599
$200 billion	0.1505
$250 billion	0.1469
$300 billion	0.1445
[1]

“Managed assets” means the total assets of the Fund, minus the sum of its accrued liabilities (other than the Fund liabilities incurred for the express purpose of creating effective leverage). Total assets for this purpose shall include assets attributable to the Fund’s use of effective leverage (whether or not those assets are reflected in the Fund’s financial statements for the purposes of U.S. GAAP).

[2]

For the complex-level fees, managed assets include closed-end fund assets managed by the Adviser that are attributable to certain types of leverage. For these purposes, leverage includes the fund’s use of preferred stock and borrowings and certain investments in the residual interest certificates (also called inverse floating rate securities) in tender option bond (TOB) trusts, including the portion of assets held by a TOB trust that has been effectively financed by the trust’s issuance of floating rate securities, subject to an agreement by the Adviser as to certain funds to limit the amount of such assets for determining managed assets in certain circumstances. The complex-level fee is calculated based upon the aggregate daily managed assets of all Nuveen open-end and closed-end funds that constitute “eligible assets.” Eligible assets do not include assets attributable to investments in other Nuveen funds or assets in excess of a determined amount (originally $2 billion) added to the Nuveen fund complex in connection with the Adviser’s assumption of the management of the former First American Funds effective January 1, 2011, but do not include certain assets of certain Nuveen funds that were reorganized into funds advised by an affiliate of the Adviser during the 2019 calendar year. As of June 30, 2023, the complex-level fee for each Fund was 0.1595%.

9. Commitments and Contingencies

In the normal course of business, each Fund enters into a variety of agreements that may expose the Fund to some risk of loss. These could include certain agreements related to preferred shares, which are each described elsewhere in these Notes to Financial Statements. The risk of future loss arising from such agreements, while not quantifiable, is expected to be remote. As of the end of the reporting period, the Funds did not have any unfunded commitments.

From time to time, the Funds may be a party to certain legal proceedings in the ordinary course of business, including proceedings relating to the enforcement of the Funds’ rights under contracts. As of the end of the reporting period, management has determined that any legal proceeding(s) the Funds are subject to, including those described within this report, are unlikely to have a material impact to any of the Funds’ financial statements.

10. Borrowing Arrangements and Reverse Repurchase Agreements

Borrowings: JGH, NPCT and JLS have each entered into borrowing arrangement (“Borrowings”) as a means of leverage.

Borrowings Information for JGH: The Fund has entered into a 364-day revolving line of credit. As of the end of the reporting period, the Fund’s maximum commitment amount under its Borrowings is as follows:

JGH
Maximum commitment amount	$165,000,000

As of the end of the reporting period, the Fund’s outstanding balance on its Borrowings was as follows:

JGH
Outstanding balance on Borrowings	$119,000,000

Interest is charged on the Borrowings drawn amount at a rate per annum equal to one-month Term SOFR (“Secured Overnight Financing Rate”) plus 0.80%. The Fund also accrued a 0.15% per annum commitment fee based on the undrawn balance based on the maximum commitment amount of the Borrowings to the extent the unused portion of the Borrowings is less than 50% of the maximum commitment amount otherwise the per annum commitment fee is 0.25%.

Notes to Financial Statements (continued)

(Unaudited)

During the Fund’s utilization period(s) during the current fiscal period, the average daily balance outstanding (which was for the entire current reporting period) and average annual interest rate on the Fund’s Borrowings were as follows:

JGH
Average daily balance outstanding	$122,845,304
Average annual interest rate	5.79%

Borrowings Information for NPCT: The Fund has entered into a committed financing agreement. As of the end of the reporting period, the Fund’s maximum commitment amount under its Borrowings is as follows:

NPCT
Maximum commitment amount	$110,000,000

As of the end of the reporting period, the Fund’s outstanding balance on its Borrowings was as follows:

NPCT
Outstanding balance on Borrowings	$105,500,000

Interest is charged on these Borrowings at Fed Funds plus 0.70% per annum on the amount borrowed and accrues 0.25% per annum on the undrawn balance if the undrawn portion of the Borrowings on a particular day is more than 10% of the maximum commitment amount and a one-time upfront fee of 0.05% (0.025% paid at closing of the Borrowings and 0.025% due at the one year anniversary) per annum of the maximum commitment amount.

During the Fund’s utilization period(s) during the current fiscal period, the average daily balance outstanding (which was for the entire current reporting period) and average annual interest rate on the Fund’s Borrowings were as follows:

NPCT
Average daily balance outstanding	$105,500,000
Average annual interest rate	5.49%

Borrowings Information for JLS

The Fund has entered into a committed financing agreement. As of the end of the reporting period, the Fund’s maximum commitment amount under its Borrowings is as follows:

JLS
Maximum commitment amount	$22,500,000

As of the end of the reporting period, the Fund’s outstanding balance on its Borrowings was as follows:

JLS
Outstanding balance on Borrowings	$9,695,000

Interest is charged on these Borrowings at OBFR (“Overnight Bank Funding Rate”) plus 1.70% per annum on the amount borrowed and 0.50% per annum on the undrawn balance which was waived for the reporting period.

During the current fiscal period, the average daily balance outstanding (which was for the entire current reporting period) and average annual interest rate on the Fund’s Borrowings were as follows:

JLS
Average daily balance outstanding	$10,167,928
Average annual interest rate	6.44%

Other Borrowings Information for the Funds: In order to maintain their Borrowings, the Funds must meet certain collateral, asset coverage and other requirements. Each Fund’s Borrowings outstanding is fully secured by eligible securities held in its portfolio of investments.

Each Fund’s Borrowings outstanding is recognized as “Borrowings” on the Statement of Assets and Liabilities. Interest expense incurred on the borrowed amount, undrawn balance and initial fees are recognized as a component of “Interest expense and amortization of offering costs” on the Statement of Operations.

Rehypothecation: JLS has entered into a Rehypothecation Side Letter (“Side Letter”) with its prime brokerage lender, allowing it to re-register the Pledged Collateral in its own name or in a name other than the Fund’s to pledge, repledge, hypothecate, rehyphothecate, sell, lend or otherwise transfer or use the Pledged Collateral (the “Hypothecated Securities”) with all rights of ownership as described in the Side Letter. Subject to certain conditions, the total value of the outstanding Hypothecated Securities shall not exceed the lesser of (i) 98% of the outstanding balance on the Borrowings to which the Pledged Collateral relates and (ii) 33 1⁄3% of the Fund’s total assets. The Fund may designate any Pledged Collateral as ineligible for rehypothecation. The Fund may also recall Hypothecated Securities on demand.

The Fund also has the right to apply and set-off an amount equal to one-hundred percent (100%) of the then-current fair market value of such Pledged Collateral against the current Borrowings under the Side Letter in the event that prime brokerage lender fails to timely return the Pledged Collateral and in certain other circumstances. In such circumstances, however, the Fund may not be able to obtain replacement financing required to purchase replacement securities and, consequently, the Fund’s income generating potential may decrease. Even if the Fund is able to obtain replacement financing, it might not be able to purchase replacement securities at favorable prices.

The Fund will receive a fee in connection with the Hypothecated Securities (“Rehypothecation Fees”) in addition to any principal, interest, dividends and other distributions paid on the Hypothecated Securities.

As of the end of the reporting period, the Fund did not hold any Hypothecated Securities.

Reverse Repurchase Agreements: During the current fiscal period, NPCT and JLS used reverse repurchase agreements as a means of leverage.

The Fund may enter into a reverse repurchase agreement with brokers, dealers, banks or other financial institutions that have been determined by the Adviser to be creditworthy. In a reverse repurchase agreement, a Fund sells to the counterparty a security that it holds with a contemporaneous agreement to repurchase the same security at an agreed-upon price and date, reflecting the interest rate effective for the term of the agreement. It may also be viewed as the borrowing of money by the Fund. Cash received in exchange for securities delivered, plus accrued interest payments to be made by the Fund to a counterparty, are reflected as a liability on the Statement of Assets and Liabilities. Interest payments made by the Fund to counterparties are recognized as a component of “Interest expense and amortization of offering costs” on the Statement of Operations.

In a reverse repurchase agreement, the Fund retains the risk of loss associated with the sold security. Reverse repurchase agreements also involve the risk that the purchaser fails to return the securities as agreed upon, files for bankruptcy or becomes insolvent. Upon a bankruptcy or insolvency of a counterparty, the Fund is considered to be an unsecured creditor with respect to excess collateral and as such the return of excess collateral may be delayed.

As of the end of the reporting period, the Funds’ outstanding balances on its reverse repurchase agreement were as follows:

NPCT

Counterparty	Coupon	Principal Amount	Maturity	Value	Value and Accrued Interest
TD Securities (USA), LLC	5.74%	$(12,000,000)	7/24/23	$(12,000,000)	$(12,143,200)
Societe Generale	5.75%	(33,820,000)	9/5/23	(33,820,000)	(33,982,054)
		$(45,820,000)		$(45,820,000)	$(46,125,254)

JLS

Counterparty	Coupon	Principal Amount	Maturity	Value	Value and Accrued Interest
Royal Bank of Canada	6.44%	$(13,123,000)	7/14/23	$(13,123,000)	$(13,306,110)
Societe Generale	6.16%	(17,552,000)	7/13/23	(17,552,000)	(17,789,175)
TD Securities (USA), LLC	5.60%	(770,000)	On-Demand	(770,000)	(783,923)
		$(31,445,000)		$(31,445,000)	$(31,879,208)

During the Fund’s utilization period(s) during the current fiscal period, the average daily balance outstanding (which was for the entire current reporting period) and average annual interest rate on the Funds’ reverse repurchase agreement were as follows:

	NPCT	JLS
Average daily balance outstanding	(45,820,000)	$(31,839,475)
Weighted average interest rate	5.35%	5.98%

Notes to Financial Statements (continued)

(Unaudited)

The following table presents the reverse repurchase agreements subject to netting agreements and the collateral delivered related to those reverse repurchase agreements.

NPCT

Counterparty	Reverse Repurchase Agreements*	Collateral Pledged to Counterparty
TD Securities (USA), LLC	$(12,143,200)	$(15,959,088)
Societe Generale	(33,982,054)	(45,207,701)

JLS

Counterparty	Reverse Repurchase Agreements*	Collateral Pledged to Counterparty
Royal Bank of Canada	$(13,306,110)	$(20,558,268)
Societe Generale	(17,789,175)	(24,515,983)
TD Securities (USA), LLC	(783,923)	(843,935)
*	Represents gross value and accrued interest for the counterparty as reported in the preceding table.

11. Inter-Fund Lending

Inter-Fund Borrowing and Lending: The SEC has granted an exemptive order permitting registered open-end and closed-end Nuveen funds to participate in an inter-fund lending facility whereby the Nuveen funds may directly lend to and borrow money from each other for temporary purposes (e.g., to satisfy redemption requests or when a sale of securities “fails,” resulting in an unanticipated cash shortfall) (the “Inter-Fund Program”). The closed-end Nuveen funds, including the Fund covered by this shareholder report, will participate only as lenders, and not as borrowers, in the Inter-Fund Program because such closed-end funds rarely, if ever, need to borrow cash to meet redemptions. The Inter-Fund Program is subject to a number of conditions, including, among other things, the requirements that (1) no fund may borrow or lend money through the Inter-Fund Program unless it receives a more favorable interest rate than is typically available from a bank or other financial institution for a comparable transaction; (2) no fund may borrow on an unsecured basis through the Inter-Fund Program unless the fund’s outstanding borrowings from all sources immediately after the inter-fund borrowing total 10% or less of its total assets; provided that if the borrowing fund has a secured borrowing outstanding from any other lender, including but not limited to another fund, the inter-fund loan must be secured on at least an equal priority basis with at least an equivalent percentage of collateral to loan value; (3) if a fund’s total outstanding borrowings immediately after an inter-fund borrowing would be greater than 10% of its total assets, the fund may borrow through the inter-fund loan on a secured basis only; (4) no fund may lend money if the loan would cause its aggregate outstanding loans through the Inter-Fund Program to exceed 15% of its net assets at the time of the loan; (5) a fund’s inter-fund loans to any one fund shall not exceed 5% of the lending fund’s net assets; (6) the duration of inter-fund loans will be limited to the time required to receive payment for securities sold, but in no event more than seven days; and (7) each inter-fund loan may be called on one business day’s notice by a lending fund and may be repaid on any day by a borrowing fund. In addition, a Nuveen fund may participate in the Inter-Fund Program only if and to the extent that such participation is consistent with the fund’s investment objective and investment policies. The Board is responsible for overseeing the Inter-Fund Program.

The limitations detailed above and the other conditions of the SEC exemptive order permitting the Inter-Fund Program are designed to minimize the risks associated with Inter-Fund Program for both the lending fund and the borrowing fund. However, no borrowing or lending activity is without risk. When a fund borrows money from another fund, there is a risk that the loan could be called on one day’s notice or not renewed, in which case the fund may have to borrow from a bank at a higher rate or take other actions to payoff such loan if an inter-fund loan is not available from another fund. Any delay in repayment to a lending fund could result in a lost investment opportunity or additional borrowing costs.

During the current reporting period, none of the Funds covered by this shareholder report have entered into any inter-fund loan activity.

Risk Considerations (Unaudited)

Fund shares are not guaranteed or endorsed by any bank or other insured depository institution and are not federally insured by the Federal Deposit Insurance Corporation.

Nuveen Global High Income Fund (JGH)

Investing in closed-end funds involves risk; principal loss is possible. There is no guarantee the Fund’s investment objectives will be achieved. Closed-end fund shares may frequently trade at a discount or premium to their net asset value. Debt or fixed income securities such as those held by the Fund, are subject to market risk, credit risk, interest rate risk, derivatives risk, liquidity risk, and income risk. As interest rates rise, bond prices fall. Lower credit debt securities may be more likely to fail to make timely interest or principal payments. Foreign investments involve additional risks, including currency fluctuation, political and economic instability, lack of liquidity and differing legal and accounting standards. The risks of foreign investments are magnified in emerging markets. Leverage increases return volatility and magnifies the Fund’s potential return and its risks; there is no guarantee a fund’s leverage strategy will be successful. These and other risk considerations such as call risk are described in more detail on the Fund’s web page at www.nuveen.com/JGH.

Nuveen Core Plus Impact Fund (NPCT)

Investing in closed-end funds involves risk; principal loss is possible. There is no guarantee the Fund’s investment objectives will be achieved. Closed-end fund shares may frequently trade at a discount or premium to their net asset value. Because the Impact Criteria and/or Nuveen’s Environmental Social Governance (ESG) investment criteria may exclude investments of certain issuers for non-financial reasons, the Fund may forgo some market opportunities available to funds that do not use these criteria. This may cause the Fund to underperform the market as a whole or other funds that do not use an Impact Criteria or ESG investment strategy or that use a different methodology or different factors to determine an investment’s impact and/or ESG investment criteria. Issuers of debt instruments in which the Fund may invest may default on their obligations to pay principal or interest when due. Investments of below investment grade quality are regarded as having speculative characteristics with respect to the issuer’s capacity to pay interest and repay principal, and may be subject to higher price volatility and default risk than investment grade investments of comparable terms and duration. Non-U.S. investments involve risks such as currency fluctuation, political and economic instability, lack of liquidity and differing legal and accounting standards. These risks are magnified in emerging markets. The values of municipal securities held by the Fund may be adversely affected by local political and economic conditions and developments. Leverage increases return volatility and magnifies the Fund’s potential return and its risks; there is no guarantee a fund’s leverage strategy will be successful. These and other risk considerations are described in more detail on the Fund’s web page at www.nuveen.com/NPCT.

Nuveen Mortgage and Income Fund (JLS)

Investing in closed-end funds involves risk; principal loss is possible. There is no guarantee the Fund’s investment objectives will be achieved. Closed-end fund shares may frequently trade at a discount or premium to their net asset value. Investing in mortgage-backed securities entails credit risk, the risk that the servicer fails to perform its duties, liquidity risks, interest rate risks, structure risks, prepayment risk, and geographical concentration risks. Investing in asset-backed securities entails credit risks inherent in the underlying collateral, the risk that the servicer fails to perform its duties, interest rate risk, liquidity risks and prepayment risk. Leverage increases return volatility and magnifies the Fund’s potential return and its risks; there is no guarantee a fund’s leverage strategy will be successful. These and other risk considerations are described in more detail on the Fund’s web page at www.nuveen.com/JLS.

Additional Fund Information (Unaudited)

Board of Trustees
Jack B. Evans	William C. Hunter	Amy B. R. Lancellotta	Joanne T. Medero	Albin F. Moschner	John K. Nelson
Matthew Thornton III	Terence J. Toth	Margaret L. Wolff	Robert L. Young

Investment Adviser Nuveen Fund Advisors, LLC 333 West Wacker Drive Chicago, IL 60606	Custodian State Street Bank & Trust Company One Congress Street Suite 1 Boston, MA 02114-2016	Legal Counsel Chapman and Cutler LLP Chicago, IL 60603	Independent Registered Public Accounting Firm PricewaterhouseCoopers LLP One North Wacker Drive Chicago, IL 60606	Transfer Agent and Shareholder Services Computershare Trust Company, N.A. 150 Royall Street Canton, MA 02021 (800) 257-8787

Portfolio of Investments Information

The Fund is required to file its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its report on Form N-PORT. You may obtain this information on the SEC’s website at http://www.sec.gov.

Nuveen Funds’ Proxy Voting Information

You may obtain (i) information regarding how each fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, without charge, upon request, by calling Nuveen toll-free at (800) 257-8787 or on Nuveen’s website at www.nuveen.com and (ii) a description of the policies and procedures that each fund used to determine how to vote proxies relating to portfolio securities without charge, upon request, by calling Nuveen toll free at (800) 257-8787. You may also obtain this information directly from the SEC. Visit the SEC on-line at http://www.sec.gov.

CEO Certification Disclosure

The Fund’s Chief Executive Officer (CEO) has submitted to the New York Stock Exchange (NYSE) the annual CEO certification as required by Section 303A.12(a) of the NYSE Listed Company Manual. The Fund has filed with the SEC the certification of its CEO and Chief Financial Officer required by Section 302 of the Sarbanes-Oxley Act.

Common Share Repurchases

The Funds intends to repurchase, through its open-market share repurchase program, shares of its own common stock at such times and in such amounts as is deemed advisable. During the period covered by this report, each Fund repurchased shares of its common stock, as shown in the accompanying table. Any future repurchases will be reported to shareholders in the next annual or semi-annual report.

	JGH	NPCT	JLS
Common shares repurchased	0	0	0

FINRA BrokerCheck

The Financial Industry Regulatory Authority (FINRA) provides information regarding the disciplinary history of FINRA member firms and associated investment professionals. This information as well as an investor brochure describing FINRA BrokerCheck is available to the public by calling the FINRA BrokerCheck Hotline number at (800) 289-9999 or by visiting www.FINRA.org.

Glossary of Terms Used in this Report

(Unaudited)

∎

19(a) Notice: Section 19(a) of the Investment Company Act of 1940 requires that the payment of any distribution which is made from a source other than the fund’s net income be accompanied by a written notice that discloses the estimated sources of such payment.

∎

Asset-Backed Securities (ABS): Securities whose value and income payments are derived from and collateralized by a specific pool of underlying assets. The pool of assets typically is a group of small and/or illiquid assets that may be difficult to sell individually. The underlying pools of asset-backed securities often include payments from credit cards, auto loans or mortgage loans.

∎

Average Annual Total Return: This is a commonly used method to express an investment’s performance over a particular, usually multi-year time period. It expresses the return that would have been necessary each year to equal the investment’s actual cumulative performance (including change in NAV or market price and reinvested dividends and capital gains distributions, if any) over the time period being considered.

∎

Commercial Mortgage-Backed Securities (CMBS): Commercial mortgage-backed securities are backed by cash flows of a mortgage or pool of mortgages on commercial real estate. CMBS generally are structured to provide protection to the senior class investors against potential losses on the underlying mortgage loans. CMBS are typically characterized by the following: i) loans on multifamily housing, non-residential property, ii) payments based on the amortization schedule of 25-30 years with a balloon payment due usually after 10 years, and iii) restrictions on prepayments.

∎

Contingent Capital Securities (CoCos): CoCos are debt or capital securities of primarily non-U.S. issuers with loss absorption contingency mechanisms built into the terms of the security, for example a mandatory conversion into common stock of the issuer, or a principal write-down, which if triggered would likely cause the CoCos investment to lose value. Loss absorption mechanisms would become effective upon the occurrence of a specified contingency event, or at the discretion of a regulatory body. Specified contingency events, as identified in the CoCo’s governing documents, usually reference a decline in the issuer’s capital below a specified threshold level, and/or certain regulatory events. A loss absorption contingency event for CoCos would likely be the result of, or related to, the deterioration of the issuer’s financial condition and/or its status as a going concern. In such a case, with respect to CoCos that provide for conversion into common stock upon the occurrence of the contingency event, the market price of the issuer’s common stock received by the Acquiring Fund will have likely declined, perhaps substantially, and may continue to decline after conversion. CoCos rated below investment grade should be considered high yield securities, or “junk,” but often are issued by entities whose more senior securities are rated investment grade. CoCos are a relatively new type of security; and there is a risk that CoCo security issuers may suffer the sort of future financial distress that could materially increase the likelihood (or the market’s perception of the likelihood) that an automatic write-down or conversion event on those issuers’ CoCos will occur. Additionally, the trading behavior of a given issuer’s CoCos may be strongly impacted by the trading behavior of other issuers’ CoCos, such that negative information from an unrelated CoCo security may cause a decline in value of one or more CoCos held by the Fund. Accordingly, the trading behavior of CoCos may not follow the trading behavior of other types of debt and preferred securities. Despite these concerns, the prospective reward vs. risk characteristics of at least certain CoCos may be very attractive relative to other fixed-income alternatives.

∎

Duration: Duration is a measure of the expected period over which a bond’s principal and interest will be paid, and consequently is a measure of the sensitivity of a bond’s or bond fund’s value to changes when market interest rates change. Generally, the longer a bond’s or fund’s duration, the more the price of the bond or fund will change as interest rates change.

∎

Effective Leverage: Effective leverage is a fund’s effective economic leverage, and includes both regulatory leverage (see below) and the leverage effects of certain derivative investments in the fund’s portfolio.

∎	Leverage: Leverage is created whenever a fund has investment exposure (both reward and/or risk) equivalent to more than 100% of the investment capital.

Glossary of Terms Used in this Report (continued)

(Unaudited)

∎

Mortgage-Backed Securities (MBS): Mortgage-backed securities (MBS) are bonds backed by pools of mortgages, usually with similar characteristics, and which return principal and interest in each payment. MBS are composed of residential mortgages (RMBS) or commercial mortgages (CMBS). RMBS are further divided into agency RMBS and non-agency RMBS, depending on the issuer.

∎

Net Asset Value (NAV) Per Share: A fund’s Net Assets is equal to its total assets (securities, cash, accrued earnings and receivables) less its total liabilities. NAV per share is equal to the fund’s Net Assets divided by its number of shares outstanding.

∎

Regulatory Leverage: Regulatory leverage consists of preferred shares issued by or borrowings of a fund. Both of these are part of a fund’s capital structure. Regulatory leverage is subject to asset coverage limits set in the Investment Company Act of 1940.

∎

Residential Mortgage-Backed Securities (RMBS): Residential mortgage-backed securities are securities the payments on which depend primarily on the cash flow from residential mortgage loans made to borrowers that are secured by residential real estate. RMBS consist of agency and non-agency RMBS. Agency RMBS have agency guarantees that assure investors that they will receive timely payment of interest and principal, regardless of delinquency or default rates on the underlying loans. Agency RMBS include securities issued by the Government National Mortgage Association, the Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation, and other federal agencies, or issues guaranteed by them. Non-agency RMBS do not have agency guarantees. Non-agency RMBS have credit enhancement built into the structure to shield investors from borrower delinquencies. The spectrum of non-agency residential mortgage loans includes traditional jumbo loans (prime), alternative-A loans (Alt-A), and home equity loans (subprime).

Annual Investment Management Agreement Approval Process

(Unaudited)

At a meeting held on May 23-25, 2023 (the “May Meeting”), the Boards of Trustees (collectively, the “Board” and each Trustee, a “Board Member”) of the Funds, which are comprised entirely of Board Members who are not “interested persons” (as defined under the Investment Company Act of 1940 (the “1940 Act”)) (the “Independent Board Members”), approved, for their respective Fund, the renewal of the management agreement (each, an “Investment Management Agreement”) with Nuveen Fund Advisors, LLC (the “Adviser”), pursuant to which the Adviser serves as the investment adviser to such Fund, and the sub-advisory agreement (each, a “Sub-Advisory Agreement”) with (a) in the case of Nuveen Global High Income Fund (the “Global High Income Fund”) and Nuveen Core Plus Impact Fund (the “Core Plus Impact Fund”), Nuveen Asset Management, LLC (“NAM”), pursuant to which NAM serves as the investment sub-adviser to each such Fund; and (b) in the case of Nuveen Mortgage and Income Fund (the “Mortgage and Income Fund”), Teachers Advisors, LLC (“TAL,” and NAM and TAL are each, a “Sub-Adviser”), pursuant to which TAL serves as the investment sub-adviser to such Fund, for an additional one-year term. Further, the Independent Board Members were aware that the Core Plus Impact Fund may gain exposure to certain investments by investing in such Fund’s wholly-owned subsidiary organized under the laws of the Cayman Islands, which is advised by NAM for no separate fee. The review of services provided to the Core Plus Impact Fund and such Fund’s management fees encompassed this arrangement. As the Board is comprised of all Independent Board Members, the references to the Board and the Independent Board Members are interchangeable.

Following up to an initial two-year period, the Board considers the renewal of each Investment Management Agreement and Sub-Advisory Agreement on behalf of the applicable Fund on an annual basis. The Investment Management Agreements and Sub-Advisory Agreements are collectively referred to as the “Advisory Agreements,” and the Adviser and the Sub-Advisers are collectively, the “Fund Advisers” and each, a “Fund Adviser.”

The Independent Board Members considered the review of the advisory agreements for the Nuveen funds to be an ongoing process and employed the accumulated information, knowledge and experience the Board Members had gained during their tenure on the boards governing the Nuveen funds and working with the Adviser and the applicable sub-advisers in their annual review of the advisory agreements. Throughout the year, the Board and its committees meet regularly and, at these meetings, receive regular and/or special reports that cover an extensive array of topics and information that are relevant to the Board’s annual consideration of the renewal of the advisory agreements for the Nuveen funds. Such information may address, among other things, fund performance and risk information; the Adviser’s strategic plans; product initiatives for various funds; the review of the funds and investment teams; compliance, regulatory and risk management matters; the trading practices of the various sub-advisers to the Nuveen funds; management of distributions; valuation of securities; fund expenses; securities lending; liquidity management; overall market and regulatory developments; and with respect to closed-end funds, capital management initiatives, institutional ownership, management of leverage financing and the secondary market trading of the closed-end funds and any actions to address discounts. The Board also seeks to meet periodically with the Nuveen funds’ sub-advisers and/or portfolio teams, when feasible. The presentations, discussions, and meetings throughout the year also provide a means for the Board to evaluate the level, breadth and quality of services provided by the Adviser and how such services have changed over time in light of new or modified regulatory requirements, changes to market conditions or other factors.

In connection with its annual consideration of the advisory agreements for the Nuveen funds, the Board, through its independent legal counsel, requested and received extensive materials and information prepared specifically for its review of such advisory agreements by the Adviser and by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent provider of investment company data. The materials cover a wide range of topics including, but not limited to, a description of the nature, extent and quality of services provided by the Fund Advisers; a review of product actions advanced in 2022 for the benefit of particular Nuveen funds and/or the Nuveen fund complex; a review of each sub-adviser to the Nuveen funds and/or the applicable investment team; an analysis of fund performance with a focus on any Nuveen funds considered performance outliers; an analysis of the fees and expense ratios of the Nuveen funds with a focus on any Nuveen funds considered expense outliers; a review of management fee schedules; a description of portfolio manager compensation; an overview of the secondary market trading of shares of the Nuveen closed-end funds (including, among other things, an analysis of secondary market performance and

Annual Investment Management Agreement Approval Process (continued)

(Unaudited)

commentary regarding the leverage management, share repurchase and shelf offering programs of Nuveen closed-end funds); a description of the profitability or financial data of Nuveen and the sub-advisers to the Nuveen funds; and a description of indirect benefits received by the Adviser and the sub-advisers as a result of their relationships with the Nuveen funds. The information prepared specifically for the annual review supplemented the information provided to the Board and its committees and the evaluations of the Nuveen funds by the Board and its committees during the year. The Board’s review of the advisory agreements for the Nuveen funds is based on all the information provided to the Board and its committees throughout the year as well as the information prepared specifically with respect to the annual review of such advisory agreements. The performance, fee and expense data and other information provided by a Fund Adviser, Broadridge or other service providers were not independently verified by the Independent Board Members.

As part of its review, the Board met on April 11-12, 2023 (the “April Meeting”) to review and discuss, in part, the performance of the Nuveen funds and the Adviser’s evaluation of each sub-adviser to the Nuveen funds and/or its investment teams. At the April Meeting, the Board Members asked questions and requested additional information that was provided for the May Meeting.

The Independent Board Members were advised by independent legal counsel during the annual review process as well as throughout the year, including meeting in executive sessions with such counsel at which no representatives from the Adviser or the Sub-Advisers were present. In connection with their annual review, the Independent Board Members also received a memorandum from independent legal counsel outlining their fiduciary duties and legal standards in reviewing the Advisory Agreements, including guidance from court cases evaluating advisory fees.

The Board’s decision to renew the Advisory Agreements was not based on a single identified factor, but rather the decision reflected the comprehensive consideration of all the information provided to the Board and its committees throughout the year as well as the materials prepared specifically in connection with the renewal process. The contractual arrangements are a result of multiple years of review, negotiation and information provided in connection with the Board’s annual review of the Nuveen funds’ advisory arrangements and oversight of the Nuveen funds. Each Board Member may have attributed different levels of importance to the various factors and information considered in connection with the approval process and may place different emphasis on the relevant information year to year in light of, among other things, changing market and economic conditions. A summary of the principal factors and information, but not all the factors, the Board considered in deciding to renew the Advisory Agreements is set forth below.

A.	Nature, Extent and Quality of Services

In evaluating the renewal of the Advisory Agreements, the Independent Board Members received and considered information regarding the nature, extent and quality of the applicable Fund Adviser’s services provided to the respective Fund with particular focus on the services and enhancements or changes to such services provided during the last year. The Independent Board Members considered the Investment Management Agreements and the Sub-Advisory Agreements separately in the course of their review. With this approach, they considered the respective roles of the Adviser and the Sub-Advisers in providing services to the applicable Fund(s).

The Board recognized that the Adviser provides a wide array of management, oversight and administrative services to manage and operate the Nuveen funds and that the scope and complexity of these services, along with the undertakings required of the Adviser in connection with providing these services, have expanded over time as a result of, among other things, regulatory, market and other developments. The Board noted the Adviser’s dedication of resources, time, personnel and capital and commitment to continuing to develop improvements and innovations that seek to enhance the Nuveen fund complex and meet the needs of the Nuveen funds in an increasingly complex regulatory environment. The Board received and reviewed information regarding, among other things, the Adviser’s investment oversight responsibilities, regulatory and compliance services, administrative duties and other services.

The Board considered the breadth and the quality of the services the Adviser and its various teams provide in overseeing the investment management of the Nuveen funds, including, among other things, overseeing and reviewing the services provided by the various sub-advisers to the Nuveen funds and their investment teams; evaluating fund performance and market conditions; overseeing operational and investment risks; evaluating investment strategies and recommending any changes thereto; managing liquidity; managing the daily valuation of portfolio securities; overseeing trade execution and securities lending; and setting and managing distributions consistent with the respective fund’s product design. With respect to closed-end funds, such services also include managing leverage; monitoring asset coverage levels for leveraged funds and compliance with rating agency criteria; providing capital management and secondary market services (such as implementing common share shelf offerings, capital return programs and common share repurchases); and maintaining a closed-end fund investor relations program. The Board also reviewed the structure of investment personnel compensation of each Fund Adviser and considered whether the structure provides appropriate incentives to attract and maintain qualified personnel and to act in the best interests of the respective Nuveen fund.

Given the Nuveen funds operate in a highly regulated industry, the Board further considered the extensive compliance, regulatory and administrative services the Adviser and its various teams provide to manage and operate the Nuveen funds. The Board recognized such services included, but were not limited to, managing compliance policies; monitoring compliance with applicable policies, laws and regulations; devising internal compliance programs in seeking to enhance compliance with regulatory requirements and creating a framework to review and assess compliance programs; overseeing sub-adviser compliance testing; preparing compliance training materials; and responding to regulatory requests. The Board reviewed highlights of the various initiatives Nuveen compliance had taken in 2022 including, among other things, additional due diligence of service providers as their operating environments evolve post-Covid to more hybrid in-person working arrangements; investments in supporting and expanding international trading capabilities; continuing efforts to enhance policies and controls to address compliance risks including those related to environmental, social and governance (“ESG”) matters and new regulatory developments or guidance; and establishing and maintaining compliance policies and comprehensive compliance training programs. The Board also considered information regarding the Adviser’s business continuity, disaster recovery and information security programs and the periodic testing and review of such programs.

In addition to the above functions, the Board considered the quality and extent of other non-advisory services the Adviser provides including, among other things, various fund administration services (such as preparing, overseeing or assisting with the preparation of tax and regulatory filings); product management services (such as evaluating and enhancing products and strategies); legal support services; shareholder services and transfer agency function oversight services; and board support and reporting services. With respect to board support services, the Board reviewed a summary of the annual, quarterly, and special reports the Adviser and/or its affiliates provided to the Board throughout 2022.

The Board further acknowledged various initiatives the Adviser had undertaken or continued in 2022 in seeking to improve the effectiveness of its organization, the Nuveen funds product line-up as well as particular Nuveen fund(s) through, among other things, rationalizing the product line and gaining efficiencies through mergers, repositionings and liquidations; launching new funds; reviewing and updating investment policies and benchmarks; reopening certain funds previously closed to new investors; adding or modifying the share classes offered by certain funds; implementing fee waivers and expense cap changes for certain funds and evaluating and adjusting portfolio management teams as appropriate for various funds; and developing policy positions on a broad range of regulatory proposals that may impact the funds and communicating with lawmakers and other regulatory authorities to help ensure these positions are represented.

Aside from the services provided, the Board recognized the financial resources of the Adviser and its affiliates and their willingness to make investments in the technology, personnel and infrastructure to support the Nuveen funds, including maintaining a seed capital budget to support new or existing funds and/or facilitate changes for a respective fund. The Board noted the benefits to shareholders of investing in a fund that is a part of a large fund complex with a variety of investment disciplines, capabilities, expertise and resources available to navigate and support the Nuveen funds including during stressed times. The Board recognized the overall reputation and capabilities of the Adviser and its affiliates, the Adviser’s continuing commitment to provide high quality services, its willingness to implement operational or organizational changes in seeking, among other things, to enhance efficiencies and services to the Nuveen funds and its responsiveness to the Board’s questions and/or concerns raised throughout the year and during the annual review of advisory agreements. The Board also considered the significant risks borne by the Adviser and its affiliates in connection with their services to the Nuveen funds, including entrepreneurial risks in sponsoring new funds and ongoing risks with managing the funds such as investment, operational, reputational, regulatory, compliance and litigation risks.

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The Board further considered the division of responsibilities between the Adviser and the Sub-Advisers and recognized that each Sub-Adviser and its investment personnel generally are responsible for the management of each applicable Fund’s portfolio under the oversight of the Adviser and the Board. The Board considered an analysis of each Sub-Adviser provided by the Adviser which included, among other things, the assets under management of the applicable investment team and changes thereto, a summary of the applicable investment team and changes to such team, the investment process and philosophy of the applicable investment team, the performance of the Nuveen funds sub-advised by the Sub-Adviser over various periods of time and a summary of any significant policy and/or other changes to the Nuveen funds sub-advised by the Sub-Adviser. The Board further considered at the May Meeting or prior meetings evaluations of each Sub-Adviser’s compliance programs and trade execution. The Board noted that the Adviser recommended the renewal of the Sub-Advisory Agreements.

Based on its review, the Board determined, in the exercise of its reasonable business judgment, that it was satisfied with the nature, extent and quality of services provided to the respective Funds under each applicable Advisory Agreement.

B.	The Investment Performance of the Funds and Fund Advisers

In evaluating the quality of the services provided by the Fund Advisers, the Board also considered a variety of investment performance data of the Nuveen funds prepared specifically for the annual review of the advisory agreements as well as the performance data the Board received throughout the year representing different time periods. In this regard, leading into the May Meeting, the Board reviewed, among other things, Fund performance over the quarter, one-, three- and five-year periods ending December 31, 2022 and March 31, 2023 (or for shorter periods available to the extent a Fund was not in existence during such periods). In addition, the Board reviewed and discussed performance data at its regularly scheduled quarterly meetings during the year. The Board therefore took into account the performance data, presentations and discussions (written and oral) that have been provided for the annual review as well as in prior meetings over time in evaluating fund performance, including the Adviser’s analysis of a fund’s performance with particular focus on performance outliers (both overperformance and underperformance), the factors contributing to performance (including relative to a fund’s benchmark and peers and the impact of market conditions) and any recommendations or steps that had been taken or were proposed to be taken to address significant performance concerns. In this regard, the Board noted, among other things, that certain Nuveen funds had changes in portfolio managers or other significant changes to their investment strategies or policies since March 2020, and, as a result, the Board reviewed certain tracking performance data comparing the performance of such funds before and after such changes.

The Board recognized that performance data reflects performance over a specified period which may differ significantly depending on the ending dates selected, particularly during periods of market volatility. Further, the Board noted that shareholders may evaluate performance based on their own respective holding periods which may differ from the performance periods reviewed by the Board and lead to differing results.

In its evaluation, the Board reviewed Nuveen fund performance results from different perspectives. In general, subject to certain exceptions, the Board reviewed both absolute and relative fund performance during the annual review over the various time periods and evaluated performance results in light of a fund’s investment objective(s), strategies and risks. With respect to the relative performance, the Board considered fund performance in comparison to the performance of peer funds (the “Performance Peer Group”) and recognized and/or customized benchmarks (i.e., generally benchmarks derived from multiple recognized benchmarks). In reviewing such comparative performance, the Board was cognizant of the inherent limitations of such data which can make meaningful performance comparisons generally difficult. As an illustration, differences in the composition of the Performance Peer Group, the investment objective(s), strategies and other characteristics of the peers in the Performance Peer Group, the level, type and cost of leverage (if any) of the peers, and the varying sizes of peers all may contribute to differences in the performance results of a Performance Peer Group compared to the applicable Nuveen fund. With respect to relative performance of a Nuveen fund compared to a benchmark index, differences, among other things, in the investment objective(s) and strategies of a fund and the benchmark (particularly an actively managed fund that does not directly follow an index) as well as the costs of operating a fund would necessarily contribute to differences in performance results and limit the value of the comparative performance information. To assist the Board in its review of the comparability of the relative performance, the Adviser has ranked the relevancy of the peer group to the Funds as low, medium or high.

The secondary market trading of shares of the Nuveen closed-end funds also continues to be a priority for the Board given its importance to shareholders, and therefore the Board and/or its Closed-end Fund committee reviews certain performance data reflecting, among other things, the premiums and discounts at which the shares of the Nuveen closed-end funds have traded over specified periods throughout the year. In its review, the Board considers, among other things, changes to investment mandates and guidelines, distribution policies, leverage levels and types; share repurchases and similar capital market actions; and effective communications programs to build greater awareness and deepen understanding of closed-end funds. As applicable, the Board considered the impact of leverage on a Nuveen fund’s performance. The Board further acknowledged that performance results should include the distribution yields of funds that seek to provide income as part of their investment objective(s) to shareholders. In this regard, the Board considered that the use of leverage by various funds may have detracted from total return performance of such funds over various periods in current market conditions, but the leverage also was accretive in helping to provide income.

The Board also evaluated Nuveen fund performance in light of various relevant factors which may include, among other things, general market conditions, issuer-specific information, asset class information, leverage and fund cash flows. The Board acknowledged that long-term performance could be impacted by even one period of significant outperformance or underperformance and that a single investment theme could disproportionately affect performance. Further, the Board recognized that the market and economic conditions may significantly impact a fund’s performance, particularly over shorter periods, and such performance may be more reflective of such economic or market events and not necessarily reflective of management skill. Although the Board reviews short-, intermediate- and longer-term performance data, the Board recognized that longer periods of performance may reflect full market cycles.

In relation to recent general market conditions, the Board had recognized the general market volatility and underperformance of the market in 2022 in considering Nuveen fund performance. The Board took into account the Adviser’s assessment of a fund’s performance during the recent period of significant market volatility. In their review from year to year, the Board Members consider and may place different emphasis on the relevant information in light of changing circumstances in market and economic conditions. In evaluating performance, the Board focused particular attention on funds with less favorable performance records. However, depending on the facts and circumstances including any differences between the respective fund and its benchmark and/or Performance Peer Group, the Board may be satisfied with a fund’s performance notwithstanding that its performance may be below that of its benchmark and/or peer group for certain periods. With respect to any funds for which the Board has identified performance issues, the Board seeks to monitor such funds closely until performance improves, discusses with the Adviser the reasons for such results, considers whether any steps are necessary or appropriate to address such issues, and reviews the results of any steps undertaken.

The Board’s determinations with respect to each Fund are summarized below.

For the Global High Income Fund, the Board noted that although the Fund’s performance was below the performance of its benchmark for the one-, three- and five-year periods ended December 31, 2022 and the Fund ranked in the fourth quartile of its Performance Peer Group for the three- and five-year periods ended December 31, 2022, the Fund ranked in the third quartile of its Performance Peer Group for the one-year period ended December 31, 2022. In addition, although the Fund’s performance was below the performance of its benchmark for the one- and five-year periods ended March 31, 2023 and the Fund ranked in the fourth quartile of its Performance Peer Group for the five-year period ended March 31, 2023, the Fund outperformed its benchmark for the three-year period ended March 31, 2023 and ranked in the third quartile of its Performance Peer Group for the one- and three-year periods ended March 31, 2023. On the basis of the Board’s ongoing review of investment performance and all relevant factors, including the relative market conditions during certain reporting periods, the Fund’s investment objective(s) and management’s discussion of performance, the Board concluded that in light of these factors, the Fund’s performance supported renewal of the Advisory Agreements.

For the Core Plus Impact Fund, the Board noted that the Fund’s performance was below the performance of its blended benchmark and the Fund ranked in the fourth quartile of its Performance Peer Group for the one-year periods ended December 31, 2022 and March 31, 2023. In considering performance, the Board recognized that the Performance Peer Group

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was classified as low for relevancy. In its review, the Board also recognized that the Fund was relatively new with a performance history too limited to make a meaningful assessment of performance, and management deserved additional time to develop a performance record. The Board will continue to monitor the development of the Fund.

For the Mortgage and Income Fund, the Board noted that although the Fund’s performance was below the performance of its benchmark for the one-, three- and five-year periods ended December 31, 2022, the Fund ranked in the third quartile of its Performance Peer Group for the one-year period ended December 31, 2022 and second quartile for the three- and five-year periods ended December 31, 2022. In addition, although the Fund’s performance was below the performance of its benchmark for the one- and five-year periods ended March 31, 2023, the Fund outperformed its benchmark for the three-year period ended March 31, 2023. The Fund further ranked in the second quartile of its Performance Peer Group for the one- and three-year periods ended March 31, 2023 and third quartile for the five-year period ended March 31, 2023. In its review, the Board noted the Fund’s Performance Peer Group was classified as low for relevancy. The Board also recognized that the Fund was restructured to become a perpetual closed-end fund with a new investment objective, new sub-adviser and revised investment mandate effective in October 2019. The Board recognized that the Fund’s performance prior to such restructuring would not reflect these changes. On the basis of the Board’s ongoing review of investment performance and all relevant factors, including the relative market conditions during certain reporting periods, the Fund’s investment objective(s) and management’s discussion of performance, the Board concluded that in light of these factors, the Fund’s performance supported renewal of the Advisory Agreements.

C.	Fees, Expenses and Profitability
1.	Fees and Expenses

As part of its annual review, the Board generally reviewed, among other things, with respect to the Nuveen closed-end funds, the contractual management fee and actual management fee (i.e., the management fee after taking into consideration fee waivers and/or expense reimbursements, if any) paid by a fund to the Adviser in light of the nature, extent and quality of the services provided. The Board also considered the total operating expense ratio of a fund (after any fee waivers and/or expense reimbursements). More specifically, the Independent Board Members reviewed, among other things, each Nuveen closed-end fund’s actual management fee rate (after fee waivers and/or expense reimbursements, if any) and net total expense ratio in relation to those of a comparable universe of funds (the “Peer Universe”) established by Broadridge. The Independent Board Members reviewed the methodology Broadridge employed to establish its Peer Universe and recognized that differences between the applicable fund and its respective Peer Universe as well as changes to the composition of the Peer Universe from year to year may limit some of the value of the comparative data. The Independent Board Members take these limitations and differences into account when reviewing comparative peer data. The Independent Board Members also considered a fund’s operating expense ratio as it more directly reflected the shareholder’s costs in investing in the respective fund.

In their review, the Independent Board Members considered, in particular, each Nuveen fund with a net total expense ratio (excluding investment-related costs of leverage for closed-end funds) of six basis points or higher compared to that of its peer average (each, an “Expense Outlier Fund”), including the Core Plus Impact Fund, and an analysis as to the factors contributing to each such fund’s higher relative net total expense ratio. In addition, although the Board reviewed a fund’s total net expenses both including and excluding investment-related expenses (i.e., leverage costs) for certain of the closed-end funds, the Board recognized that leverage expenses will vary across funds and in comparison to peers because of differences in the forms and terms of leverage employed by the respective fund. Accordingly, in reviewing the comparative data between a fund and its peers, the Board generally considered the fund’s net total expense ratio and fees (excluding leverage costs and leveraged assets for the closed-end funds) to be higher if they were over 10 basis points higher, slightly higher if they were 6 to 10 basis points higher, in line if they were within approximately 5 basis points higher than the peer average and below if they were below the peer average of the Peer Universe.

The Independent Board Members also considered, in relevant part, a Nuveen fund’s management fee and net total expense ratio in light of its performance history, including reviewing certain funds identified by the Adviser and/or the Board as having a higher net total expense ratio or management fee compared to their respective peers coupled with experiencing periods of challenged performance and considering the reasons for such comparative positions. In addition, with respect to closed-end funds that utilize leverage, the Independent Board Members recognized that certain assets attributable to a fund’s use of leverage may be included in the amount of assets upon which the advisory fee or sub-advisory fee is calculated. The Independent Board Members acknowledged the fact that a decision to employ leverage or increase a fund’s leverage which has the effect, all other things being equal, of increasing the assets upon which an advisory or sub-advisory fee is based (and, in turn, increasing the Adviser’s and applicable sub-adviser’s management fees), means that the Adviser and applicable sub-adviser may have a conflict of interest in determining whether to use or increase leverage. The Independent Board Members recognized, however, that the Adviser and sub-advisers would seek to manage the potential conflict by recommending to the Board to leverage the applicable fund or increase such leverage when the Adviser and/or sub-adviser, as applicable, has determined that such action would be in the best interests of the respective fund and its common shareholders and by periodically reviewing with the Board the fund’s performance and the impact of the use of leverage on that performance.

In their review of the fee arrangements for the Nuveen funds, the Independent Board Members also considered the management fee schedules, including the complex-wide and fund-level breakpoint schedules, as applicable. The Board noted that across the Nuveen fund complex, the complex-wide fee breakpoints reduced fees by approximately $62.4 million and fund-level breakpoints reduced fees by approximately $76.1 million in 2022.

With respect to each Sub-Adviser, the Board also considered, among other things, the sub-advisory fee schedule paid to the Sub-Adviser in light of the sub-advisory services provided to the respective Fund and comparative data of the fees the Sub-Adviser charges to other clients, if any. In its review, the Board recognized that the compensation paid to each Sub-Adviser is the responsibility of the Adviser, not the applicable Fund(s).

The Independent Board Members noted that (a) the Global High Income Fund had an actual management fee that was in line with the peer average and a net total expense ratio that was below the peer average; (b) the Mortgage and Income Fund had an actual management fee that was higher than the peer average, but a net total expense ratio that was in line with the peer average; and (c) the Core Plus Impact Fund had an actual management fee and a net total expense ratio that were higher than the respective peer averages. The Independent Board Members noted that differences in the Core Plus Impact Fund’s investment strategy relative to the peer set contributed to the differential.

Based on its review of the information provided, the Board determined that each Fund’s management fees (as applicable) to a Fund Adviser were reasonable in light of the nature, extent and quality of services provided to the Fund.

2.	Comparisons with the Fees of Other Clients

In evaluating the appropriateness of fees, the Board also considered information regarding the fee rates the respective Fund Advisers charged to certain other types of clients and the type of services provided to these other clients. With respect to the Adviser and/or the Sub-Advisers, such other clients may include: retail and institutional managed accounts sub-advised by a Sub-Adviser (with respect to NAM); hedge funds or other structured products managed by a Sub-Adviser (with respect to NAM); investment companies offered outside the Nuveen family and sub-advised by a Sub-Adviser (with respect to NAM); foreign investment companies offered by Nuveen and sub-advised by a Sub-Adviser (with respect to NAM and TAL); collective investment trusts sub-advised by a Sub-Adviser (with respect to NAM); and certain funds advised by a Sub-Adviser (with respect to TAL). The Board further noted that the Adviser also advised, and each Sub-Adviser sub-advised, certain exchange-traded funds (“ETFs”) sponsored by Nuveen. The Board reviewed, among other things, the range of fees assessed for managed accounts, hedge funds (along with their performance fee), foreign investment companies and ETFs offered by Nuveen, as applicable. The Board also reviewed the fee range and average fee rate of certain selected investment strategies offered in retail and institutional managed accounts sub-advised by NAM, the hedge funds advised by NAM (along with their performance fee) and non-Nuveen investment companies sub-advised by certain affiliated sub-advisers. With respect to TAL, the Board reviewed the management fees and expense ratios of certain funds advised by TAL in the TIAA-CREF family of funds.

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In considering the comparative fee data, the Board recognized that differences, including but not limited to, the amount, type and level of services provided by the Adviser to the Nuveen funds compared to that provided to other clients as well as differences in investment policies; eligible portfolio assets and the manner of managing such assets; product structure; investor profiles; account sizes; and regulatory requirements contribute to the variations in the fee schedules. Similarly, differences in the client base, governing bodies, distribution jurisdiction and operational complexities would also contribute to variations in management fees assessed the Nuveen funds compared to foreign fund clients. Further, with respect to ETFs, the Board considered that the Nuveen ETFs that are designed to track the performance of a specified index (“Index ETFs”) were passively managed compared to the active management of other Nuveen funds, which also contributed to the differences in fee levels between such Index ETFs and the actively managed funds. The Board acknowledged the wide range of services in addition to investment management that the Adviser had provided to the Nuveen funds compared to other types of clients as well as the increased entrepreneurial, legal and regulatory risks that the Adviser incurs in sponsoring and managing the Nuveen funds. In general, higher fee levels reflect higher levels of service provided by the Adviser, increased investment management complexity, greater product management requirements, and higher levels of business risk or some combination of these factors. The Board further considered that a Sub-Adviser’s fee is essentially for portfolio management services and therefore more comparable to the fees it receives for retail wrap accounts and other external sub-advisory mandates, as applicable. The Board concluded the varying levels of fees were justified given, among other things, the more extensive services, regulatory requirements and legal liabilities, and the entrepreneurial, legal and regulatory risks incurred in sponsoring and advising a registered investment company compared to that required in advising other types of clients.

3.	Profitability of Fund Advisers

In their review, the Independent Board Members considered estimated profitability information of Nuveen as a result of its advisory services to the Nuveen funds as well as profitability data of other publicly traded asset management firms. Such profitability information included, among other things, gross and net revenue margins (excluding distribution) of Nuveen Investments, Inc. (“Nuveen Investments”) for services to the Nuveen funds on a pre-tax and after-tax basis for the 2022 and 2021 calendar years as well as the revenues earned (less any expense reimbursements/fee waivers) and expenses incurred by Nuveen Investments for its advisory activities to the Nuveen funds (excluding distribution and certain other expenses) for the 2022 and 2021 calendar years. The Independent Board Members also considered a summary of some of the key factors that impacted Nuveen’s profitability in 2022. In addition, the Board reviewed the revenues, expenses and operating margin (pre- and after-tax) the Adviser derived from its ETF product line for the 2022 and 2021 calendar years.

In developing the profitability data of the Adviser for its advisory services to the Nuveen funds, the Independent Board Members recognized the subjective nature of calculating profitability as the information is not audited and is necessarily dependent on cost allocation methodologies to allocate expenses throughout the complex and among the various advisory products. Given there is no perfect expense allocation methodology and that other reasonable and valid allocation methodologies could be employed and could lead to significantly different results, the Board reviewed, among other things, a description of the cost allocation methodologies employed to develop the financial information, a summary of the history of changes to the methodology over the years from 2010 through 2022, and a historical expense analysis of Nuveen Investments’ revenues, expenses and pre-tax net revenue margins derived from its advisory services to the Nuveen funds (excluding distribution) for the calendar years from 2017 through 2022. The Board had also appointed four Independent Board Members to serve as the Board’s liaisons, with the assistance of independent counsel, to meet with representatives of the Adviser and review the development of the profitability data and to report to the full Board.

In addition, the Board considered certain comparative operating margin data. In this regard, the Board reviewed the operating margins of Nuveen Investments compared to the adjusted operating margins of a peer group of asset management firms with publicly available data and the most comparable assets under management (based on asset size and asset composition) to Nuveen. The Board recognized that the operating margins of the peers were adjusted generally to address that certain services provided by the peers were not provided by Nuveen. The Board also reviewed, among other things, the net revenue margins (pre-tax) of Nuveen Investments on a company-wide basis and the net revenue margins (pre-tax) of Nuveen Investments derived from its services to the Nuveen funds only (including and excluding distribution) compared to the adjusted operating margins of the peer group for each calendar year from 2012 to 2022. Although the total company operating margins of Nuveen Investments were in the bottom half of the peer group range for 2022 and 2021, the Independent Board Members recognized the limitations of the comparative data given that peer data is not generally public and the calculation of profitability is subjective and affected by numerous factors (such as types of funds a peer manages, its business mix, its cost of capital, the numerous assumptions underlying the methodology used to allocate expenses and other factors) that can have a significant impact on the results.

Aside from Nuveen’s profitability, the Board recognized that the Adviser is a subsidiary of Nuveen, LLC, the investment management arm of Teachers Insurance and Annuity Association of America (“TIAA”). Accordingly, the Board also reviewed a balance sheet for TIAA reflecting its assets, liabilities and capital and contingency reserves for the 2022 and 2021 calendar years to consider the financial strength of TIAA. The Board recognized the benefit of an investment adviser and its parent with significant resources, particularly during periods of market volatility. The Board also noted the reinvestments Nuveen, its parent and/or other affiliates made into its business through, among other things, the investment of seed capital in certain Nuveen funds and continued investments in enhancements to technological capabilities.

In addition to Nuveen, the Independent Board Members considered the profitability of each Sub-Adviser from its relationships with the respective Nuveen funds. In this regard, with respect to NAM, the Independent Board Members reviewed, among other things, NAM’s revenues, expenses and net revenue margins (pre- and after-tax) for its advisory activities to the respective Nuveen funds for the calendar years ended December 31, 2022 and December 31, 2021. The Independent Board Members also reviewed a profitability analysis reflecting the revenues, expenses and revenue margin (pre- and after-tax) by asset type for NAM for the calendar years ending December 31, 2022 and December 31, 2021. With respect to TAL, the Independent Board Members reviewed, among other things, the revenues, expenses and net operating income for its advisory services to the Nuveen ETFs and Nuveen closed-end funds it sub-advises for the 2022 and 2021 calendar years.

In evaluating the reasonableness of the compensation, the Independent Board Members also considered any other ancillary benefits derived by the respective Fund Adviser from its relationship with the Nuveen funds as discussed in further detail below.

Based on a consideration of all the information provided, the Board noted that Nuveen’s and each Sub-Adviser’s level of profitability was acceptable and not unreasonable in light of the services provided.

D.	Economies of Scale and Whether Fee Levels Reflect These Economies of Scale

The Board considered whether there have been economies of scale with respect to the management of the Nuveen funds, whether these economies of scale have been appropriately shared with the funds and whether there is potential for realization of further economies of scale. Although the Board recognized that economies of scale are difficult to measure with any precision and certain expenses may not decline with a rise in assets, the Board considered that Nuveen shares the benefits of economies of scale, if any, in a number of ways including through the use of breakpoints in the management fee schedule, fee waivers and/or expense limitations, the pricing of funds at scale at inception and investments in Nuveen’s business which can enhance the services provided to the funds for the fees paid. In this regard, the Board recognized that the management fee of the Adviser is generally comprised of a fund-level component and a complex-level component each with its own breakpoint schedule, subject to certain exceptions. The Board reviewed the fund-level and complex-level fee schedules. With this structure, the Board noted that the complex-level breakpoint schedule is designed to deliver the benefits of economies of scale to shareholders when the eligible assets in the complex pass certain thresholds even if the assets of a particular fund are unchanged or have declined, and the fund-level breakpoint schedules are designed to share economies of scale with shareholders if the particular fund grows. The Board noted, however, that although closed-end funds may make additional share offerings from time to time, the closed-end funds have a more limited ability to increase their assets because the growth of their assets will occur primarily from the appreciation of their investment portfolios.

As noted above, the Independent Board Members also recognized the continued reinvestment in Nuveen’s business to enhance its capabilities and services to the benefit of its various clients. The Board understood that many of these investments in the Nuveen business were not specific to individual Nuveen funds but rather incurred across of a variety of products and services pursuant to which the family of Nuveen funds as a whole may benefit. In addition, the Board also

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considered that Nuveen has provided, without raising advisory fees to the Nuveen funds, certain additional services, including, but not limited to, services required by new regulations and regulatory interpretations, and this was also a means of sharing economies of scale with the funds and their shareholders.

Based on its review, the Board was satisfied that the current fee arrangements together with the reinvestment in Nuveen’s business appropriately shared any economies of scale with shareholders.

E.	Indirect Benefits

The Independent Board Members received and considered information regarding other benefits the respective Fund Adviser or its affiliates may receive as a result of their relationship with the Nuveen funds. The Board acknowledged that an affiliate of the Adviser may receive compensation for serving as a co-manager in the initial public offerings of new Nuveen closed-end funds (if any) and for serving as an underwriter on shelf offerings of existing Nuveen closed-end funds and reviewed the amounts paid for such services, if any, in 2021 and 2022.

In addition, the Independent Board Members noted that the various sub-advisers to the Nuveen funds do not generally benefit from soft dollar arrangements with respect to Nuveen fund portfolio transactions.

Based on its review, the Board concluded that any indirect benefits received by a Fund Adviser as a result of its relationship with the applicable Fund(s) were reasonable in light of the services provided.

F.	Other Considerations

The Independent Board Members did not identify any single factor discussed previously as all-important or controlling. The Independent Board Members concluded that the terms of each Advisory Agreement were reasonable, that the respective Fund Adviser’s fees were reasonable in light of the services provided to each applicable Fund and that the Advisory Agreements be renewed for an additional one-year period.

Notes

Notes

Notes

Nuveen:

Serving Investors for Generations

Since 1898, financial professional and their clients have relied on Nuveen to provide dependable investment solutions through continued adherence to proven, long-term investing principles. Today, we offer a range of high quality solutions designed to be integral components of a well-diversified core portfolio.

Focused on meeting investor needs.

Nuveen is the investment manager of TIAA. We have grown into one of the world’s premier global asset managers, with specialist knowledge across all major asset classes and particular strength in solutions that provide income for investors and that draw on our expertise in alternatives and responsible investing. Nuveen is driven not only by the independent investment processes across the firm, but also the insights, risk management, analytics and other tools and resources that a truly world-class platform provides. As a global asset manager, our mission is to work in partnership with our clients to create solutions which help them secure their financial future.

Find out how we can help you.

To learn more about how the products and services of Nuveen may be able to help you meet your financial goals, talk to your financial professional, or call us at (800) 257-8787. Please read the information provided carefully before you invest. Investors should consider the investment objective and policies, risk considerations, charges and expenses of any investment carefully. Where applicable, be sure to obtain a prospectus, which contains this and other relevant information. To obtain a prospectus, please contact your securities representative or Nuveen, 333 W. Wacker Dr., Chicago, IL 60606. Please read the prospectus carefully before you invest or send money.

Learn more about Nuveen Funds at: www.nuveen.com/closed-end-funds

NOT FDIC INSURED MAY LOSE VALUE NO BANK GUARANTEE

Nuveen Securities, LLC, member FINRA and SIPC | 333 West Wacker Drive Chicago, IL 60606 | www.nuveen.com	ESA-B-0623P 3020129-INV-B-8/24

ITEM 2.	CODE OF ETHICS.

Not applicable to this filing.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable to this filing.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable to this filing.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to this filing.

ITEM 6.	SCHEDULE OF INVESTMENTS.

(a)	See Portfolio of Investments in Item 1.

(b)	Not applicable.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to this filing.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to this filing.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board implemented after the registrant last provided disclosure in response to this item.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.	DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 13.	EXHIBITS.

File the exhibits listed below as part of this Form.

(a)(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Not applicable to this filing.

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)) in the exact form set forth below: See EX-99.CERT attached hereto.

(a)(3) Any written solicitation to purchase securities under Rule 23c-1 under the 1940 Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons: Not applicable.

(a)(4) Change in the registrant’s independent public accountant. Not applicable.

(b) If the report is filed under Section  13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2 (b) under the 1940 Act (17 CFR 270.30a-2(b)), Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)), and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) as an Exhibit. A certification furnished pursuant to this paragraph will not be deemed “filed” for purposes of Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registration specifically incorporates it by reference: See EX-99.906 CERT attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Nuveen Mortgage and Income Fund

By (Signature and Title)	/s/ Mark L. Winget
Mark L. Winget
Vice President and Secretary

Date: September 6, 2023

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ David J. Lamb
David J. Lamb
Chief Administrative Officer
(principal executive officer)

Date: September 6, 2023

By (Signature and Title)	/s/ E. Scott Wickerham
E. Scott Wickerham
Vice President and Funds Controller
(principal financial officer)

Date: September 6, 2023